As filed with the Securities and Exchange Commission February 3, 1997

                                                                       File Nos.
                                                                        33-18516
                                                                        811-5387

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

           Pre-Effective Amendment No.

           Post Effective Amendment No.  21                    (X)

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

          Amendment No.  22                                    (X)

                        FRANKLIN MUTUAL SERIES FUND INC.
               (Exact Name of Registrant as Specified in Charter)

                51 JOHN F. KENNEDY PARKWAY, SHORT HILLS, NJ 07078
               (Address of Principal Executive Offices) (Zip Code)

    Registrant's Telephone Number, Including Area Code (201) 912-2100

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

     [ ]immediately upon filing pursuant to paragraph (b)
     [x]on February 12, 1997 pursuant to paragraph (b)
     [ ]60 days after filing pursuant to paragraph (a)(i)
     [ ]on (date) pursuant to paragraph (a)(i)
     [ ]75 days after filing pursuant to paragraph (a)(ii)
     [ ]on (date) pursuant to paragraph (a)(ii)of rule 485

if appropriate, check the following box:

[ ]This post-effective amendment designates a new effective date for a previously filed post-effective amendment

DECLARATION PURSUANT TO RULE 24F-2. The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for the issuer's most recent fiscal year was filed on February 27, 1996.



                      FRANKLIN MUTUAL SERIES FUND INC.
                              CROSS REFERENCE SHEET

                                    FORM N-1A

              PART A: INFORMATION REQUIRED IN THE PROSPECTUS
          (All Series Prospectus - Class I and Class II Shares)

N-1A                                  Location in
ITEM NO.  ITEM                        REGISTRATION STATEMENT

1.         Cover Page                  Cover Page

2.         Synopsis                    Expense Summary

3.         Condensed Financial         "Condensed Financial Information"
           Information

4.         General Description of      "How is the Fund Organized?";
           Registrant                  "Investment Objectives and
                                       Policies and Risks"

5.         Management of the Fund      "Who Manages the Fund?"

6.         Capital Stock and Other     "How is the Fund Organized?";
           Securities                  "Services to Help You Manage
                                       Your Account"; "What
                                       Distributions Might I Receive
                                       from the Fund?"; "How Taxation
                                       Affects the Fund and its
                                       Shareholders"

7.         Purchase of Securities      "How Do I Buy Shares?"; "May I
           Being Offered               Exchange Shares for Shares of
                                       Another Fund?"; "Transaction
                                       Procedures and Special
                                       Requirements"; "Services to Help
                                       You Manage Your Account"

8.         Redemption or Repurchase    "May I Exchange Shares for
                                       Shares of Another Fund?"; "How
                                       Do I Sell Shares?"; "Transaction
                                       Procedures and Special
                                       Requirements"; "Services to Help
                                       You Manage Your Account"

9.         Pending Legal Proceedings   Not Applicable


                        FRANKLIN MUTUAL SERIES FUND INC.
                              CROSS REFERENCE SHEET

                                    FORM N-1A

              PART A: INFORMATION REQUIRED IN THE PROSPECTUS
                 (All Series Prospectus - Class Z Shares)

N-1A                                    Location in
ITEM NO.    ITEM                        REGISTRATION STATEMENT

1.           Cover Page                  Cover Page

2.           Synopsis                    Annual Expense Tables

3.           Condensed Financial         "Condensed Financial
             Information                 Information"

4.           General Description of      Cover Page; "The Fund";
             Registrant                  "Additional Information"

5.           Management of the Fund      "Management of the Fund";
                                         "Additional Information"

5A.          Management's Discussion     Contained in Registrant's
             of Fund Performance         Annual Report to Shareholders
6.           Capital Stock and Other     Cover Page; "Dividends,
             Securities                  Distributions and Taxes";
                                         "Shares of the Fund";
                                         "Additional Information"

7.           Purchase of Securities      "How to Purchase Shares";
             Being Offered               "Shareholder Services"; "Net
                                         Asset Value"

8.           Redemption or Repurchase    "How to Redeem Shares"

9.           Pending Legal Proceedings   Not Applicable


                        FRANKLIN MUTUAL SERIES FUND INC.
                              CROSS REFERENCE SHEET

                                    FORM N-1A

                       Part B: Information Required in the
                       STATEMENT OF ADDITIONAL INFORMATION
                   (All Series - Class I and Class II Shares)

N-1A                                   Location in
ITEM NO.  ITEM                         REGISTRATION STATEMENT

10.        Cover Page                   Cover Page

11.        Table of Contents            Contents

12.        General Information and      See "Expense Summary" in the
           History                      Prospectus

13.        Investment Objectives and    "Investment Objectives and
           Policies                     Policies"; "Restrictions and
                                        Limitations"

14.        Management of the Fund       "Officers and Directors";
                                        "Investment Advisory and Other
                                        Services"

15.        Control Persons and          "Officers and Directors";
           Principal Holders of         "Investment Advisory and Other
           Securities                   Services"; "Miscellaneous
                                        Information"

16.        Investment Advisory and      "Investment Advisory and Other
           Other Services               Services"; "The Fund's
                                        Underwriter"

17.        Brokerage Allocation and     "How does the Fund Buy
           Other Practices              Securities for its Portfolio?"

18.        Capital Stock and Other      See Prospectus "How is the Fund
           Securities                   Organized?"

19.        Purchase, Redemption and     "How Do I Buy, Sell and
           Pricing of Securities        Exchange Shares?"; "How are
           Being Offered                Fund Shares Valued?";
                                        "Financial Statements"

20.        Tax Status                   "Additional Information on
                                        Distributions and Taxes"

21.        Underwriters                 "The Fund's Underwriter"

22.        Calculation of Performance   "How does the Fund Measure
           Data                         Performance?"

23.        Financial Statements         "Financial Statements"


                        FRANKLIN MUTUAL SERIES FUND INC.
                              CROSS REFERENCE SHEET

                                    FORM N-1A

                       Part B: Information Required in the
                       STATEMENT OF ADDITIONAL INFORMATION
                          (All Series - Class Z Shares)

N-1A                                   Location in
ITEM NO.  ITEM                         REGISTRATION STATEMENT

10.        Cover Page                   Cover Page

11.        Table of Contents            Cover Page

12.        General Information and      See "Series Annual Expense
           History                      Tables" in the Prospectus

13.        Investment Objectives and    "Investment Objectives and
           Policies                     Policies"; "Restrictions and
                                        Limitations"

14.        Management of the Fund       "Management of the Fund"

15.        Control Persons and          "Management of the Fund"
           Principal Holders of
           Securities

16.        Investment Advisory and      "Investment Adviser";
           Other Services               "Investment Advisory
                                        Agreements"; "Custodian,
                                        Transfer Agent and Auditors"

17.        Brokerage Allocation and     "Investment Adviser";
           Other Practices              "Portfolio Brokerage"

18.        Capital Stock and Other      See Prospectus "How to Purchase
           Securities                   Shares"; "Net Asset Value";
                                        "Shares of the Fund"

19.        Purchase, Redemption and     "Redemption of Shares"
           Pricing of Securities
           Being Offered

20.        Tax Status                   "Taxes"

21.        Underwriters                 Not Applicable

22.        Calculation of Performance   "Calculation of Performance
           Data                         Data"

23.        Financial Statements         "Financial Information"





PROSPECTUS & APPLICATION

FRANKLIN MUTUAL SERIES FUND INC.

NOVEMBER 1, 1996


AS AMENDED FEBRUARY 12, 1997


INVESTMENT STRATEGIES
MUTUAL SHARES FUND                     GROWTH AND INCOME O VALUE
MUTUAL QUALIFIED FUND                  GROWTH AND INCOME O VALUE
MUTUAL BEACON FUND                     GROWTH AND INCOME O VALUE
MUTUAL EUROPEAN FUND                   GLOBAL O VALUE
MUTUAL DISCOVERY FUND                  GROWTH O VALUE

This prospectus describes the Class I and Class II shares of the five series of Franklin Mutual Series Fund Inc. (the "Fund" or "Mutual Series") listed above. Each series may, separately or collectively, be referred to as "series," "Fund" or "Funds." This prospectus contains information you should know before investing in the Fund. Please keep it for future reference.


The Fund currently offers another class of shares with different sales charge and expense structure, which affects performance. This class is described in a separate prospectus. For more information, contact your investment representative or call 1-800/DIAL BEN.

The Fund has a Statement of Additional Information ("SAI") for its Class I and Class II, dated November 1, 1996, as amended February 12, 1997, which may be amended from time to time. It includes more information about the Fund's procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN or write the Fund at the address shown.


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.

FRANKLIN MUTUAL SERIES FUND INC.

November 1, 1996
as amended February 12, 1997

When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.


TABLE OF CONTENTS

ABOUT THE FUND

Expense Summary


How does the Fund Invest its Assets?

What are the Fund's Potential Risks?

Who Manages the Fund?

How does the Fund Measure Performance?

How Taxation Affects the Fund and its Shareholders

How is the Fund Organized?

ABOUT YOUR ACCOUNT

How Do I Buy Shares?

May I Exchange Shares for Shares of Another Fund?

How Do I Sell Shares?

What Distributions Might I Receive from the Fund?

Transaction Procedures and Special Requirements

Services to Help You Manage Your Account

GLOSSARY

Useful Terms and Definitions

51 John F. Kennedy Parkway
Short Hills, NJ 07078

1-800/DIAL BEN

ABOUT THE FUND

EXPENSE SUMMARY


This table is designed to help you understand the costs of investing in the Fund. It is based on the historical management fees and other expenses of the Class Z shares of each series, except European, for the fiscal year ended December 31, 1995, and the maximum Class I or Class II Rule 12b-1 contractual fees. Expenses for European are based on estimated expenses for the fiscal year ended December 31, 1996. The Fund's actual expenses may vary.





A. SHAREHOLDER TRANSACTION EXPENSES+

                              MUTUAL SHARES                 QUALIFIED            BEACON               DISCOVERY          EUROPEAN
CLASS I
Maximum Sales Charge (as a
percentage of Offering Price) 4.50%                         4.50%                4.50%                4.50%              4.50%
Paid at time of purchase++    4.50%                         4.50%                4.50%                4.50%              4.50%
Paid at redemption            None                          None                 None                 None               None
CLASS II
Maximum Sales Charge (as a
percentage of Offering Price) 1.99%                         1.99%                1.99%                1.99%              1.99%
Paid at time of purchase+++   1.00%                         1.00%                1.00%                1.00%              1.00%
Paid at redemption++++        0.99%                         0.99%                0.99%                0.99%              0.99%

B. ANNUAL FUND OPERATING EXPENSES
    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                        MUTUAL SHARES            QUALIFIED                BEACON                   DISCOVERY           EUROPEAN
CLASS I
Management Fees         0.60%*                   0.60%*                   0.60%*                   0.80%*              0.80%*
Rule 12b-1 Fees**       0.35%                    0.35%                    0.35%                    0.35%               0.35%

Other Expenses          0.09%                    0.12%                    0.12%                    0.19%               0.20%
                        -----                    -----                    -----                    -----               -----
Total Fund Operating
Expenses                1.04%                    1.07%                    1.07%                    1.34%               1.35%
                        =====                    =====                    =====                    =====               =====
CLASS II
Management Fees         0.60%*                   0.60%*                   0.60%*                   0.80%*              0.80%*
Rule 12b-1 Fees**       1.00%                    1.00%                    1.00%                    1.00%               1.00%
Other Expenses          0.09%                    0.12%                    0.12%                    0.19%               0.20%
                        -----                    -----                    -----                    -----               -----
Total Fund Operating
Expenses                1.69%                    1.72%                    1.72%                    1.99%               2.00%
                        =====                    =====                    =====                    =====               =====

C. EXAMPLE

       Assume the annual return for each class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in the Fund.


                                 MUTUAL SHARES          QUALIFIED              BEACON                 DISCOVERY           EUROPEAN
          CLASS I
          1 Year***              $ 55                   $ 55                   $ 55                   $ 58                $ 58
          3 Years                $ 77                   $ 78                   $ 78                   $ 86                $ 86
          5 Years                $100                   $101                   $101                   $115                $116
          10 Years               $166                   $170                   $170                   $199                $200
          CLASS II
          1 Year                 $ 37                   $ 37                   $ 37                   $ 40                $ 40
          3 Years                $ 63                   $ 64                   $ 64                   $ 72                $ 72
          5 Years                $101                   $102                   $102                   $116                $117
          10 Years               $208                   $211                   $211                   $239                $240



    For the same Class II investment, you would pay projected expenses of $27 (Mutual Shares), $27 (Qualified), $27 (Beacon), $30 (European) and $30 (Discovery) if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.

THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The Fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.


+IF YOUR TRANSACTION IS PROCESSED THROUGH YOUR SECURITIES DEALER, YOU MAY BE CHARGED A FEE BY YOUR SECURITIES DEALER FOR THIS SERVICE.
++THERE IS NO FRONT-END SALES CHARGE IF YOU INVEST $1 MILLION OR MORE IN CLASS I SHARES.
+++ALTHOUGH CLASS II HAS A LOWER FRONT-END SALES CHARGE THAN CLASS I, ITS RULE 12B-1 FEES ARE HIGHER. OVER TIME YOU MAY PAY MORE FOR CLASS II SHARES. PLEASE SEE "HOW DO I BUY SHARES? - DECIDING WHICH CLASS TO BUY."
++++A CONTINGENT DEFERRED SALES CHARGE MAY APPLY TO ANY CLASS II PURCHASE IF YOU SELL THE SHARES WITHIN 18 MONTHS AND TO CLASS I PURCHASES OF $1 MILLION OR MORE IF YOU SELL THE SHARES WITHIN ONE YEAR. THE CHARGE IS 1% OF THE VALUE OF THE SHARES SOLD OR THE NET ASSET VALUE AT THE TIME OF PURCHASE, WHICHEVER IS LESS. THE NUMBER IN THE TABLE SHOWS THE CHARGE AS A PERCENTAGE OF OFFERING PRICE. WHILE THE PERCENTAGE IS DIFFERENT DEPENDING ON WHETHER THE CHARGE IS SHOWN BASED ON THE NET ASSET VALUE OR THE OFFERING PRICE, THE DOLLAR AMOUNT PAID BY YOU WOULD BE THE SAME. SEE "HOW DO I SELL SHARES? - CONTINGENT DEFERRED SALES CHARGE" FOR DETAILS.
*IN CONNECTION WITH THE TRANSACTION WHICH RESULTED IN FRANKLIN MUTUAL BECOMING THE FUND'S INVESTMENT MANAGER, FRANKLIN MUTUAL HAS MADE A COMMITMENT TO THE FUND'S BOARD NOT TO SEEK AN INCREASE IN THE RATE OF INVESTMENT ADVISORY FEES FOR A THREE YEAR PERIOD BEGINNING NOVEMBER 1, 1996, AND HAS FURTHER AGREED TO LIMIT THE FUND'S OPERATING EXPENSES, BUT NOT ITS RULE 12B-1 FEES, SO THAT EACH SERIES'S OPERATING EXPENSES DO NOT EXCEED WHAT SUCH ORDINARY EXPENSES WOULD HAVE BEEN HAD FRANKLIN MUTUAL NOT BECOME THE FUND'S INVESTMENT MANAGER.
**THE COMBINATION OF FRONT-END SALES CHARGES AND RULE 12B-1 FEES COULD CAUSE LONG-TERM SHAREHOLDERS TO PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGE PERMITTED UNDER THE NASD'S RULES.
***ASSUMES A CONTINGENT DEFERRED SALES CHARGE WILL NOT APPLY.

HOW DOES THE FUND INVEST ITS ASSETS?

THE FUND'S INVESTMENT OBJECTIVE

Mutual Shares Fund ("Mutual Shares"), Mutual Qualified Fund ("Qualified"), Mutual Beacon Fund ("Beacon") and Mutual European Fund ("European") each has as its principal objective capital appreciation, which may occasionally be short-term. A secondary objective of each is income. Mutual Discovery Fund ("Discovery") has long-term capital appreciation as its objective. It will seek to achieve its objective by investing up to 50% or more of its assets in foreign investments and including proportionately more investments in smaller capitalization companies than the other series. These objectives are fundamental.

TYPES OF SECURITIES IN WHICH THE FUND MAY INVEST


European will normally invest at least 65% of its invested assets in the securities of issuers organized under the laws of, or whose principal business operations or at least 50% of whose revenue is earned from, European countries. European countries are given a broad definition which includes all of the countries that are members of the European Union, United Kingdom, Scandinavia, Eastern and Western Europe and those regions of Russia and the former Soviet Union that are considered part of Europe. European may also invest up to 35% of its invested assets in U.S. securities as well as in securities of issuers from the Levant, Middle East and the rest of the world. European is currently expected to invest primarily in Western Europe and Scandinavia but may also include investments in other countries. European will normally invest in at least 5 countries although it may invest all of its assets in a single country. However, European may include in its portfolio securities of issuers from outside of Europe and the U.S. For short-term purposes, European anticipates that it generally will buy short-term securities denominated in U.S. dollars. European will normally attempt to maintain at least 50% of the value of its assets invested in securities of foreign corporations at the close of each taxable year.

Each series pursues its objectives primarily through investments in common stock and preferred stock as well as debt securities and securities convertible into common stock (including convertible preferred and convertible debt securities). You should bear in mind that since every investment carries risk, the value of the assets of each series of the Fund fluctuates with changes in the market value of its investments. Therefore, there is no assurance that the Fund's objectives will be achieved. Except for the Fund's primary and secondary investment objectives, these objectives are not fundamental and the Board reserves the right to change them without shareholder approval, which may result in the Fund having an investment objective different from that which an investor deemed appropriate at the time of investment.

The general investment policy of each series is to invest in common stock, preferred stock and corporate debt securities, which may be convertible into common stock and the other investments described below which, in the opinion of Franklin Mutual, are available at prices less than their intrinsic value. (See "Non-U.S. Securities," "Repurchase Agreements and Loans of Securities" and "Hedging.")


Franklin Mutual also has no pre-set limits as to the percentage of each series' portfolio which may be invested in equity securities, debt securities (including "junk bonds" as described below), or cash equivalents. Franklin Mutual's opinions are based upon analysis and research, taking into account, among other factors, the relationship of book value to market value of the securities, cash flow, and multiples of earnings of comparable securities. These factors are not applied formulaically, as Franklin Mutual examines each security separately; Franklin Mutual has no general criteria as to asset size, earnings or industry type which would make a security unsuitable for purchase by a series. Although the series may invest in securities from any size issuer, Mutual Shares, Qualified and Beacon will tend to invest in securities of issuers with market capitalizations in excess of $1 billion due to the larger size of these series. Each series may invest in securities that are traded on U.S. or foreign exchanges, the NASDAQ national market system or in the OTC market. Each series may invest in any industry sector although no series will be concentrated in any one industry.

Debt securities in which the Fund invests (such as corporate and U.S. government bonds, debentures and notes) may or may not be rated by rating agencies such as Moody's or S&P, and, if rated, such rating may range from the very highest to the very lowest, currently C for Moody's and D for S&P. Securities rated D are in default as to the payments of principal and interest. Medium and lower rated debt securities in which each series expects to invest are commonly known as "junk bonds." The series may be subject to investment risks as to these unrated or lower rated securities that are greater in some respects than the investment risks incurred by a fund which invests only in securities rated in higher categories. In addition, the secondary market for such securities may be less liquid and market quotations less readily available than higher rated securities, thereby increasing the degree to which judgment plays a role in valuing such securities. The general policy of each series is to invest in debt instruments, including junk bonds, for the same reasons underlying investments in equities, i.e., whenever such instruments are available, in Franklin Mutual's opinion, at prices less than their intrinsic value. Consequently, Franklin Mutual's own analysis of a debt instrument exercises a greater influence over the investment decision than the stated coupon rate or credit rating. The series have historically invested in debt instruments issued by reorganizing or restructuring companies, or companies which recently emerged from, or are facing the prospect of a financial restructuring. It is under these circumstances, which usually involve unrated or low rated securities that are often in, or about to default, that Franklin Mutual identifies securities which are sometimes available at prices which it believes are less than their intrinsic value. Although such debt securities may pose a greater risk than higher rated debt securities of loss of principal, the debt securities of reorganizing or restructuring companies typically rank senior to the equity securities of such companies and offer the potential for certain investment opportunities. See "Investment Objectives and Policies - Medium and Lower Rated Corporate Debt Securities" in the SAI.


Each series also seeks to invest in the securities of domestic and foreign companies involved in mergers, consolidations, liquidations and reorganizations or as to which there exist tender or exchange offers, and may participate in such transactions. Although there are no restrictions limiting the extent to which each series may invest in such transactions, no series presently anticipates investing more than 50% of its portfolio in such investments. There can be no assurance that any merger, consolidation, liquidation, reorganization or tender or exchange offer proposed at the time a series makes its investment will be consummated or will be consummated on the terms and within the time period contemplated by Franklin Mutual.

The series from time to time may also purchase indebtedness and participations therein, both secured and unsecured, of debtor companies in reorganization or financial restructuring ("Indebtedness"). Such Indebtedness may be in the form of loans, notes, bonds or debentures. Participations normally are made available only on a nonrecourse basis by financial institutions, such as banks or insurance companies, or by governmental institutions, such as the Resolution Trust Corporation, the Federal Deposit Insurance Corporation or the Pension Benefit Guaranty Corporation, or may include supranational organizations such as the World Bank. When a series purchases a participation interest, it assumes the credit risk associated with the bank or other financial intermediary as well as the credit risk associated with the issuer of any underlying debt instrument.

The series may also purchase trade and other claims against, and other unsecured obligations of, such debtor companies, which generally represent money due a supplier of goods or services to such company. Some corporate debt securities, including Indebtedness, purchased by the Fund may have very long maturities. The length of time remaining until maturity is one factor Franklin Mutual considers in purchasing a particular Indebtedness. The purchase of Indebtedness of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. Franklin Mutual believes that the difference between perceived risk and actual risk creates the opportunity for profit which can be realized through proper analysis. There are no established markets for some of this Indebtedness and thus it is less liquid than more heavily traded securities. Indebtedness which represents indebtedness of the debtor company to a bank are not securities of the banks issuing or selling them. The series purchase loans from national and state chartered banks as well as foreign ones. The series normally invest in senior indebtedness of the debtor companies, although on occasion subordinated indebtedness may also be acquired.

Each series does not invest more than 15% of its portfolio in assets which are illiquid, including Indebtedness which are not readily marketable. Other securities which may be considered to be illiquid but in which the series may invest include restricted securities not registered under the Securities Act of 1933, OTC options and securities that are otherwise considered illiquid as a result of market or other factors.

The series may invest in securities eligible for resale under Rule 144A of the Securities Act of 1933 ("144A securities"). The Board has adopted procedures in accordance with Rule 144A whereby specific 144A securities held in the Fund may be deemed to be liquid. Nevertheless, due to changing market or other factors 144A securities may be subject to a greater possibility of becoming illiquid than registered securities. Fund purchases of 144A securities may increase the level of illiquidity and institutional buyers may become disinterested in purchasing such securities.

The series may also invest in cash equivalents such as Treasury bills and high quality commercial paper. The series generally purchases securities for investment purposes and not for the purpose of influencing or controlling management of the issuer. However, in certain circumstances when Franklin Mutual perceives that one or more of the series may benefit, the Fund may itself seek to influence or control management or may invest in other entities that purchase securities for the purpose of influencing or controlling management, such as investing in a potential takeover or leveraged buyout or investing in other entities engaged in such activities. The series may also invest in distressed mortgage obligations and other debt secured by real property and may sell short securities it does not own up to 5% of its assets. Short sales have risks of loss if the price of the security sold short increases after the sale, but the series can profit if the price decreases. The series may also sell securities "short against the box" without limit. See "Investment Objectives and Policies - Short Sales" in the SAI for more discussion of these practices.


Discovery expects to invest up to 50% or more of its assets in foreign companies and to invest proportionately more of its assets in smaller capitalized companies than the other series. Investing in smaller capitalized companies may involve greater risks than investing in securities of larger companies. The smaller companies in which Discovery invests often are not well known, often may trade at a discount and may not be followed by established financial institutions.


Each series may invest in common stock, preferred stock and corporate debt securities in such proportions as Franklin Mutual deems advisable. Franklin Mutual typically keeps a portion of the assets of each series invested in short-term debt securities and preferred stocks although it may choose not to do so when circumstances dictate. In addition, each series may invest from time to time in other investment company securities, subject to applicable law which restricts such investments. Investors should recognize that a series' purchase of the securities of such investment companies results in layering of expenses such that investors indirectly bear a proportionate share of the expenses of such investment companies, including operating costs, and investment advisory and administrative fees.

NON-U.S. SECURITIES


The series may purchase securities of non-U.S. issuers and Discovery expects that up to 50% or more of its assets may be so invested. European will normally invest at least 65% of its invested assets in European countries (as defined above). The remaining series expect to invest a lesser percentage in securities of non-U.S. issuers than Discovery, with Beacon investing the next largest percentage, followed by Qualified, and finally with Mutual Shares holding the smallest percentage of these securities. The series may purchase securities denominated in any currency and generally expect currency risks will be hedged to the extent that hedging is available. Investments in securities of non-U.S. issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, volatile political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since each series may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments, although Franklin Mutual generally attempts to reduce such risks through hedging transactions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.


There may be less publicly available information about a foreign company than about a U.S. company. Foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Non-U.S. securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs on non-U.S. securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. Each series' foreign investments may include both voting and non voting securities, sovereign debt and participations in foreign government deals. The Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts.

Each series of the Fund may invest in securities commonly known as Depositary Receipts of non-U.S. issuers which have certain risks, including trading for a lower price, having less liquidity than their underlying securities and risks relating to the issuing bank or trust company. Depositary Receipts can be sponsored by the issuer of the underlying securities or the issuing bank or trust company or unsponsored. Holders of unsponsored Depositary Receipts have a greater risk that receipt of corporate information and proxy disclosure will be untimely, information may be incomplete and costs may be higher.

Dividend and interest income from non-U.S. securities will generally be subject to withholding taxes by the country in which the issuer is located, which may not be recoverable, either directly or indirectly, as a foreign tax credit or deduction by the Fund or its shareholders. See the SAI.

REPURCHASE AGREEMENTS AND LOANS OF SECURITIES

Each series may invest up to 10% of its assets in repurchase agreements, including tri-party repurchase agreements. Each series may also loan its portfolio securities in order to realize additional income. Repurchase and tri-party agreements are generally agreements under which the series obtains money market instruments subject to resale to the seller at an agreed upon price and date. Any loans of portfolio securities which the series may make must be fully collateralized at all times by securities with a value at least equal to 100% of the current market value of the loaned securities. The series presently do not anticipate loaning more than 5% of their respective portfolio securities. There are certain risks associated with such transactions which are described in the SAI.

HEDGING AND INCOME TRANSACTIONS

The series may utilize various investment strategies as described below to hedge various market risks (such as risks related to fluctuations in interest rates, currency exchange rates, and broad or specific equity market movements), to manage the effective maturity or duration of fixed-income securities or for gain. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur and the Fund will describe any such techniques in its registration statement before using them. In the course of pursuing these investment strategies, the series may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all of the above are called "Hedging Transactions").

Hedging Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for a series' portfolio resulting from changes in securities markets or currency exchange rate fluctuations, to protect the series' unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Hedging Transaction is a function of numerous variables including market conditions. The ability of a series to utilize these Hedging Transactions successfully will depend on Franklin Mutual's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Each series generally hedges the foreign currency risk associated with its investments in foreign securities. European expects to hedge for gain on market risks including broad movements in markets in addition to the specific currency risk of its portfolio securities. No more than 5% of the series' assets will be at risk in such types of instruments entered into for non-hedging purposes. Hedging Transactions involving financial futures and options thereon will be purchased, sold or entered into generally for bona fide hedging, risk management or portfolio management purposes.

Hedging Transactions, whether entered into as a hedge or for gain, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent Franklin Mutual's view as to certain market movements is incorrect, the risk that the use of such Hedging Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a series, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments, increase the cost of holding a security and reduce the returns on securities or cause a series to hold a security it might otherwise sell. The use of currency transactions can result in a series incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a series might not be able to close out a transaction without incurring substantial losses, if it is able to close out a transaction at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Hedging Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Hedging Transactions had not been utilized. The cost of entering into hedging transactions may also reduce the series' total return to investors.

FUNDAMENTAL RESTRICTIONS

Each series has adopted a number of fundamental investment restrictions, which may not be changed for a particular series without the approval of that series' shareholders. These restrictions are set forth in the SAI.

Among other things, each series may not purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, or such series would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of such series' total assets may be invested without regard to such 5% and 10% limitations; make loans, except to the extent the purchase of debt obligations of any type are considered loans and except that the series may lend portfolio securities to qualified institutional investors in compliance with requirements established from time to time by the SEC and the securities exchanges on which such securities are traded; invest more than 25% of the value of its assets in a particular industry (except that U.S. Government securities are not considered an industry); or issue securities senior to its stock or borrow money or utilize leverage in excess of the maximum permitted by the 1940 Act which is currently 33 1/3% of total assets (plus 5% for emergency or other short-term purposes). Such borrowing has special risks. The Fund will not engage in investment transactions when borrowing exceeds 5% of its assets.

While Mutual Shares, Qualified, Beacon, Discovery and European have identical basic investment restrictions, and Mutual Shares, Qualified, Beacon and European have identical investment objectives, Franklin Mutual seeks to retain certain historical differences among the series on an informal basis. Mutual Shares, Qualified and Beacon have generally invested in larger and medium sized companies with large share trading volume. Discovery, in comparison to the other series, has tended to invest proportionately more of its portfolio in smaller companies (see the discussion of investment policies above) and in foreign companies (see "Non-U.S. Securities"). Qualified was originally intended for purchase by pension plans, profit sharing plans and other nontaxpaying entities, and the portfolio was intended to have greater flexibility due to reduced concerns about the tax effects on shareholders. Depending on market conditions, and any future changes in tax laws, Franklin Mutual expects that it will purchase securities for Qualified which satisfy such a goal, although currently Qualified operates in the same fashion as Mutual Shares and Beacon. European will utilize the same investment philosophy but will apply it in the context of European investing. Allocation of investments among the series will also depend upon, among other things, the amount of cash in, and relative size of each series' portfolio. In addition, the factors outlined above are not mutually exclusive and a particular security may be owned by more than one of the series.


PERCENTAGE RESTRICTIONS. If a percentage restriction noted above is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in the value or liquidity of portfolio securities or the amount of net assets will not be considered a violation of any of the foregoing policies.


WHO MANAGES THE FUND?


THE BOARD. The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations. The Board also monitors the Fund to ensure no material conflicts exist among the classes of shares of each series. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

INVESTMENT MANAGER. Franklin Mutual manages the Fund's assets and makes its investment decisions. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Franklin Mutual and its affiliates manage over $179 billion in assets. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.


MANAGEMENT TEAM. The team responsible for the day-to-day management of the Fund's portfolio is: Michael Price since 1976, Jeffrey A. Altman since 1988, Robert L. Friedman since 1988, Raymond Garea since 1991, Peter A. Langerman since 1986 and Lawrence N. Sondike since 1984.

Michael F. Price
Chief Executive Officer and President of Franklin Mutual

Mr. Price has a Bachelor of Arts degree in business administration from the University of Oklahoma. Prior to November 1996, Mr. Price was President and Chairman of Heine, the former investment adviser for the Fund. He became Chief Executive Officer of Franklin Mutual in November 1996. He is Chairman of the Board and President of the Fund.

Jeffrey A. Altman
Senior Vice President of Franklin Mutual

Mr. Altman has a Bachelor of Science degree from Tulane University. Prior to November 1996, Mr. Altman was employed as a Research Analyst and Trader for Heine, the former investment adviser for the Fund. He joined Franklin Mutual in November 1996. He is a Vice President of the Fund.

Robert L. Friedman
Senior Vice President of Franklin Mutual

Mr. Friedman has a Bachelor of Arts degree in humanities from Johns Hopkins University and a Masters in Business Administration from the Wharton School, University of Pennsylvania. Prior to November 1996, Mr. Friedman was a Research Analyst for Heine, the former investment adviser for the Fund. He joined Franklin Mutual in November 1996. He is a Vice President of the Fund.

Raymond Garea
Senior Vice President of Franklin Mutual

Mr. Garea has a Bachelor of Science degree in engineering from Case Institute of Technology and a Masters in Business Administration from the University of Michigan. Prior to November 1996, he was a Research Analyst for Heine, the former investment adviser for the Fund. He joined Franklin Mutual in November 1996. He is a Vice President of the Fund.

Peter A. Langerman
Senior Vice President of Franklin Mutual

Mr. Langerman has a Bachelor of Arts degree from Yale University, a Masters in Science from New York University Graduate School of Business and a Juris Doctor from Stanford University Law School. Prior to November 1996, he was a Research Analyst for Heine, the former investment adviser for the Fund. He joined Franklin Mutual in November 1996. Mr. Langerman is a director and Executive Vice President of the Fund.

Lawrence N. Sondike
Senior Vice President of Franklin Mutual

Mr. Sondike has a Bachelor of Arts degree from Cornell University and a Masters in Business Administration from New York University Graduate School of Business. Prior to November 1996, he was a Research Analyst for Heine, the former investment adviser for the Fund. He joined Franklin Mutual in November 1996. He is a Vice President of the Fund.


MANAGEMENT FEES. Under its management agreement, the Fund pays Franklin Mutual a management fee equal to an annual rate of 0.60% of the average daily net assets of Mutual Shares, Qualified and Beacon and 0.80% of the average daily net assets of Discovery and European. The fee is computed at the close of business on the last business day of each month.

PORTFOLIO TRANSACTIONS. Franklin Mutual tries to obtain the best execution on all transactions. If Franklin Mutual believes more than one broker or dealer can provide the best execution, consistent with internal policies it may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How does the Fund Buy Securities for its Portfolio?" in the SAI for more information.

ADMINISTRATIVE SERVICES. FT Services provides certain administrative services and facilities for the Fund. Under its administration agreement, the Fund pays FT Services a monthly administration fee equal to an annual rate of 0.15% of each series' average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. Please see "Investment Management and Other Services" in the SAI for more information.

PRIOR SERVICES. Before November 1, 1996, Heine managed the Fund's assets and made its investment decisions under separate investment management agreements that were substantially the same as the management agreement currently in effect with Franklin Mutual. During the fiscal year ended December 31, 1995, management fees totaling 0.60%, 0.60%, 0.60% and 0.80% of the average daily net assets of Mutual Shares, Qualified, Beacon, and Discovery, respectively, were paid to Heine. No fees were earned by Heine with respect to European for the fiscal year ended December 31, 1995 because European did not become operational until July 1996. Total expenses for the fiscal year ended December 31, 1995, including fees paid to Heine, were 0.69%, 0.72%, 0.72% and 0.99% of the average daily net assets of Mutual Shares, Qualified, Beacon, and Discovery, respectively.


THE RULE 12B-1 PLANS


Each class has a distribution plan or "Rule 12b-1 Plan" under which it may pay or reimburse Distributors or others for activities primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates, printing prospectuses and reports used for sales purposes, preparing and distributing sales literature and advertisements, and a prorated portion of Distributors' overhead expenses.

Payments by the Fund under the Class I plan may not exceed 0.35% per year of Class I's average daily net assets. Of this amount, the Fund may reimburse up to 0.25% to Distributors or others and may reimburse an additional 0.10% to Distributors for distribution expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after certain Class I purchases made without a sales charge, Distributors may keep the Rule 12b-1 fees associated with the purchase.

Under the Class II plan, the Fund may pay Distributors up to 0.75% per year of Class II's average daily net assets to pay Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after a purchase of Class II shares, Distributors may keep this portion of the Rule 12b-1 fees associated with the purchase.

The Fund may also pay a servicing fee of up to 0.25% per year of Class II's average daily net assets under the Class II plan. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the Fund on behalf of customers, and similar servicing and account maintenance activities.


The Rule 12b-1 fees charged to each class are based only on the fees attributable to that particular class. For more information, please see "The Fund's Underwriter" in the SAI.

HOW DOES THE FUND MEASURE PERFORMANCE?


From time to time, each class of the Fund advertises its performance. The more commonly used measures of performance are total return, current yield and current distribution rate. Performance figures are usually calculated using the maximum sales charges, but certain figures may not include sales charges.


Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested. Current yield for each class shows the income per share earned by that class. The current distribution rate shows the dividends or distributions paid to shareholders of a class. This rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current Offering Price of the class. Unlike current yield, the current distribution rate may include income distributions from sources other than dividends and interest received by the Fund.


The investment results of each class will vary. Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how the Fund calculates its performance figures, please see "How does the Fund Measure Performance?" in the SAI.

HOW TAXATION AFFECTS THE FUND AND ITS SHAREHOLDERS


The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For more information on tax matters relating to the Fund and its shareholders, see "Additional Information on Distributions and Taxes" in the SAI.


The Fund has elected and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.


You will generally have to pay Federal income taxes on the dividends and distributions you receive from a series and on gains realized upon redemption of your shares.

Following each calendar year, you will receive information for tax purposes on the dividends and capital gain distributions received during the previous year. The Fund may make distributions from net investment income or capital gain and may also make distributions in kind. Dividends from net investment income and any net short-term capital gain will be taxable as ordinary income whether received in cash or in kind. Any distributions designated as realized net capital gain (the excess of net long-term capital gain over net short-term capital loss) will be taxable as long-term capital gain, regardless of the holding period of your shares of such series. All or a portion of any dividends paid by the Fund to corporate shareholders may, under certain circumstances, be eligible for the dividends received deduction. Credit for foreign taxes paid by the Fund have generally not been available to shareholders.

If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the Fund's shares by the amount of the distribution and generally be subject to tax.

The IRS requires backup withholding of Federal income tax of 31% of the gross amount of dividends, capital gain distributions, and redemption proceeds paid or credited to shareholders who do not furnish a valid social security or taxpayer identification number. If you are using the Fund as a medium for tax qualified retirement plans you may be subject to a 20% mandatory withholding upon withdrawal under certain circumstances.

Redemptions of shares of a series will be taxable transactions for Federal income tax purposes. Generally, gain or loss will be recognized in an amount equal to the difference between your basis in your shares and the amount received. Assuming that such shares are held as a capital asset, such gain or loss will be a capital gain or loss and will be a long-term capital gain or loss if you have held your shares for a period of more than one year. If you redeem shares of any series at a loss and make an additional investment in the same series 30 days before or after your redemption, the loss may be disallowed under the wash sale rules.

Income received by each series from sources outside the U.S. may be subject to withholding and other foreign taxes. As long as more than 50% of the value of a particular series' assets at the close of any taxable year consists of securities of foreign corporations, as is anticipated for European, such series intends to elect to treat any foreign income paid by the series as if it were paid by shareholders. Accordingly, the amount of foreign income taxes paid by European will be included in the income of its shareholders and the European shareholders will be entitled to credit their portions of those amounts against their U.S. federal income taxes, if any, or to deduct such portions from their taxable income. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. In addition, certain individual shareholders may be subject to rules that limit or reduce their ability to deduct fully their pro rata share of foreign taxes. Shortly after any year for which it makes such an election, European will report to its shareholders, in writing, the amount per share of any foreign tax that must be included in each shareholder's gross income and the amount that will be available for deduction or credit.

In general, a credit for foreign taxes may not exceed the U.S. shareholder's United States federal income tax attributable to its foreign source taxable income. If European elects to treat foreign taxes paid by the series as paid by the shareholders as described in the preceding paragraph, the source of European's income will flow through to its shareholders for purposes of calculating the limitation on foreign tax credits. Dividends and interest received by the Fund in respect of non-U.S. securities will give rise to foreign source income to shareholders. You are advised to consult your tax advisors with respect to the federal, state, local or foreign tax consequences of the pass-through of foreign tax credits described above.

The foregoing summary of Federal income tax consequences is included herein for general informational purposes only. It does not address the tax consequences to all investors and does not address the tax consequences under state, local, foreign and other tax laws. You are urged to consult your own tax advisors with respect to the tax consequences of an investment in a series of the Fund.

HOW IS THE FUND ORGANIZED?


Each Series is a diversified series of Franklin Mutual Series Fund Inc., an open-end management investment company, commonly called a mutual fund. It was organized as a Maryland corporation on November 12, 1987 and is registered with the SEC under the 1940 Act. Mutual Shares Corporation, Mutual Qualified Income Fund Inc. and Mutual Beacon Fund, Inc. were merged into the Fund on February 19, 1988, and became Mutual Shares, Qualified and Beacon, respectively. Discovery was added on December 31, 1992. European commenced operations on July 3, 1996. The Fund began offering three classes of shares of each series on November 1, 1996: Mutual Shares Fund - Class Z, Mutual Shares Fund - Class I, Mutual Shares Fund - Class II, Mutual Qualified Fund - Class Z, Mutual Qualified Fund - Class I, Mutual Qualified Fund - Class II, Mutual Beacon Fund - Class Z, Mutual Beacon Fund - Class I, Mutual Beacon Fund - Class II, Mutual European Fund - Class Z, Mutual European Fund - Class I, Mutual European Fund - Class II, Mutual Discovery Fund - Class Z, Mutual Discovery Fund - Class I, and Mutual Discovery Fund - Class II. All shares purchased before that time are considered Class Z shares. Class Z shares of the five series are described in a separate prospectus. Additional series and classes of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as any other class of the Fund for matters that affect the Fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters (1) affecting only that class, (2) expressly required to be voted on separately by state law, or (3) required to be voted on separately by the 1940 Act.


The Fund has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.


The Fund does not intend to hold annual shareholder meetings. It may hold a special meeting of a series, however, for matters requiring shareholder approval under the 1940 Act. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. The 1940 Act requires that we help you communicate with other shareholders in connection with removing members of the Board.

As of January 28, 1997, Michael F. Price owned of record and beneficially more than 25% of the outstanding shares of Class Z of European.


ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT

To open your account, contact your investment representative or complete and sign the enclosed shareholder application and return it to the Fund with your check. PLEASE INDICATE WHICH CLASS OF SHARES YOU WANT TO BUY. IF YOU DO NOT SPECIFY A CLASS, YOUR PURCHASE WILL BE AUTOMATICALLY INVESTED IN CLASS I SHARES.

                                           MINIMUM
                                         INVESTMENTS*
To Open Your Account                      $1,000**
To Add to Your Account                    $  25

*We may waive these minimums for retirement plans. We may also refuse any order to buy shares. Currently, the Fund does not allow investments by Market Timers. **$500 for accounts opened pursuant to an automatic investment plan.

DECIDING WHICH CLASS TO BUY

You should consider a number of factors when deciding which class of shares to buy. IF YOU PLAN TO BUY $1 MILLION OR MORE IN A SINGLE PAYMENT OR YOU QUALIFY TO BUY CLASS I SHARES WITHOUT A SALES CHARGE, YOU MAY NOT BUY CLASS II SHARES.

Generally, you should consider buying Class I shares if:

o you expect to invest in the Fund over the long term;

o you qualify to buy Class I shares at a reduced sales charge; or

o you plan to buy $1 million or more over time.

You should consider Class II shares if:

o you expect to invest less than $100,000 in the Franklin Templeton Funds; and

o you plan to sell a substantial number of your shares within approximately six years or less of your investment.

Class I shares are generally more attractive for long-term investors because of Class II's higher Rule 12b-1 fees. These may accumulate over time to outweigh the lower Class II front-end sales charge and result in lower income dividends for Class II shareholders. If you qualify to buy Class I shares at a reduced sales charge based upon the size of your purchase or through our Letter of Intent or cumulative quantity discount programs, but plan to hold your shares less than approximately six years, you should evaluate whether it is more economical for you to buy Class I or Class II shares.

For purchases of $1 million or more, it is considered more beneficial for you to buy Class I shares since there is no front-end sales charge, even though these purchases may be subject to a Contingent Deferred Sales Charge. Any purchase of $1 million or more is therefore automatically invested in Class I shares. You may accumulate more than $1 million in Class II shares through purchases over time, but if you plan to do this you should determine whether it would be more beneficial for you to buy Class I shares through a Letter of Intent.

Please consider all of these factors before deciding which class of shares to buy. There are no conversion features attached to either class of shares.

PURCHASE PRICE OF FUND SHARES

For Class I shares, the sales charge you pay depends on the dollar amount you invest, as shown in the table below. The sales charge for Class II shares is 1% and, unlike Class I, does not vary based on the size of your purchase.



                                        TOTAL SALES CHARGE             AMOUNT PAID TO
                                        AS A PERCENTAGE OF               DEALER AS A
AMOUNT OF PURCHASE                     OFFERING       NET AMOUNT        PERCENTAGE OF
AT OFFERING PRICE                       PRICE          INVESTED         OFFERING PRICE

CLASS I
Under $100,000                            4.50%         4.71%              4.00%
$100,000 but less than $250,000           3.75%         3.90%              3.25%
$250,000 but less than $500,000           2.75%         2.83%              2.50%
$500,000 but less than $1,000,000         2.25%         2.30%              2.00%
$1,000,000 or more*                       None          None               None

CLASS II
Under $1,000,000*                         1.00%         1.01%              1.00%

*A Contingent Deferred Sales Charge of 1% may apply to Class I purchases of $1 million or more and any Class II purchase. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases. Purchases of Class II shares are limited to purchases below $1 million. Please see "Deciding Which Class to Buy."

SALES CHARGE REDUCTIONS AND WAIVERS

       IF YOU QUALIFY TO BUY SHARES UNDER ONE OF THE SALES CHARGE REDUCTION OR WAIVER CATEGORIES DESCRIBED BELOW, PLEASE INCLUDE A WRITTEN STATEMENT WITH EACH PURCHASE ORDER EXPLAINING WHICH PRIVILEGE APPLIES. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.

CUMULATIVE QUANTITY DISCOUNTS - CLASS I ONLY. To determine if you may pay a reduced sales charge, the amount of your current Class I purchase is added to the cost or current value, whichever is higher, of your Class I and Class II shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

LETTER OF INTENT - CLASS I ONLY. You may buy Class I shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay on Class I shares.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

       You authorize Distributors to reserve 5% of your total intended purchase in Class I shares registered in your name until you fulfill your Letter.
       You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.
       Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.
       Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct. Our policy of reserving shares does not apply to certain retirement plans. If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.

GROUP PURCHASES - CLASS I ONLY. If you are a member of a qualified group, you may buy Class I shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o Was formed at least six months ago,

o Has a purpose other than buying Fund shares at a discount,

o Has more than 10 members,

o Can arrange for meetings between our representatives and group members,


      Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,


      Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

       Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

SALES CHARGE WAIVERS. The Fund's sales charges (front-end and contingent deferred) will not apply to certain purchases. For waiver categories 1, 2 or 3 below: (i) the distributions or payments must be reinvested within 365 days of their payment date, and (ii) Class II distributions may be reinvested in either Class I or Class II shares. Class I distributions may only be reinvested in Class I shares.

The Fund's sales charges will not apply if you are buying Class I shares with money from the following sources or Class II shares with money from the sources in waiver categories 1 or 4:

1. Dividend and capital gain distributions from any Franklin Templeton Fund or a REIT sponsored or advised by Franklin Properties, Inc.

2. Distributions from an existing retirement plan invested in the Franklin Templeton Funds

3. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds, the Templeton Variable Annuity Fund, the Templeton Variable Products Series Fund, or the Franklin Government Securities Trust. You should contact your tax advisor for information on any tax consequences that may apply.

4.   Redemptions from any Franklin Templeton Fund if you:

                 Originally paid a sales charge on the shares, Reinvest the money within 365 days of the redemption date, and Reinvest the money in the SAME CLASS of shares.

An exchange is not considered a redemption for this privilege. The Contingent Deferred Sales Charge will not be waived if the shares were subject to a Contingent Deferred Sales Charge when sold. We will credit your account in shares, at the current value, in proportion to the amount reinvested for any Contingent Deferred Sales Charge paid in connection with the earlier redemption, but a new Contingency Period will begin.

If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.

5.   Redemptions from other mutual funds

If you sold shares of a fund that is not a Franklin Templeton Fund within the past 60 days, you may invest the proceeds without any sales charge if (a) the investment objectives were similar to the Fund's, and (b) your shares in that fund were subject to any front-end or contingent deferred sales charges at the time of purchase. You must provide a copy of the statement showing your redemption.

The Fund's sales charges will also not apply to Class I purchases by:

6. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

7.   Group annuity separate accounts offered to retirement plans


8. Retirement plans that (i) are sponsored by an employer with at least 100 employees, (ii) have plan assets of $1 million or more, or (iii) agree to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period. Retirement plans that are not Qualified Retirement Plans or SEPS, such as 403(b) or 457 plans, must also meet the requirements described under "Group Purchases Class I Only" above. Any retirement plan, however, that does not meet these requirements and that was a shareholder of the Fund on or before February 1, 1995, may buy shares of the Fund subject to a sales charge of 4% of the Offering Price, 3.2% of which will be retained by Securities Dealers.


9. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.


10. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs


11. Registered Securities Dealers and their affiliates, for their investment accounts only

12. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

13. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies


14. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer


15.  Accounts managed by the Franklin Templeton Group

16. Certain unit investment trusts and their holders reinvesting distributions from the trusts

HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

Your individual or employer-sponsored retirement plan may invest in the Fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, please call our Retirement Plans Department.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

OTHER PAYMENTS TO SECURITIES DEALERS


The payments described below may be made to Securities Dealers who initiate and are responsible for Class II purchases and certain Class I purchases made without a sales charge. A Securities Dealer may only receive one of these payments for each qualifying purchase. Securities Dealers who receive payments under items 1, 2 or 3 below will earn the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates, and not by the Fund or its shareholders.


1. Securities Dealers may receive up to 1% of the purchase price for Class II purchases.


2. Securities Dealers may receive up to 1% of the purchase price for Class I purchases of $1 million or more.


3. Securities Dealers may receive up to 1% of the purchase price for Class I purchases made under waiver category 8 above.


4. Securities Dealers may receive up to 0.25% of the purchase price for Class I purchases made under waiver categories 6, 9 and 10 above.


PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI FOR ANY BREAKPOINTS THAT MAY APPLY.

Securities Dealers may receive additional compensation from Distributors or an affiliated company in connection with selling shares of the Franklin Templeton Funds. Compensation may include financial assistance for conferences, shareholder services, automation, sales or training programs, or promotional activities. Registered representatives and their families may be paid for travel expenses, including lodging, in connection with business meetings or seminars. In some cases, this compensation may only be available to Securities Dealers whose representatives have sold or are expected to sell significant amounts of shares. Securities Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or self-regulatory agency, such as the NASD.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?


We offer a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

If you own Class I shares, you may exchange into any of our money funds except Franklin Templeton Money Fund II ("Money Fund II"). Money Fund II is the only money fund exchange option available to Class II shareholders. Unlike our other money funds, shares of Money Fund II may not be purchased directly and no drafts (checks) may be written on Money Fund II accounts.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment objective and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds do not offer Class II shares.


------------------------- --------------------------------------------------------------------------------------------
METHOD                    STEPS TO FOLLOW
------------------------- --------------------------------------------------------------------------------------------
BY MAIL                   1. Send us written instructions signed by all account owners
                          2. Include any outstanding share certificates for the shares you're exchanging
------------------------- --------------------------------------------------------------------------------------------
------------------------- --------------------------------------------------------------------------------------------
BY PHONE                  Call Shareholder Services or TeleFACTS(R)

                           If you do not want the ability to
                          exchange by phone to apply to your
                          account, please let us know.
------------------------- --------------------------------------------------------------------------------------------
------------------------- --------------------------------------------------------------------------------------------
THROUGH YOUR DEALER       Call your investment representative
------------------------- --------------------------------------------------------------------------------------------

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

WILL SALES CHARGES APPLY TO MY EXCHANGE?

You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the Fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund. See the discussion on Contingent Deferred Sales Charges below and under "How Do I Sell Shares?"

CONTINGENT DEFERRED SALES CHARGE - CLASS I. For accounts with Class I shares subject to a Contingent Deferred Sales Charge, shares are exchanged into the new fund in the order they were purchased. If you exchange Class I shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period.


CONTINGENT DEFERRED SALES CHARGE - CLASS II. For accounts with Class II shares subject to a Contingent Deferred Sales Charge, shares are exchanged into the new fund proportionately based on the amount of shares subject to a Contingent Deferred Sales Charge and the length of time the shares have been held. For example, suppose you own $1,000 in shares that have never been subject to a Contingent Deferred Sales Charge, such as shares from the reinvestment of dividends and capital gains ("free shares"), $2,000 in shares that are no longer subject to a Contingent Deferred Sales Charge because you have held them for longer than 18 months ("matured shares"), and $3,000 in shares that are still subject to a Contingent Deferred Sales Charge ("CDSC liable shares"). If you exchange $3,000 into a new fund, $500 will be exchanged from free shares, $1,000 from matured shares, and $1,500 from CDSC liable shares.


Likewise, CDSC liable shares purchased at different times will be exchanged into a new fund proportionately. For example, assume you purchased $1,000 in shares 3 months ago, 6 months ago, and 9 months ago. If you exchange $1,500 into a new fund, $500 will be exchanged from shares purchased at each of these three different times.

While Class II shares are exchanged proportionately, they are redeemed in the order purchased. In some cases, this means exchanged shares may be CDSC liable even though they would not be subject to a Contingent Deferred Sales Charge if they were sold. We believe the proportional method of exchanging Class II shares more closely reflects the expectations of Class II shareholders if shares are sold during the Contingency Period. The tax consequences of a sale or exchange are determined by the Code and not by the method used by the Fund to transfer shares.


If you exchange your Class II shares for shares of Money Fund II, the time your shares are held in that fund will count towards the completion of any Contingency Period.


EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:

       You may only exchange shares within the SAME CLASS.
       The accounts must be identically registered. You may exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. PLEASE NOTIFY US IN WRITING IF YOU DO NOT
      WANT THIS OPTION TO BE AVAILABLE ON YOUR ACCOUNT(S). Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."
       Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact our Retirement Plans Department for information on exchanges within these plans.
       The fund you are exchanging into must be eligible for sale in your state. We may modify or discontinue our exchange policy if we give you 60 days' written notice. Currently, the Fund does not allow investments by Market Timers.

Because excessive trading can hurt Fund performance and shareholders, we may refuse any exchange purchase if (i) we believe the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.


-------------------------------------------- --------------------------------------------------------------------------------------
METHOD                                       STEPS TO FOLLOW
-------------------------------------------- --------------------------------------------------------------------------------------
BY MAIL                                      1. Send us written instructions signed by all account owners
                                             2. Include any outstanding share certificates for the shares you are selling
                                             3. Provide a signature guarantee if required
                                             4. Corporate, partnership and trust accounts may need to send additional documents. Accounts under court jurisdiction may have additional requirements.

-------------------------------------------- --------------------------------------------------------------------------------------
-------------------------------------------- --------------------------------------------------------------------------------------
BY PHONE                                     Call Shareholder Services

(Only available if you have completed and    Telephone requests will be accepted:
sent to us the telephone redemption
agreement                                          included with this prospectus) If the request is
                                                   $50,000 or less. Institutional accounts may
                                                   exceed $50,000 by completing a separate agreement. Call
                                                   Institutional Services to receive a copy.
                                                    If there are no share certificates issued for the
                                                   shares you want to sell or you have already returned
                                                   them to the Fund] Unless you are selling
                                                    shares in a Trust Company retirement plan account
                                                    Unless the address on your account was changed by phone
                                                    within the last 30 days

-------------------------------------------- --------------------------------------------------------------------------------------
-------------------------------------------- --------------------------------------------------------------------------------------
THROUGH YOUR DEALER                          Call your investment representative
-------------------------------------------- --------------------------------------------------------------------------------------


Beginning on or about May 1, 1997, you will automatically be able to redeem shares by telephone without completing a telephone redemption agreement. PLEASE NOTIFY US IN WRITING IF YOU DO NOT WANT THIS OPTION TO BE AVAILABLE ON YOUR ACCOUNT. If you later decide you would like this option, send us written instructions signed by all account owners.


We will send your redemption check within seven days after we receive your request in proper form. If you sell your shares by phone, the check may only be made payable to all registered owners on the account and sent to the address of record. We are not able to receive or pay out cash in the form of currency.


If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.


Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS

To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 59 1/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call our Retirement Plans Department.

CONTINGENT DEFERRED SALES CHARGE

For Class I purchases, if you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional Class I investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. For any Class II purchase, a Contingent Deferred Sales Charge may apply if you sell the shares within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

We will first redeem shares not subject to the charge in the following order:

1) A calculated number of shares equal to the capital appreciation on shares held less than the Contingency Period,

2) Shares purchased with reinvested dividends and capital gain distributions, and

3) Shares held longer than the Contingency Period.

We then redeem shares subject to the charge in the order they were purchased.

Unless otherwise specified, when you request to sell a stated DOLLAR AMOUNT, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated NUMBER OF SHARES, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

WAIVERS. We waive the Contingent Deferred Sales Charge for:

o Exchanges

o Account fees

o Sales of shares purchased pursuant to a sales charge waiver

o Redemptions by the Fund when an account falls below the minimum required account size

o Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan set up before February 1,
  1995


o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% a month of an account's Net Asset Value (3% quarterly, 6% semiannually or 12% annually). For example, if you maintain an annual balance of $1 million in Class I shares, you can withdraw up to $120,000 annually through a systematic withdrawal plan free of charge. Likewise, if you maintain an annual balance of $10,000 in Class II shares, $1,200 may be withdrawn annually free of charge.


o Distributions from individual retirement plan accounts due to death or disability or upon periodic distributions based on life expectancy

o Tax-free returns of excess contributions from employee benefit plans

o Distributions from employee benefit plans, including those due to termination or plan transfer

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

The Fund declares dividends from its net investment income semi-annually. The distributions are frequently declared at mid-year and during late December.


Capital gains, if any, may be distributed twice a year and will be distributed at least annually.


Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the Rule 12b-1 fees of each class.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.


If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the Fund's shares by the amount of the distribution and you will then receive a portion of the price you paid back in the form of a taxable distribution.


DISTRIBUTION OPTIONS

You may receive your distributions from the Fund in any of these ways:

1. BUY ADDITIONAL SHARES OF THE FUND - You may buy additional shares of the same class of the Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, dividend distributions, or both. If you own Class II shares, you may also reinvest your distributions in Class I shares of the Fund. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to buy the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). If you own Class II shares, you may also direct your distributions to buy Class I shares of another Franklin Templeton Fund. Many shareholders find this a convenient way to diversify their investments.


3. RECEIVE DISTRIBUTIONS IN CASH - You may receive capital gain distributions, dividend distributions or both in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee.

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE SAME CLASS OF THE FUND. For Trust Company retirement plans, special forms are required to receive distributions in cash. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date for us to process the new option.


TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS


HOW AND WHEN SHARES ARE PRICED

The Fund is open for business each day the NYSE is open. We determine the Net Asset Value per share of each class as of the scheduled close of the NYSE, generally 4:00 p.m. Eastern time. You can find the prior day's closing Net Asset Value and Offering Price for each class in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the Fund, determined by the value of the shares of each class. Each class, however, bears the Rule 12b-1 fees payable under its Rule 12b-1 plan. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The Fund's assets are valued as described under "How are Fund Shares Valued?" in the SAI.


THE PRICE WE USE WHEN YOU BUY OR SELL SHARES

You buy shares at the Offering Price of the class you wish to purchase, unless you qualify to buy shares at a reduced sales charge or with no sales charge. The Offering Price of each class is based on the Net Asset Value per share of the class and includes the maximum sales charge. We calculate it to two decimal places using standard rounding criteria. You sell shares at Net Asset Value.


The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.


PROPER FORM

An order to buy shares is in proper form when we receive your signed shareholder application and check. Written requests to sell or exchange shares are in proper form when we receive written instructions signed by all registered owners, with a signature guarantee if necessary. We must also receive any outstanding share certificates for those shares.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o Your name,

o The Fund's name,

o The class of shares,

o A description of the request,

o For exchanges, the name of the fund you're exchanging into,

o Your account number,

o The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,


5) We believe a signature guarantee would protect us against potential claims based on the instructions received.


A signature guarantee verifies the authenticity of your signature and may be obtained from certain banks, brokers or other eligible guarantors. YOU SHOULD VERIFY THAT THE INSTITUTION IS AN ELIGIBLE GUARANTOR BEFORE SIGNING. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

SHARE CERTIFICATES

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form. In this case, you should send the certificate and assignment form in separate envelopes.

TELEPHONE TRANSACTIONS

You may initiate many transactions by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.


When you call, we will request personal or other identifying information to confirm that instructions are genuine. We will also record calls. We will not be liable for following instructions communicated by telephone if we reasonably believe they are genuine. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss.


If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send written instructions to us, as described elsewhere in this prospectus. If you are unable to execute a transaction by telephone, we will not be liable for any loss.


TRUST COMPANY RETIREMENT PLAN ACCOUNTS. We cannot accept instructions to sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.


To obtain any required forms or more information about distribution or transfer procedures, please call our Retirement Plans Department.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.


JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, ALL owners must sign instructions to process transactions and changes to the account. Even if the law in your state says otherwise, we cannot accept instructions to change owners on the account unless all owners agree in writing. If you would like another person or owner to sign for you, please send us a current power of attorney.


GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.


TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.


REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

------------------------------------ ----------------------------------------------------------------------------------------------
TYPE OF ACCOUNT                      DOCUMENTS REQUIRED
------------------------------------ ----------------------------------------------------------------------------------------------
CORPORATION                          Corporate Resolution
------------------------------------ ----------------------------------------------------------------------------------------------
------------------------------------ ----------------------------------------------------------------------------------------------
PARTNERSHIP                          1. The pages from the partnership agreement that identify the general partners, or
                                     2. A certification for a partnership agreement
------------------------------------ ----------------------------------------------------------------------------------------------
------------------------------------ ----------------------------------------------------------------------------------------------
TRUST                                1. The pages from the trust document that identify the trustees, or
                                     2. A certification for trust
------------------------------------ ----------------------------------------------------------------------------------------------


STREET OR NOMINEE ACCOUNTS. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

ELECTRONIC INSTRUCTIONS. If there is a Securities Dealer or other representative of record on your account, we are authorized to use and execute electronic instructions. We will accept electronic instructions directly from your dealer or representative without further inquiry. Electronic instructions may be processed through the services of the NSCC, which currently include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems, or through Franklin/Templeton's PCTrades II(TM) System.


TAX IDENTIFICATION NUMBER


The IRS requires us to have your correct Social Security or tax identification number on a signed shareholder application or applicable tax form. Federal law requires us to withhold 31% of your taxable distributions and sale proceeds if
(i) you have not furnished a certified correct taxpayer identification number,
(ii) you have not certified that withholding does not apply, (iii) the IRS or a Securities Dealer notifies the Fund that the number you gave us is incorrect, or
(iv) you are subject to backup withholding.


We may refuse to open an account if you fail to provide the required tax identification number and certifications. We may also close your account if the IRS notifies us that your tax identification number is incorrect. If you complete an "awaiting TIN" certification, we must receive a correct tax identification number within 60 days of your initial purchase to keep your account open.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $500. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $500.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN


Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the shareholder application included with this prospectus or contact your investment representative. If you start the automatic investment plan when you open your account, your initial investment amount may be as little as $500. The market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.


SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account.


You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"


You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.

TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS system (day or night) at 1-800/247-1753 to:

    obtain information about your account;

    obtain price and performance information about any Franklin Templeton Fund;

    exchange shares between identically registered Franklin accounts; and

    request duplicate statements and deposit slips for Franklin accounts.

You will need the code number for each class to use TeleFACTS. The code numbers for Class I and Class II are as follows:

                                          CODE NUMBER
FUND NAME                             CLASS I       CLASS II
------------------------------------------------------------
Mutual Shares                             474       574
Qualified                                 475       575
Beacon                                    476       576
Discovery                                 477       577
European                                  478       578

STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

       Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

       Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports or an interim quarterly report.

INSTITUTIONAL ACCOUNTS


Additional methods of buying, selling or exchanging shares of the Fund may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.


AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?


If you have any questions about your account, you may write to Investor Services at P.O. Box 33030, 700 Central Avenue, St. Petersburg, Florida 33733-8030. The Fund and Distributors are also located at this address. Franklin Mutual is located at 51 John F. Kennedy Parkway, Short Hills, New Jersey 07078. You may also contact us by phone at one of the numbers listed below.


                                               HOURS OF OPERATION
                                               (EASTERN TIME)
DEPARTMENT NAME            TELEPHONE NO.       (MONDAY THROUGH FRIDAY)
Shareholder Services       1-800/632-2301      8:30 a.m. to 8:00 p.m.
Dealer Services            1-800/524-4040      8:30 a.m. to 8:00 p.m.
Fund Information           1-800/DIAL BEN      8:30 a.m. to 11:00 p.m.
                           (1-800/342-5236)    9:30 a.m. to 5:30 p.m.
                                               (Saturday)
Retirement Plans           1-800/527-2020      8:30 a.m. to 8:00 p.m.
Institutional Services     1-800/321-8563      9:00 a.m. to 8:00 p.m.
TDD (hearing impaired)     1-800/851-0637      8:30 a.m. to 8:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended

BOARD - The Board of Directors of the Fund

CD - Certificate of deposit


CLASS I, CLASS II AND CLASS Z - The Fund offers three classes of shares, designated "Class I," "Class II," and "Class Z." The three classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge and expense structures.


CODE - Internal Revenue Code of 1986, as amended

CONTINGENCY PERIOD - For Class I shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. For Class II shares, the contingency period is 18 months. Regardless of when during the month you purchased shares, they will age one month on the last day of that month and each following month.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Directors."

ELIGIBLE GOVERNMENTAL AUTHORITY - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy shares of the Fund without paying sales charges.

FRANKLIN FUNDS - The mutual funds in the Franklin Group of Funds(R) except Franklin Valuemark Funds and the Franklin Government Securities Trust

FRANKLIN MUTUAL - Franklin Mutual Advisers, Inc., the Fund's investment manager


FRANKLIN TEMPLETON FUNDS - The Franklin Funds and the Templeton Funds


FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries


FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the Fund's administrator


HEINE - Heine Securities Corporation, the Fund's former investment manager that was acquired by Resources on October 31, 1996

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

LETTER - Letter of Intent

MARKET TIMER(S) - Market Timers generally include market timing or allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern.

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation


NYSE - New York Stock Exchange


OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 4.50% for Class I and 1% for Class II.

OTC - Over-the-counter

QUALIFIED RETIREMENT PLAN(S) - An employer sponsored pension or profit-sharing plan that qualifies under section 401 of the Code. Examples include 401(k), money purchase pension, profit sharing and defined benefit plans.

REIT - Real Estate Investment Trust

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information


S&P - Standard & Poor's Corporation


SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

SEP - An employer sponsored simplified employee pension plan established under section 408(k) of the Code

TELEFACTS(R) - Franklin Templeton's automated customer servicing system

TEMPLETON FUNDS - The U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

TRUST COMPANY - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

U.S. - United States

WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.








---------------------------------------------------------------------------

Mail this completed application to the Fund's transfer agent:

    Franklin Mutual Series Fund Inc.
    c/o PFPC Inc.
    P.O. Box 8901
    Wilmington, DE 19899-8901

If using an overnight express delivery service send to:

    Franklin Mutual Series Fund Inc.
    c/o PFPC Inc.
    400 Bellevue Parkway, Suite 108
    Wilmington, DE 19809-3710
------------------------------------------------------------------------------

FRANKLIN
MUTUAL
SERIES
FUND INC.

CLASS Z
SHARES

PROSPECTUS
AND
APPLICATION

PROSPECTUS


Dated November 1, 1996, as amended February 12, 1997


-------------------------------------------------------------------------------
IF YOU HAVE ANY QUESTIONS AFTER READING
THIS PROSPECTUS, PLEASE CALL THE FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1-800-448-FUND
-------------------------------------------------------------------------------




                        TRANSFER AGENT AND FUND ADDRESSES

           PLEASE MAIL NEW ACCOUNT APPLICATIONS, REDEMPTION REQUESTS AND ALL OTHER CORRESPONDENCE TO:


                                 Franklin Mutual Series Fund Inc.
                                 c/o PFPC Inc.
                                 P.O. Box 8901
                                 Wilmington, DE 19899-8901


            PLEASE MAIL ADDITIONAL INVESTMENTS FOR EXISTING ACCOUNTS TO:


                                 Franklin Mutual Series Fund Inc.
                                 c/o PFPC Inc.
                                 P.O. Box 8906
                                 Wilmington, DE 19899-8906


            ALL MAIL SENT BY ANY OVERNIGHT CARRIER OR PRIORITY MAIL SHOULD BE ADDRESSED TO:


                                 Franklin Mutual Series Fund Inc.
                                 c/o PFPC Inc.
                                 400 Bellevue Parkway - Suite 108
                                 Wilmington, DE 19809-3710


            ANY CORRESPONDENCE DIRECTED TO THE FUND'S OFFICE RATHER THAN ITS TRANSFER AGENT SHOULD BE SENT TO:


                                 Franklin Mutual Series Fund Inc.
                                 51 John F. Kennedy Parkway
                                 Short Hills, NJ 07078


                             IMPORTANT PHONE NUMBERS

                                 1-800-858-3013

              MUTUAL SERIES FUND AUTOMATED TELEPHONE INQUIRY SYSTEM

                 CALL THIS NUMBER 24 HOURS A DAY. 7 DAYS A WEEK.

It's the fastest way to receive net asset value, account balance and distribution information, order duplicate statements, and confirm your last purchase or redemption transaction.

                                 1-800-448-FUND

                  MUTUAL SERIES SHAREHOLDER SERVICES DEPARTMENT

         CALL THIS NUMBER MONDAY-FRIDAY FROM 8:00 A.M. TO 8:00 P.M. EST
A shareholder service representative will be happy to answer your questions or perform purchase transactions for existing shareholders.

                                 1-800-553-3014

                 MUTUAL SERIES FUND PROSPECTUS/DOCUMENT REQUESTS

         CALL THIS NUMBER MONDAY-FRIDAY FROM 8:30 A.M. TO 11:00 P.M. EST
                 AND ON SATURDAY FROM 9:30 A.M. TO 5:30 P.M. EST

A representative will be happy to send you a prospectus, applications, annual reports or retirement account documents.

                                WIRE INSTRUCTIONS

            TO WIRE AN INVESTMENT TO AN EXISTING ACCOUNT, WIRE FUNDS TO:

             PNC Bank, PHL/ABA #031-00005-3, Attention: Mutual Series Fund Purchase Account DDA 8551030376
             [Series Name], [Shareholder Account Number], [Order/Confirm Number]

PROSPECTUS

DATED NOVEMBER 1, 1996, AS AMENDED FEBRUARY 12, 1997


FRANKLIN MUTUAL SERIES FUND INC.
51 JOHN F. KENNEDY PARKWAY
SHORT HILLS, NJ 07078


    Franklin Mutual Series Fund Inc. (the "Fund," "Mutual Series Fund," or "Mutual Series") is an open-end management investment company organized as a series fund with five diversified series currently available. As of November 1, 1996, each series began offering three classes of shares to their investors. This prospectus describes only the no-load Class Z shares. All shares purchased before November 1, 1996 are considered Class Z shares.


    Class Z shares are closed to new investors with the following exceptions:

 1) Existing shareholders of any series as of October 31, 1996 and their immediate family members residing at the same address may purchase additional Z shares subject to the other terms and conditions as set forth in this prospectus.

 2) Redemption proceeds from a sale of Class Z shares of the Fund may be reinvested in the same class of shares of any series within 365 days of the redemption date.

3) Accounts managed by the Franklin Templeton Group (Franklin Resources, Inc. and its various subsidiaries).


4) The Franklin Templeton Profit Sharing 401(k) Plan.

5) Employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"), including salary reduction plans qualified under
Section 401(k) of the Code, and (i) are sponsored by an employer with at least 5,000 employees, or (ii) have plan assets of $50 million or more. There are no minimum purchase requirements for investments by these entities.

6) Employees of a company with a non-custodial pension plan set up as an omnibus account on October 31, 1996, may complete a direct rollover to an IRA.


7) Partnership shareholders who have an account on October 31, 1996 will be able to open new accounts whether or not they are listed on the registration.

8) A registered investment advisor ("RIA") or registered certified financial planner ("CFP") who has clients invested in the Fund on October 31, 1996 will be able to purchase additional Class Z shares or open new Class Z individual client or omnibus accounts.

9) A RIA or CFP who does not have clients invested in the Fund on October 31, 1996, will be able to purchase Class Z shares through a broker-dealer or service agent after he or she has entered into an agreement with Franklin/Templeton Distributors, Inc. ("Distributors"), the Fund's principal underwriter.

10) Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs.


11) Trust companies and bank trust departments initially investing in the Franklin Templeton Funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion.

12) Defined benefit plans or governments, municipalities, and tax-exempt entities that meet the requirements for qualification under Section 501 of the Code, subject to a $1 million initial investment.


13) Members of qualified groups as defined under "Additional Information."


14) Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their immediate family members.

15) Mutual Shares Fund and Mutual Discovery Fund may be purchased by the three funds within the Franklin Templeton Fund Allocator Series that invest $1,000 or more.


16) Investment companies exchanging shares or selling assets pursuant to a merger, acquisition, or exchange offer or other business combination transaction.


17) Employer-sponsored retirement plans invested in the Fund as of October 31, 1996, will be able to add new participants and accounts. In addition employees who own Fund shares through an employer-sponsored retirement plan as of October 31, 1996, may open new individual Class Z accounts in their own names.

18) Individual investors who invest $5 million or more in the Franklin Templeton Funds, if at least $1 million of that amount is invested in Class Z or Advisor Class shares of any of the Franklin Templeton Funds. To determine if these requirements are met, the amount of the current purchase is added to the cost or current value, whichever is higher, of the investor's existing shares in the Franklin Templeton Funds.


19) Corporate shareholders invested in the Fund as of October 31, 1996, may open new accounts using the same registration or if the corporation is reorganized into smaller, independent companies, the new companies will be able to purchase Class Z shares.

20) Shareholders who owned shares of the Fund through a broker-dealer or service agent omnibus account on October 31, 1996.


    Anyone who is not a shareholder of record, but is eligible to purchase shares under any of the various provisions set forth above must include a written statement with each purchase order explaining which exception applies to the purchase. If the purchase order is not accompanied by this statement, the Fund cannot guarantee that the purchase will be accepted. Employees covered under employer-sponsored retirement plans must supply documentation to prove they owned shares of the Fund through the employer-sponsored retirement account on October 31, 1996 (or within the prior three months if their most recent statement does not go through October 31, 1996). Shareholders who owned shares through a broker-dealer or service agent omnibus account will also be required to submit documentation to prove they owned shares of the Fund on October 31, 1996.

    Mutual Shares Fund ("Mutual Shares") originally organized in 1949, Mutual Qualified Fund ("Qualified"), Mutual Beacon Fund ("Beacon") and Mutual European Fund ("European"), each has capital appreciation, which occasionally may be short-term, as its principal investment objective and income as its secondary objective. Mutual Discovery Fund ("Discovery") has long-term capital appreciation as its objective which it will seek to achieve by investing up to 50% or more of its assets in foreign investments and including proportionately more investments in smaller capitalization companies than the other series. European anticipates having at least 65% of its invested assets invested in European investments.


    Each series may invest in the securities of companies involved in prospective mergers, consolidations, liquidations and reorganizations, or as to which there exist tender or exchange offers. The series may also invest in other debt and equity securities including junk bonds. Each series may invest up to 15% of its net assets in illiquid securities; this could result in more risk as well as higher transaction costs than investing in more liquid assets.


    This Prospectus concisely sets forth the information that a prospective investor should know before investing in the Class Z shares of any series of the Fund. Please retain this Prospectus for future reference. A Statement of Additional Information, dated November 1, 1996, as amended February 12, 1997, and as may be amended from time to time, containing additional and more detailed information about the Fund and the Class Z shares has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information and the most recent Annual Report of each series which contains additional performance information can be obtained without charge by calling the Fund at 1-800-553-3014, or writing to the Fund at its above address, Attention: Shareholder Services.


    If you have any questions after reading the prospectus please call the Fund at 1-800-448-FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               INVESTMENT ADVISER

                         FRANKLIN MUTUAL ADVISERS, INC.

                              ANNUAL EXPENSE TABLES

             ANNUAL MUTUAL SHARES FUND - CLASS Z OPERATING EXPENSES
                     (as a percentage of average net assets)




    Management Fees                                                                                                     .60%
    Other Expenses                                                                                                      .09%
    Total Fund Operating Expenses                                                                                       .69%
                                                                                                                        ----


Example*                                                          1 year          3 years          5 years         10 years
                                                                    $7              $23              $39              $88
                                                                    -----------------------------------------------------

            ANNUAL MUTUAL QUALIFIED FUND - CLASS Z OPERATING EXPENSES
                     (as a percentage of average net assets)

    Management Fees                                                                                                     .60%
    Other Expenses                                                                                                      .12%

    Total Fund Operating Expenses                                                                                       .72%

Example*                                                          1 year          3 years          5 years         10 years
                                                                    $8              $24              $41              $92
                                                                    -----------------------------------------------------

             ANNUAL MUTUAL BEACON FUND - CLASS Z OPERATING EXPENSES
                     (as a percentage of average net assets)

    Management Fees                                                                                                     .60%
    Other Expenses                                                                                                      .12%

    Total Fund Operating Expenses                                                                                       .72%

Example*                                                          1 year          3 years          5 years         10 years
                                                                    $8              $24              $41              $92
                                                                    -----------------------------------------------------

            ANNUAL MUTUAL DISCOVERY FUND - CLASS Z OPERATING EXPENSES
                     (as a percentage of average net assets)

    Management Fees                                                                                                     .80%
    Other Expenses                                                                                                      .19%

    Total Fund Operating Expenses                                                                                       .99%

Example*                                                          1 year          3 years          5 years         10 years
                                                                    $10             $32              $56             $125
                                                                    -----------------------------------------------------

            ANNUAL MUTUAL EUROPEAN FUND - CLASS Z OPERATING EXPENSES
                (estimated as a percentage of average net assets)

    Management Fees                                                                                                     .80%
    Other Expenses                                                                                                      .20%

    Total Fund Operating Expenses                                                                                      1.00%

Example*                                                          1 year          3 years         5 years          10 years
                                                                    $11             $33              $57             $126
                                                                    -----------------------------------------------------

*You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return before expenses and (2) redemption at the end of each time period.


    The purpose of the preceding table is to assist an investor in understanding the various direct and indirect costs and expenses that are borne by an investor in each of the Fund's series. The table should not be considered a representation of past or future expenses or return. Actual expenses and return of each of the Fund's series vary from year to year and may be higher or lower than those shown. There are presently no sales charges, no deferred sales charges, no redemption fees and no contingent charges which an investor is required to pay in connection with Class Z shares. The Fund does not contemplate that any such charges will be imposed in the future on Class Z shares, but the Fund, in its discretion, is permitted to assess such charges. The only fees and expenses presently incurred are the advisory fees paid to Franklin Mutual Advisers, Inc. ("Franklin Mutual" or the "Adviser") pursuant to an investment advisory agreement with each series, fees for certain administrative facilities or services, pursuant to an administration agreement with Franklin Templeton Services, Inc. ("FT Services"), and other expenses of operating the Fund and the series. The trustee of Fund-sponsored retirement accounts currently waives but retains the right to charge a $9 per account annual maintenance fee for all or any portion of the year that each retirement account is open.


    On June 25, 1996, Heine Securities Corporation ("Heine") entered into an agreement to merge the business of Heine and Franklin Resources, Inc. ("Resources") through a sale of Heine assets to Franklin Mutual, a newly organized subsidiary of Resources (the "Transaction"). In connection with the Transaction, Resources and Franklin Mutual have agreed to two expense limitations for the Class Z shares of each Series and have made commitments to the Board in this regard. First, they have agreed that for a three year period commencing on the date of the closing of the Transaction, Franklin Mutual will not seek an increase in the rates of the investment advisory fees payable to Franklin Mutual by each Series. Second, the parties have agreed that the ordinary expenses of each Series' Class Z shares (based on a percentage of net assets) will not be higher than they are expected to be for the Fund's 1996 fiscal year based on the projected annualized expense ratios for each Series' Class Z shares. Increases in expenses beyond the projected 1996 expense ratios will be permitted, however, if the Fund's Board of Directors determines that such expenses also would have been higher (based upon such considerations as the amount and composition of assets under management, the number of security transactions, the number of shareholder accounts and general economic conditions) had the Transaction not taken place. The second expense limitation described above does not include items such as litigation expenses, interest, taxes, insurance, brokerage commissions and expenses of an extraordinary nature.

                             PERFORMANCE INFORMATION

    From time to time the Fund may include in its communications to current or prospective shareholders figures reflecting total return over various time periods. "Total return" is the rate of return on an amount invested in one of the series of the Fund from the beginning until the end of the stated period. "Average annual total return" is the annual compounded percentage change in the value of an amount invested in one of the series of the Fund from the beginning until the end of the stated period. Both rates of return assume the reinvestment of all dividends and distributions. The Class Z shares of the Fund do not have a sales load or other charges paid by all shareholders that affect its calculation of total or average annual total return.
    The Fund's Class Z average annual total return for the 1, 5 and 10 year periods, or portion thereof, ended June 30, 1996, respectively, are as follows:

                            1 YEAR              5 YEARS           10 YEARS
                            ----------------------------------------------
Mutual Shares                21.95%             17.83%             14.16%
Qualified                    21.51%             18.43%             14.59%
Beacon                       22.52%             18.23%             15.20%
Discovery                    25.55%               N/A*               N/A
European**                    N/A                N/A                 N/A

*Mutual Discovery Fund commenced operations on December 31, 1992. The average annual return for the three year period ended June 30, 1996 was 20.20%. **Mutual European Fund commenced operations on July 3, 1996.

                  THE FUND'S TOTAL RETURN IS A HISTORICAL MEASURE OF PAST PERFORMANCE AND IS NOT INTENDED TO INDICATE FUTURE PERFORMANCE. BECAUSE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, THE FUND'S SHARES MAY BECOME WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

CONDENSED FINANCIAL INFORMATION

MUTUAL SHARES FUND - CLASS Z

FINANCIAL HIGHLIGHTS

(Selected data for a share of capital stock outstanding throughout each year)


                              (Unaudited)
                              For the Six
                              Months Ended
                                JUNE 30,                                   YEAR ENDED DECEMBER 31,

                                 1996      1995     1994     1993     1992     1991     1990     1989      1988     1987     1986
                                 ----       ---     ----      ---     ----     ----     ----     ----      ----     ----     ----

NET ASSET VALUE,
Beginning of Year               $86.45    $78.69   $80.97   $73.36   $64.49   $56.39   $67.16   $67.77    $57.83   $60.43   $57.57
                                ------    ------   ------   ------   ------   ------   ------   ------    ------   ------   ------

INCOME FROM INVESTMENT OPERATIONS:

Net Investment Income             1.49      1.99     1.34     1.41     1.55     2.04     3.32     4.03      2.64     2.23     2.43

Net Gains or Losses
 on Securities
(realized and unrealized)          5.64    20.51     2.28    13.89    12.07     9.69    (9.86)     6.00    14.98     1.78     7.29
                                   ----    -----     ----    -----    -----     ----    ------     ----    -----     ----     ----

Total from Investment Operations   7.13    22.50     3.62    15.30    13.62    11.73    (6.54)    10.03    17.62     4.01     9.72
                                   ----    -----     ----    -----    -----    -----    ------    -----    -----     ----     ----

LESS DISTRIBUTIONS:

Dividends (from net investment
 income)                            .10     1.93     1.34     1.38     1.59     2.00     3.34      4.09     2.63     2.52     2.34

Distributions
  (from capital gains)             2.90    12.81     4.56     6.31     3.16     1.63      .89      6.55     5.05     4.09     4.52
                                   ----    -----     ----     ----     ----     ----      ---      ----     ----     ----     ----

   Total Distributions             3.00    14.74     5.90     7.69     4.75     3.63     4.23     10.64     7.68     6.61     6.86
                                   ----    -----     ----     ----     ----     ----     ----     -----     ----     ----     ----

NET ASSET VALUE,

  End of Period                  $90.58   $86.45   $78.69   $80.97   $73.36   $64.49   $56.39    $67.16   $67.77   $57.83   $60.43
                                 =================================================================================================

TOTAL RETURN*                      8.20%   29.11%    4.53%   21.00%   21.33%   20.99%   (9.82)%   14.93%   30.69%    6.34%   16.99%
                                 ==================================================================================================

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of
 Period (millions)                $5,922    $5,230   $3,746   $3,527   $2,913   $2,640   $2,521   $3,403    $2,551   $1,685   $1,403

Ratio of Expenses to
 Average Net Assets                 .67%**   .69%     .72%     .74%     .78%     .82%      .85%     .65%***  .67%***  .69%     .70%

Ratio of Net
 Investment Income to
  Average Net Assets               4.23%**  2.47%    1.80%    1.90%    2.18%    3.08%    4.88%     5.57%*** 4.16%*** 3.32%    4.07%

Portfolio Turnover Rate           22.96%   79.32%   66.55%   48.78%   41.06%   47.89%   43.41%    71.54%   89.67%   77.72%  122.30%

Average Commission Per Share+      $.040      -        -        -        -        -        -        -         -        -      -

*Total Return includes changes in share price and reinvestment of dividends and capital gain distributions. The Fund's total return is a historical measure of past performance and is not intended to indicate future performance. Investment return and principal value will fluctuate; therefore the Fund's shares may become worth more or less than their original cost. **Annualized.

***After reduction of expenses by Heine. Had Heine not undertaken such action, the ratios of operating expenses and net investment income would have been .67% and 5.55% in 1989 and .74% and 4.09% in 1988.

+Average commission rate is calculated for the periods beginning on or after January 1, 1996.




                         CONDENSED FINANCIAL INFORMATION

                         MUTUAL QUALIFIED FUND - CLASS Z

                              FINANCIAL HIGHLIGHTS


  (Selected data for a share of capital stock outstanding throughout each year)

                             (Unaudited)
                             For the Six
                            Months Ended
                              June 30,                                   Year Ended December 31,
                               ----                 --------------------------------------------------------------

                               1996      1995     1994     1993     1992     1991     1990     1989      1988     1987     1986
                                ---       ---      ---      ---      ---      ---      ---      ---       ---      ---      ---

NET ASSET VALUE,
  Beginning of Year           $29.74   $26.67   $27.00   $24.43   $21.18   $18.37   $22.21    $22.71   $19.37   $20.06   $19.15
                               ----      ----     ----     ----     ----     ----     ----     ----      ----     ----     ----

INCOME FROM
 INVESTMENT OPERATIONS:

Net Investment Income            .47      .66      .43      .38      .49      .67     1.22      1.34      .84      .77      .90

Net Gains or Losses
 on Securities
 (realized and unrealized)      2.28     6.33     1.10     5.12     4.27     3.18    (3.45)     1.91     4.95      .86     2.42
                               ----      ----     ----     ----     ----     ----     ----     ----      ----     ----     ----

Total from
Investment Operations           2.75     6.99     1.53     5.50     4.76     3.85    (2.23)     3.25     5.79     1.63     3.32
                               ----      ----     ----     ----     ----     ----     ----     ----      ----     ----     ----

LESS DISTRIBUTIONS:

Dividends (from net
 investment income)              .05      .65      .43      .37      .49      .67      1.23     1.36      .83      .88      .85

Distributions
 (from capital gains)            .95     3.27     1.43     2.56     1.02      .37      .38      2.39     1.62     1.44     1.56
                               ----      ----     ----     ----     ----     ----     ----     ----      ----     ----     ----

   Total Distributions          1.00     3.92     1.86     2.93     1.51     1.04     1.61      3.75     2.45     2.32     2.41
                               ----      ----     ----     ----     ----     ----     ----     ----      ----     ----     ----

NET ASSET VALUE,
End of Period                 $31.49   $29.74   $26.67   $27.00   $24.43   $21.18   $18.37    $22.21   $22.71   $19.37   $20.06
                              =================================================================================================

TOTAL RETURN*                   9.21%   26.60%    5.73%   22.71%   22.70%   21.13%  (10.12)%   14.44%   30.15%    7.72%   17.51%
                                ================================================================================================

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of
 Period (millions)             $3,787    $3,002   $1,792   $1,511   $1,251   $1,110  $1,075    $1,470    $1,094     $686     $561

Ratio of Expenses
 to Average Net Assets           .72%*    .72%     .73%     .78%     .82%     .87%      .89%     .70%***  .62%***  .71%     .68%

Ratio of Net Investment
 Income to Average Net Assets   4.06%**  2.71%    1.91%    1.65%    2.10%    3.09%    5.40%     5.61%*** 3.96%*** 3.43%    4.55%

Portfolio Turnover Rate        25.84%   75.59%   67.65%   56.22%   47.39%   51.99%   46.12%    73.41%   85.05%   73.50%  123.50%

Average Commission Per Share+   $.043           -        -        -        -        -       -         -         -        -        -

*Total return includes changes in share price and reinvestment of dividends and capital gain distributions. The Fund's total return is a historical measure of past performance and is not intended to indicate future performance. Investment return and principal value will fluctuate; therefore the Fund's shares may become worth more or less than their original cost.
**Annualized.
***After reduction of expenses by Heine. Had Heine not undertaken such action, the ratios of operating expenses and net investment income would have been .71% and 5.60% in 1989 and .69% and 3.89% in 1988. +Average commission rate is calculated for the periods beginning on or after January 1, 1996.



                         CONDENSED FINANCIAL INFORMATION

                          MUTUAL BEACON FUND - CLASS Z

                              FINANCIAL HIGHLIGHTS


(Selected data for a share of capital stock outstanding throughout each period)

                      (Unaudited)
                      For the Six                                                                          Sept. 1,
                      Months Ended                                                                           1987 to    Year Ended
                       June 30,                           Year Ended December 31,                          Dec. 31,    August 31,
                        -----               -------------------------------------------------               -----     -----------

                        1996      1995      1994     1993     1992     1991     1990     1989     1988      1987     1987     1986
                         ---       ---       ---      ---      ---      ---      ---      ---      ---       ---      ---      ---

NET ASSET VALUE,
Beginning of Period     $35.94   $31.03   $31.09   $27.10   $23.36   $20.80   $24.09   $22.85    $19.49   $24.78   $19.27   $15.73
                         ----      ----     ----     ----     ----     ----     ----     ----     ----      ----     ----     ----
INCOME FROM INVESTMENT
 OPERATIONS:

Net Investment Income      .70      .87      .46      .37      .45      .75     1.08     1.12       .77      .22      .37      .28

Net Gains or Losses on
Securities (realized
 and unrealized)          3.02     7.09     1.28     5.81     4.85     2.88    (3.03)     2.84     4.80    (3.96)    6.39     3.51
                         ----      ----     ----     ----     ----     ----     ----     ----     ----      ----     ----     ----
Total from Investment
 Operations               3.72     7.96     1.74     6.18     5.30     3.63    (1.95)    3.96      5.57    (3.74)    6.76     3.79
                         ----      ----     ----     ----     ----     ----     ----     ----     ----      ----     ----     ----

LESS DISTRIBUTIONS:

Dividends (from net
   investment income)      .05      .84      .44      .37      .46      .74     1.08     1.17       .80      .51      .31      .25

Distributions (from
    capital gains)        1.15     2.21     1.36     1.82     1.10      .33      .26     1.55      1.41     1.04      .94      -0-
                         ----      ----     ----     ----     ----     ----     ----     ----     ----      ----     ----     ----

   Total Distributions    1.20     3.05     1.80     2.19     1.56     1.07     1.34     2.72      2.21     1.55     1.25      .25
                         ----      ----     ----     ----     ----     ----     ----     ----     ----      ----     ----     ----

NET ASSET VALUE,
End of Period           $38.46   $35.94   $31.03   $31.09   $27.10   $23.36   $20.80   $24.09    $22.85   $19.49   $24.78   $19.27
                        ==========================================================================================================

Total Return*            10.31%   25.89%    5.61%   22.93%   22.92%   17.60%   (8.17)%  17.46%    28.79%  (15.12)%  37.33%   24.34%
                         ==========================================================================================================

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End
of Period (millions)     $4,400   $3,573    $2,060  $1,062      $534     $398     $388     $409     $214      $131     $159      $65

Ratio of Expenses to
Average Net Assets         .71%**   .72%     .75%     .73%     .81%     .85%     .85%     .67%***   .59%***  .87%**   .85%    1.16%

Ratio of Net
 Investment Income
to Average Net Assets     4.79%**  2.89%    1.96%    1.53%    1.90%    3.07%    4.59%    4.98%***  3.64%*** 2.86%**  2.50%    2.86%

Portfolio Turnover Rate  27.14%   73.18%   70.63%   52.88%   57.52%   56.63%   57.74%   67.18%    86.79%   28.07%   73.41%  112.91%

Average Commission
 Per Share+               $.038      -         -       -         -        -        -        -        -         -        -        -


*Total return includes changes in share price and reinvestment of dividends and capital gain distributions. The Fund's total return is a historical measure of past performance and is not intended to indicate future performance. Investment return and principal value will fluctuate; therefore, the Fund's shares may become worth more or less than their original cost.
**Annualized.
***After reduction of expenses by Heine. Had Heine not undertaken such action, the ratios of operating expenses and net investment income would have been .68% and 4.97% in 1989 and .66% and 3.57% in 1988. +Average commission rate is calculated for the periods beginning on or after January 1, 1996.

                         CONDENSED FINANCIAL INFORMATION

                         MUTUAL DISCOVERY FUND - CLASS Z

                              FINANCIAL HIGHLIGHTS

(Selected data for a share of capital stock outstanding throughout each year)


                                                               (Unaudited)
                                                               For the Six
                                                              Months Ended
                                                                June 30,                 Year Ended December 31,
                                                                  ----               ------------------------------

                                                                  1996            1995             1994             1993
                                                                  ----            ----             ----             ----

NET ASSET VALUE, BEGINNING OF YEAR                              $15.16           $12.55           $13.05           $10.00
                                                                 -----           ------           ------           ------

   INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income                                           .13              .17              .15              .10
   Net Gain on Securities  (realized and unrealized)              1.82             3.40              .32             3.48
                                                                  ----             ----              ---             ----

     Total from Investment Operations                             1.95             3.57              .47             3.58
                                                                  ----             ----              ---             ----

   LESS DISTRIBUTIONS:
Dividends (from net investment income)                             .02              .14              .16              .09
Distributions (from capital gains)                                 .33              .82              .81              .44
                                                                   ---              ---              ---              ---

Total Distributions                                                .35              .96              .97              .53
                                                               ------           ------            ------           ------

NET ASSET VALUE, END OF PERIOD                                  $16.76           $15.16           $12.55           $13.05
                                                                ======           ======           ======           ======

TOTAL RETURN*                                                    12.85%           28.63%            3.62%           35.85%
                                                                 ======           ======            =====           ======

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (millions)                            $2,263           $1,370              $725            $548
Ratio of Expenses to Average Net Assets                            .91%**           .99%             .99%            1.07%
Ratio of Net Investment Income to
Average Net Assets                                                3.59%**          2.00%            1.64%            1.17%
Portfolio Turnover Rate                                          38.27%           73.23%           72.70%           90.37%
Average Commission Per Share***                                   $.023             -                 -               -


*Total Return includes changes in share price and reinvestment of dividends and capital gain distributions. The Fund's total return is a historical measure of past performance and is not intended to indicate future performance. Investment return and principal value will fluctuate; therefore the Fund's shares may become worth more or less than their original cost.
**Annualized.
***Average commission rate is calculated for the periods beginning on or after January 1, 1996.



                         CONDENSED FINANCIAL INFORMATION

                          MUTUAL EUROPEAN FUND - CLASS Z

                              FINANCIAL HIGHLIGHTS

 (Selected data for a share of capital stock outstanding throughout each period)

                                                              (Unaudited)
                                                             For the period
                                                            July 3, 1996 (a)
                                                             to December 31,
                                                                  1996
                                                            ------------------
NET ASSET VALUE,
   Beginning of  Period                                             $10.00
                                                              -------------
   INCOME FROM INVESTMENT
     OPERATIONS:
   Net Investment Income                                               .06
   Net Gains or Losses on Securities
   (realized and unrealized)                                          1.40
                                                              -------------
   Total from Investment Operations                                   1.46
                                                              -------------
   LESS DISTRIBUTIONS:
   Dividends (from net investment
        income)                                                        .05
   Distributions (from capital gains)                                  .02
                                                              -------------
        Total Distributions                                            .07
                                                              -------------

NET ASSET VALUE,
   End of Year                                                     $ 11.39
                                                              =============

TOTAL RETURN                                                        14.61% +
                                                              =============

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (millions)                                   $ 450
Ratio of Expenses to Average Net Assets                              1.14% *
Ratio of Expenses, net of reimbursement, to average                  1.09% *
net assets
Ratio of Net Investment Income to
   Average Net Assets                                                1.84% *
Portfolio Turnover Rate                                             26.76%
Average Commission Per Share                                         $.023

+NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
*ANNUALIZED.
(A)COMMENCEMENT OF OPERATIONS.


    The preceding tables set forth information regarding financial highlights for the Class Z shares of each series of the Fund. Prior to February 19, 1988 Mutual Shares, Qualified and Beacon were separate entities; as series of the Fund they continue their separate economic identities. Beacon's fiscal year end was changed from August 31 to December 31 in connection with the merger into the Fund.


    With the exception of Mutual European Fund, the tables on the preceding pages should be read in conjunction with each of the Fund's financial statements and related notes included in their Annual Reports (incorporated by reference into the Statement of Additional Information) which have been audited by Ernst & Young LLP, the Fund's independent auditors, since January 1, 1987 for Mutual Shares and Qualified, since September 1, 1987 for Beacon and for Discovery since its inception. Further information regarding performance is contained in the Fund's Annual Reports to Shareholders, which are available upon request and without charge by calling 1-800-553-3014.


                                    THE FUND

    Franklin Mutual Series Fund Inc. is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") and organized as a series fund with five separate, diversified series currently outstanding, each of which is designed to provide investors with participation in diversified investments under the supervision of experienced investment counsel. This type of investment company is commonly called a mutual fund. The Fund was organized as a Maryland corporation on November 12, 1987. Mutual Shares Corporation, Mutual Qualified Income Fund Inc. and Mutual Beacon Fund, Inc. (the "predecessor funds" or "Funds") were merged into the Fund on February 19, 1988 and became Mutual Shares, Qualified and Beacon, respectively. Discovery was added on December 31, 1992. European commenced operations on July 3, 1996. The Fund may add additional series or classes from time to time. Each of the series should be perceived as being only a portion of a balanced investment strategy.

INVESTMENT OBJECTIVES AND POLICIES AND RISKS


    Mutual Shares, Qualified, Beacon and European each has as its principal objective capital appreciation, which may occasionally be short-term. A secondary objective of each is income. Discovery has long-term capital appreciation as its objective. It will seek to achieve its objective by including up to 50% or more of its investments in foreign companies and investing proportionately more of its assets in small capitalization companies than the other series. These objectives are fundamental. European will normally invest at least 65% of its invested assets in the securities of issuers organized under the laws of, or whose principal business operations or at least 50% of whose revenue is earned from, European countries. European countries are given a broad definition which includes all of the countries that are members of the European Union, United Kingdom, Scandinavia, Eastern and Western Europe and those regions of Russia and the former Soviet Union that are considered part of Europe. European may also invest up to 35% of its invested assets in U.S. securities as well as in securities of issuers from the Levant, Middle East and the rest of the world. European is currently expected to invest primarily in Western Europe and Scandinavia but may also include investments in other countries. European will normally invest in at least 5 countries although it may invest all of its assets in a single country. However, European may include in its portfolio securities of issuers from outside of Europe and the U.S. For short-term purposes, European anticipates that it generally will buy short-term securities denominated in U.S. dollars. European will normally attempt to maintain at least 50% of the value of its assets invested in securities of foreign corporations at the close of each taxable year. Each series pursues its objectives primarily through investments in common stock and preferred stock as well as debt securities and securities convertible into common stock (including convertible preferred and convertible debt securities). An investor should bear in mind that since every investment carries risk, the value of the assets of each series of the Fund fluctuates with changes in the market value of its investments. Therefore, there is no assurance that the Fund's objectives will be achieved. Except for the Fund's primary and secondary investment objectives, these objectives are not fundamental and the Board of Directors of the Fund reserves the right to change them without shareholder approval, which may result in the Fund having an investment objective different from that which an investor deemed appropriate at the time of investment.

    The general investment policy of each series is to invest in common stock, preferred stock and corporate debt securities, which may be convertible into common stock and the other investments described below which, in the opinion of the series' investment adviser, Franklin Mutual, are available at prices less than their intrinsic value. (See "Non-U.S. Securities," "Repurchase Agreements and Loans of Securities" and "Hedging.") The Adviser also has no pre-set limits as to the percentage of each series' portfolio which may be invested in equity securities, debt securities (including "junk bonds" as described below), or cash equivalents. The Adviser's opinions are based upon analysis and research, taking into account, among other factors, the relationship of book value to market value of the securities, cash flow, and multiples of earnings of comparable securities. These factors are not applied formulaically, as the Adviser examines each security separately; the Adviser has no general criteria as to asset size, earnings or industry type which would make a security unsuitable for purchase by a series. Although the series may invest in securities from any size issuer, Mutual Shares, Qualified and Beacon will tend to invest in securities of issuers with market capitalizations in excess of $1 billion due to the larger size of these series. Each series may invest in securities that are traded on U.S. or foreign exchanges, the NASDAQ national market system or in the over-the-counter market. Each series may invest in any industry sector although no series will be concentrated in any one industry. Debt securities in which the Fund invests (such as corporate and U.S. government bonds, debentures and notes) may or may not be rated by rating agencies such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"), and, if rated, such rating may range from the very highest to the very lowest, currently C for Moody's and D for S&P. Securities rated D are in default as to the payments of principal and interest. Medium and lower rated debt securities in which each series expects to invest are commonly known as "junk bonds." The series may be subject to investment risks as to these unrated or lower rated securities that are greater in some respects than the investment risks incurred by a fund which invests only in securities rated in higher categories. In addition, the secondary market for such securities may be less liquid and market quotations less readily available than higher rated securities, thereby increasing the degree to which judgment plays a role in valuing such securities. The general policy of each series is to invest in debt instruments, including junk bonds, for the same reasons underlying investments in equities, i.e., whenever such instruments are available, in the Adviser's opinion, at prices less than their intrinsic value. Consequently, the Adviser's own analysis of a debt instrument exercises a greater influence over the investment decision than the stated coupon rate or credit rating. The series have historically invested in debt instruments issued by reorganizing or restructuring companies, or companies which recently emerged from, or are facing the prospect of a financial restructuring. It is under these circumstances, which usually involve unrated or low rated securities that are often in, or about to default, that the Adviser identifies securities which are sometimes available at prices which it believes are less than their intrinsic value. Although such debt securities may pose a greater risk than higher rated debt securities of loss of principal, the debt securities of reorganizing or restructuring companies typically rank senior to the equity securities of such companies and offer the potential for certain investment opportunities. See "Investment Objectives and Policies - Medium and Lower Rated Corporate Debt Securities" in the Statement of Additional Information.


    Each series also seeks to invest in the securities of domestic and foreign companies involved in mergers, consolidations, liquidations and reorganizations or as to which there exist tender or exchange offers, and may participate in such transactions. Although there are no restrictions limiting the extent to which each series may invest in such transactions, no series presently anticipates investing more than 50% of its portfolio in such investments. There can be no assurance that any merger, consolidation, liquidation, reorganization or tender or exchange offer proposed at the time a series makes its investment will be consummated or will be consummated on the terms and within the time period contemplated by Franklin Mutual. The series from time to time may also purchase indebtedness and participations therein, both secured and unsecured, of debtor companies in reorganization or financial restructuring ("Indebtedness"). Such Indebtedness may be in the form of loans, notes, bonds or debentures. Participations normally are made available only on a nonrecourse basis by financial institutions, such as banks or insurance companies, or by governmental institutions, such as the Resolution Trust Corporation, the Federal Deposit Insurance Corporation, or the Pension Benefit Guaranty Corporation or may include supranational organizations such as The World Bank. When a series purchases a participation interest, it assumes the credit risk associated with the bank or other financial intermediary as well as the credit risk associated with the issuer of any underlying debt instrument. The series may also purchase trade and other claims against, and other unsecured obligations of, such debtor companies, which generally represent money due a supplier of goods or services to such company. Some corporate debt securities, including Indebtedness, purchased by the Fund may have very long maturities. The length of time remaining until maturity is one factor the Adviser considers in purchasing a particular Indebtedness. The purchase of Indebtedness of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. The Adviser believes that the difference between perceived risk and actual risk creates the opportunity for profit which can be realized through proper analysis. There are no established markets for some of this Indebtedness and thus it is less liquid than more heavily traded securities. Indebtedness which represents indebtedness of the debtor company to a bank are not securities of the banks issuing or selling them. The series purchase loans from national and state chartered banks as well as foreign ones. The series normally invest in senior indebtedness of the debtor companies, although on occasion subordinated indebtedness may also be acquired. Each series does not invest more than 15% of its portfolio in assets which are illiquid, including Indebtedness which are not readily marketable. Other securities which may be considered to be illiquid but in which the series may invest include restricted securities not registered under the Securities Act of 1933, OTC options and securities that are otherwise considered illiquid as a result of market or other factors. The series may invest in securities eligible for resale under Rule 144A of the Securities Act of 1933 ("144A securities"). The Board of Directors of the Fund has adopted procedures in accordance with Rule 144A whereby specific 144A securities held in the Fund may be deemed to be liquid. Nevertheless, due to changing market or other factors 144A securities may be subject to a greater possibility of becoming illiquid than registered securities. Fund purchases of 144A securities may increase the level of illiquidity and institutional buyers may become disinterested in purchasing such securities. The series may also invest in cash equivalents such as Treasury bills and high quality commercial paper. The series generally purchases securities for investment purposes and not for the purpose of influencing or controlling management of the issuer. However, in certain circumstances when the Adviser perceives that one or more of the series may benefit, the Fund may itself seek to influence or control management or may invest in other entities that purchase securities for the purpose of influencing or controlling management, such as investing in a potential takeover or leveraged buyout or investing in other entities engaged in such activities. The series may also invest in distressed mortgage obligations and other debt secured by real property and may sell short securities it does not own up to 5% of its assets. Short sales have risks of loss if the price of the security sold short increases after the sale, but the series can profit if the price decreases. The series may also sell securities "short against the box" without limit. See "Investment Objectives and Policies - Short Sales" in the Statement of Additional Information for further discussion of these practices.

    Discovery expects to invest to a greater degree than the other series in smaller capitalized companies. Investing in smaller capitalized companies may involve greater risks than investing in securities of larger companies. The smaller companies in which Discovery invests often are not well known, often may trade at a discount and may not be followed by established financial institutions.

    Each series may invest in common stock, preferred stock and corporate debt securities in such proportions as the Adviser deems advisable. The Adviser typically keeps a portion of the assets of each series invested in short-term debt securities and preferred stocks although it may choose not to do so when circumstances dictate. In addition, each series may invest from time to time in other investment company securities, subject to applicable law which restricts such investments. Investors should recognize that a series' purchase of the securities of such investment companies results in layering of expenses such that investors indirectly bear a proportionate share of the expenses of such investment companies, including operating costs, and investment advisory and administrative fees.

NON-U.S. SECURITIES


     The series may purchase securities of non-U.S. issuers and Discovery expects that up to approximately 50% of its assets may be so invested. European will normally invest at least 65% of its invested assets in European countries (as defined above). The remaining series expect to invest a lesser percentage in securities of non-U.S. issuers than Discovery, with Beacon investing the next largest percentage, followed by Qualified, and finally with Mutual Shares holding the smallest percentage of these securities. The series may purchase securities denominated in any currency and generally expect currency risks will be hedged to the extent that hedging is available. Investments in securities of non-U.S. issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, volatile political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since each series may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments although the Adviser generally attempts to reduce such risks through hedging transactions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.


     There may be less publicly available information about a foreign company than about a U.S. company. Foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Non-U.S. securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs on non-U.S. securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. Each series' foreign investments may include both voting and non voting securities, sovereign debt and participations in foreign government deals. The Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts.

    Each series of the Fund may invest in securities commonly known as Depositary Receipts of non-U.S. issuers which have certain risks, including trading for a lower price, having less liquidity than their underlying securities and risks relating to the issuing bank or trust company. Depositary Receipts can be sponsored by the issuer of the underlying securities or the issuing bank or trust company or unsponsored. Holders of unsponsored Depositary Receipts have a greater risk that receipt of corporate information and proxy disclosure will be untimely, information may be incomplete and costs may be higher.

   Dividend and interest income from non-U.S. securities will generally be subject to withholding taxes by the country in which the issuer is located, which may not be recoverable, either directly or indirectly, as a foreign tax credit or deduction by the Fund or its shareholders. See "Taxes" in the Statement of Additional Information.

REPURCHASE AGREEMENTS AND LOANS OF SECURITIES


    Each series may invest up to 10% of its assets in repurchase agreements including tri-party repurchase agreements. Each series may also loan its portfolio securities in order to realize additional income. Repurchase and tri-party agreements are generally agreements under which the series obtains money market instruments subject to resale to the seller at an agreed upon price and date. Any loans of portfolio securities which the series may make must be fully collateralized at all times by securities with a value at least equal to 100% of the current market value of the loaned securities. The series presently do not anticipate loaning more than 5% of their respective portfolio securities. There are certain risks associated with such transactions which are described under "Investment Objectives and Policies" in the Statement of Additional Information.


HEDGING AND INCOME TRANSACTIONS

    The series may utilize various investment strategies as described below to hedge various market risks (such as risks related to fluctuations in interest rates, currency exchange rates, and broad or specific equity market movements), to manage the effective maturity or duration of fixed-income securities or for gain. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur and the Fund will describe any such techniques in its registration statement before using them. In the course of pursuing these investment strategies, the series may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all of the above are called "Hedging Transactions"). Hedging Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for a series' portfolio resulting from changes in securities markets or currency exchange rate fluctuations, to protect the series' unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Hedging Transaction is a function of numerous variables including market conditions. The ability of a series to utilize these Hedging Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Each series generally hedges the foreign currency risk associated with its investments in foreign securities. European expects to hedge for gain on market risks including broad movements in markets in addition to the specific currency risk of its portfolio securities. No more than 5% of the series' assets will be at risk in such types of instruments entered into for non-hedging purposes. Hedging Transactions involving financial futures and options thereon will be purchased, sold or entered into generally for bona fide hedging, risk management or portfolio management purposes.

    Hedging Transactions, whether entered into as a hedge or for gain, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Hedging Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a series, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments, increase the cost of holding a security and reduce the returns on securities or cause a series to hold a security it might otherwise sell. The use of currency transactions can result in a series incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a series might not be able to close out a transaction without incurring substantial losses, if it is able to close out a transaction at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Hedging Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Hedging Transactions had not been utilized. The cost of entering into hedging transactions may also reduce the series' total return to investors.

FUNDAMENTAL RESTRICTIONS

    Each series has adopted a number of fundamental investment restrictions, which may not be changed for a particular series without the approval of that series' shareholders. These restrictions are set forth in the Statement of Additional Information.


    Among other things, each series may not purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, or such series would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of such series' total assets may be invested without regard to such 5% and 10% limitations; make loans, except to the extent the purchase of debt obligations of any type are considered loans and except that the series may lend portfolio securities to qualified institutional investors in compliance with requirements established from time to time by the Securities and Exchange Commission and the securities exchanges on which such securities are traded; invest more than 25% of the value of its assets in a particular industry (except that U.S. Government securities are not considered an industry); or issue securities senior to its stock or borrow money or utilize leverage in excess of the maximum permitted by the 1940 Act which is currently 33 1/3% of total assets (plus 5% for emergency or other short-term purposes). Such borrowing has special risks. The Fund will not engage in investment transactions when borrowing exceeds 5% of its assets.


    While Mutual Shares, Qualified, Beacon, Discovery and European have identical basic investment restrictions, and Mutual Shares, Qualified, Beacon and European have identical investment objectives, the Adviser seeks to retain certain historical differences among the series on an informal basis. Mutual Shares, Qualified and Beacon have generally invested in larger and medium sized companies with large share trading volume. Discovery, in comparison to the other series, has tended to invest proportionately more of its portfolio in smaller companies (see the discussion of investment policies above) and in foreign companies (see "Non-U.S. Securities"). Qualified was originally intended for purchase by pension plans, profit sharing plans and other nontaxpaying entities, and the portfolio was intended to have greater flexibility due to reduced concerns about the tax effects on shareholders. Depending on market conditions, and any future changes in tax laws, the Adviser expects that it will purchase securities for Qualified which satisfy such a goal, although currently Qualified operates in the same fashion as Mutual Shares and Beacon. European will utilize the same investment philosophy but will apply it in the context of European investing. Allocation of investments among the series will also depend upon, among other things, the amount of cash in, and relative size of each series' portfolio. In addition, the factors outlined above are not mutually exclusive and a particular security may be owned by more than one of the series.

                             MANAGEMENT OF THE FUND

    The management and affairs of the Fund are supervised by the Fund's Board of Directors.

THE INVESTMENT ADVISER AND ADMINISTRATOR


    Franklin Mutual, 51 John F. Kennedy Parkway, Short Hills, NJ 07078 serves as each series' investment adviser. Franklin Mutual manages their investments, subject to supervision by the Fund's Board of Directors. FT Services provides various administrative services and supervises each series' daily business affairs. Franklin Mutual and FT Services are wholly owned subsidiaries of Resources, a publicly owned company engaged in the worldwide financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.


MANAGEMENT TEAM

    The team responsible for the day-to-day management of the Fund's portfolio is: Michael Price since 1976, Jeffrey A. Altman since 1988, Robert L. Friedman since 1988, Raymond Garea since 1991, Peter A. Langerman since 1986 and Lawrence
N. Sondike since 1984.

    Michael F. Price
    Chief Executive Officer and President of Adviser

    Mr. Price has a Bachelor of Arts degree in business administration from the University of Oklahoma. Prior to November 1996, Mr. Price was President and Chairman of Heine Securities Corporation, the former investment adviser for the Fund. He became Chief Executive Officer of Franklin Mutual in November 1996. He is Chairman of the Board and President of the Fund.

    Jeffrey A. Altman
    Senior Vice President of Adviser

    Mr. Altman has a Bachelor of Science degree from Tulane University. Prior to November 1996, Mr. Altman was employed as a Research Analyst and Trader for Heine Securities Corporation, the former investment adviser for the Fund. He joined Franklin Mutual in November 1996. He is a Vice President of the Fund.

    Robert L. Friedman
    Senior Vice President of Adviser

    Mr. Friedman has a Bachelor of Arts degree in humanities from Johns Hopkins University and a Masters in Business Administration from the Wharton School, University of Pennsylvania. Prior to November 1996, Mr. Friedman was a Research Analyst for Heine Securities Corporation, the former investment adviser for the Fund. He joined Franklin Mutual in November 1996. He is a Vice President of the Fund.

    Raymond Garea
    Senior Vice President of Adviser

    Mr. Garea has a Bachelor of Science degree in engineering from Case Institute of Technology and a Masters in Business Administration from the University of Michigan. Prior to November 1996, he was a Research Analyst for Heine Securities Corporation, the former investment adviser for the Fund. He joined Franklin Mutual in November 1996. He is a Vice President of the Fund.

    Peter A. Langerman
    Senior Vice President of Adviser

    Mr. Langerman has a Bachelor of Arts degree from Yale University, a Masters in Science from New York University Graduate School of Business and a Juris Doctor from Stanford University Law School. Prior to November 1996, he was a Research Analyst for Heine Securities Corporation, the former investment adviser for the Fund. He joined Franklin Mutual in November 1996. Mr. Langerman is a director and Executive Vice President of the Fund.

    Lawrence N. Sondike
    Senior Vice President of Adviser

    Mr. Sondike has a Bachelor of Arts degree from Cornell University and a Masters in Business Administration from New York University Graduate School of Business. Prior to October 1996, he was a Research Analyst for Heine Securities Corporation, the former investment adviser for the Fund. He joined Franklin Mutual in October 1996. He is a Vice President of the Fund.

INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS


    Franklin Mutual serves as investment adviser to each series pursuant to an investment advisory agreement with each series (collectively, "the Advisory Agreement") which was approved by the shareholders of each such series at a meeting held on October 25, 1996. Under the Advisory Agreements Franklin Mutual is paid a fee at an annual rate of .60% of the average daily net assets of Mutual Shares, Qualified and Beacon, .80% of the average daily net assets of Discovery and .80% of the average net assets of European, which accrues daily and is payable on the first business day of the next month for the number of days the Advisory Agreements was in effect during the preceding month. Each class will pay its proportionate share of its series' management fee.

    The Adviser has complete discretion in the investment and management (including the voting of securities) of each series' assets in accordance with their respective investment objectives and policies and subject to general review and direction by the Board of Directors of the Fund. Under this Agreement each series acknowledges that the Adviser may and does perform advisory services for others, that officers and employees of the Adviser invest for their own account and that the Fund does not expect, subject always to the good faith of the Adviser, to obtain the benefit of investment opportunities developed by the Adviser, or such officers and employees, but in which the Adviser does not cause such series to invest.


    FT Services, the Fund's business manager, provides certain administrative facilities and services for each series. FT Services is paid a fee of .15% of each series' average daily net assets up to $200 million, .135% of average daily net assets over $200 million up to $700 million, and .10% of average daily net assets over $700 million up to $1.2 billion, and .075% on assets in excess of $1.2 billion.


    The Adviser and its agents, officers and directors are generally indemnified under the Advisory Agreement against liabilities and expenses reasonably incurred in connection with acts taken while acting in the capacities enumerated in the Advisory Agreement, except no indemnity is provided for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of a position. Such indemnification will be made pursuant to procedures which comply with the requirements of the 1940 Act and applicable state law.


    The Advisory Agreement of Mutual Shares, Qualified, Beacon, Discovery and European continue in effect until June 30, 1998. The Advisory Agreement may be terminated at any time, without penalty, by the Fund's Board of Directors, or by the vote of a majority of the outstanding voting securities of the Fund or with respect to any series, by a vote of a majority of the outstanding voting securities of such series or by the Adviser, each on 60 days' written notice to the other. The Advisory Agreement automatically terminates upon assignment.

    The Adviser will reimburse a series for any expenses incurred in excess of that permitted by the most restrictive jurisdiction in which the Fund is qualified to sell shares up to the total fee payable to the Adviser as to such series.

PRIOR SERVICES. Before November 1, 1996, Heine served as the investment manager under separate investment management agreements that were substantially the same as the agreement currently in effect with Franklin Mutual. During the fiscal year ended December 31, 1995, management fees totaling 0.60%, 0.60%, 0.60% and 0.80% of the average daily net assets of the Mutual Shares, Qualified, Beacon, and Discovery, respectively, were paid to Heine. Total expenses for Class Z for the fiscal year ended December 31, 1995, including fees paid to Heine, for the same period were 0.69%, 0.72%, 0.72% and 0.99% of the average daily net assets of Mutual Shares, Qualified, Beacon, and Discovery, respectively.

                             HOW TO PURCHASE SHARES


    Class Z shares of the Fund are available to the entities listed on the first two pages of this prospectus and are sold in a continuous offering at the public offering price, which is equal to the net asset value per share of the series being purchased next determined (see "Net Asset Value") after a purchase order is received by the Fund or the Fund's transfer agent. See "Additional Information." For assistance in completing the application and for additional information about the shareholder services listed herein, call the Fund at 1-800-448-FUND.


                                                                   Minimum
                                  Minimum Initial            Subsequent Purchase
                                     Purchase                (for All Accounts)
                                  --------------             ------------------

 Beacon                                 $1,000                       $25
 Discovery                              $1,000                       $25
 European                               $1,000                       $25
 Mutual Shares                          $1,000                       $25
 Qualified                              $1,000                       $25


In exceptional cases the Fund may, in its sole discretion, waive these amounts. Currently, the Fund does not allow investment by Market Timers. Market Timers generally include market timings or allocations services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern.


    The Fund may also establish in its discretion different minimum investment amounts with respect to investments in the Fund by employees of the Franklin Templeton Group.

    All orders for shares of a series which are accepted by the Fund will be priced at the net asset value per share of that series next computed after receipt of the order by the Fund's transfer agent, or by the Fund, subject to collection of funds. In order to receive that day's price an order must be received and accepted prior to the time that the series' net asset value is calculated which is the earlier of 4:00 p.m. Eastern time or the close of the New York Stock Exchange (the "Exchange") on that day. Placement and acceptance of an order results in the obligation on the part of an investor to pay for the shares. Monies used to purchase shares of the Fund must be drawn on U.S. banks and be payable in U.S. dollars. No third party checks will be accepted by the Fund except with respect to shareholders who are rolling over money to a retirement account from another retirement account. If for any reason funds for a purchase are not collectible, the Fund may redeem the shares and hold the investor liable for any amount by which the purchase price exceeds the net asset value of the shares redeemed. Shareholders may not receive the proceeds from a redemption of shares until funds covering such purchases have been collected; however, shareholders who have existing accounts with a value equal to or greater than the value of the securities to be redeemed may redeem shares up to the value of the account at the time the request for redemption is received. Payment made by certified check or wired funds is considered to be collected upon receipt. (See "How to Redeem Shares.")

    Unless a shareholder includes his taxpayer identification number (social security number for individuals) on the Fund's Application and certifies that he is not subject to backup withholding, no new account will be opened. For existing accounts with no certification the Fund is required to withhold and remit to the Internal Revenue Service ("IRS") 31% of all taxable distributions to the shareholder.

    The Fund reserves the right, in its sole discretion, to refuse at any time to accept orders for the purchase of any series (from existing shareholders as well as accounts to be opened by entities described on the first two pages of this prospectus) and to suspend the reinvestment of income dividends and capital gains distributions. Without limiting the foregoing, the Adviser will consider exercising such refusal right as to a series when it determines that it cannot effectively invest the available funds on hand in accordance with that series' investment policies.

WRITTEN SUBSCRIPTIONS


    Written subscriptions for shares are accepted on any business day at Mutual Series Fund subject to the eligibility criteria, discussed in the forepart of this prospectus. All written subscriptions must specify the series and class to be purchased, identify the family member or other entity who qualifies you as a subscriber and must be accompanied by payment.


       New account applications should be sent to:

              Franklin Mutual Series Fund Inc.
              c/o PFPC Inc.
              P.O. Box 8901
              Wilmington, DE 19899-8901.

       Existing shareholders should mail additional investments to:

              Franklin Mutual Series Fund Inc.
              c/o PFPC Inc.
              P.O. Box 8906
              Wilmington, DE 19899-8906.

       If an overnight delivery service is used, subscriptions should be sent to:

              Franklin Mutual Series Fund Inc.
              c/o PFPC Inc.
              400 Bellevue Parkway, Suite 108
              Wilmington, DE 19809-3710.

           Written subscriptions are also accepted at the Fund's offices at 51 John F. Kennedy Parkway, Short Hills, New Jersey 07078.

PURCHASE BY TELEPHONE


    Purchases, except for retirement accounts, may be made orally by current Fund shareholders who telephone the Fund at 1-800-448-FUND prior to the earlier of 4:00 p.m. Eastern time or the close of the Exchange. Such orders are accepted or rejected in the sole discretion of the Adviser. Telephone purchases must be for at least $1,000 and must be made in an account that has an existing balance equal to at least one half of the telephone purchase.


       Automated Transfers:

           An Automated Transfers application must be completed and effective prior to making telephone purchases. Please call 1-800-553-3014 for an application or, complete section 7 of the application attached to this prospectus.

    All telephone purchases will be processed through the Automated Transfers process except for certain institutional investors who have established (via the Fund's recorded telephone line) the ability to wire such purchase payments to the Fund.

    If for any reason funds are not received in a timely manner and the Fund redeems the shares, the shareholder will be responsible for any amount by which the purchase price exceeds the net asset value of the shares on the day the shares are redeemed. As authorized by the shareholder's purchase application, such amounts will be deducted from the shareholder's account and the transfer agent will redeem a processing fee of $20 for any transfer not honored by your bank. This feature will only apply to those persons who have completed an application containing such authorization.

INSTITUTIONAL INVESTORS

    Institutional investors will likely be required to complete an institutional account application. There may be additional methods of opening accounts and purchasing, redeeming or exchanging shares of the Fund available for institutional accounts. To obtain an institutional account application or additional information regarding institutional accounts, contact Franklin Templeton Institutional Services at 1-800-321-8563 Monday through Friday, from 9:00 a.m. EST to 8:00 p.m. EST.

BROKERS AND DEALERS AND PLAN ADMINISTRATORS

    Purchases and redemptions of any series shares may be effected through registered broker-dealers. There is no sales or service charge imposed by the Fund as to any series, but such broker-dealers may charge the investor a transaction fee. Such transaction fees and services may vary among broker-dealers, and such broker-dealers may impose higher initial or subsequent investment requirements than those established by the Fund. Services provided by broker-dealers may include allowing the investor to establish a margin account and to borrow on the value of the Fund's shares in that account. If a broker receives an order prior to pricing on a given day, the broker is required to forward such order to the Fund on that day prior to pricing. A broker's failure to timely forward an order may give rise to a claim by the investor against the broker.

    Third party plan administrators of tax-qualified retirement plans and other entities may provide sub-transfer agent services to the Fund. In such cases the Fund may pay the third party an annual sub transfer agency fee that is not greater than the Fund otherwise would have paid for such services.

SHARE CERTIFICATES

    All accounts will be maintained in book entry form; no share certificate will be issued unless the shareholder specifically requests such issuance in writing. Upon written request certificates for any number of full shares, except for shares held in retirement accounts, will be issued and sent to the shareholder of record. The shareholder may incur an expense in replacing any lost share certificates. The Fund recommends that its transfer agent retain all certificates at no cost to the shareholder.

                              HOW TO REDEEM SHARES

    A signature guarantee must accompany a redemption request. This requirement will generally be waived if all of the following circumstances apply:

    1. If the redemption is $50,000 or less,

    2. Payment is going to the address of record (provided that the address has not changed within 10 days of the request),

    3. Payment is being made to the holder(s) of record, and

    4. The redemption request is signed by the holder(s) of record


    The signature guarantee will generally be waived if the redemption is a transfer of assets or direct rollover out of a Mutual Series Fund account being directly sent to another financial institution.


    IMPORTANT: A Signature Guarantee must be executed by banks, broker-dealers, credit unions, national securities exchanges, or a savings association. Guarantee by a notary public is not acceptable. The authorized officer who guarantees the signature(s) must sign in official capacity to bind the guarantor and the words "Signature Guaranteed" must appear with the required stamp.

    Shareholders may redeem all or a portion of their shares in a series by executing and mailing a written request for redemption, as described below.

       The written request for redemption should be mailed to:

              Franklin Mutual Series Fund Inc.
              c/o PFPC Inc.
              P.O. Box 8901
              Wilmington, DE 19899-8901

       If an overnight delivery service is used, redemption requests should be sent to:

              Franklin Mutual Series Fund Inc.
              c/o PFPC Inc.
              400 Bellevue Parkway - Suite 108
              Wilmington, DE 19809-3710


    Redemption requests will be executed at the net asset value per share next computed after receipt of the redemption request, in good order, by the Fund or by its transfer agent (see "Net Asset Value"). In order to receive that day's price a redemption request in good order with an original signature must be received by the earlier of 4:00 p.m. Eastern time or the close of the Exchange on that day. Neither the Fund nor the transfer agent will accept redemption requests made by telephone or by fax. Payment of monies will be made within seven days after receipt by the transfer agent of the redemption request in good order and accompanied by the appropriate documents as described below. Mailing of the proceeds of a redemption may be delayed up to 15 days from the day of a purchase to allow the purchase to clear. This potential 15 day delay applies to payment by personal or bank check. If payment is made by certified check or wire, proceeds from the redemption request will not be subject to this potential 15 day delay. If the shareholder has an existing account, the redemption request will be satisfied up to the value of collected funds in such account. The Fund reserves the right to redeem shares in kind although it is not likely to do so. Conditional, ambiguous or vague requests cannot be honored.

     If you have completed item 7 on the enclosed application to authorize automated transfers to your bank account (retirement accounts have a separate form), and if your bank has authorized such transfers, then you can request that a redemption be automatically deposited into your bank account. Proceeds will be calculated at the net asset value next computed after receipt of your redemption request in good order and will be automatically deposited in your bank account approximately two business days after receipt of your redemption request. To request an application for automated transfers for a regular account or a retirement account, call 1-800-553-3014. Automated transfer capabilities normally become effective 20 business days after the Fund receives the completed application.


    If the account is in the form of a book entry, or if certificates for the shares to be redeemed have been retained by the transfer agent for safekeeping, to be in good order the written redemption request must identify the account from which shares are to be redeemed, the dollar value or number of shares to be redeemed, the address the redemption should be mailed to, the shareholder's daytime phone number and the request must be signed exactly as the account is registered, with the signature(s) thereon guaranteed. (See "Signature Guarantee.")

    If the certificates for the shares to be redeemed are held by anyone other than the transfer agent, to be in good order the redemption request must be accompanied by such stock certificates, properly endorsed for transfer, or if not so endorsed, by the stock certificates and appropriate properly endorsed stock powers. Signature(s) must be guaranteed when applicable. (See "Signature Guarantee.")

    Certain accounts, such as corporate accounts, trust accounts and custodial accounts, generally require additional documentation in addition to the written request. Certain institutional accounts may be eligible for redemption procedures other than as described above. Contact the Fund at 1-800-448-FUND for the specific documentation required for your account.

    If the owner of any IRS-recognized retirement account who is at least 59 1/2 years old wants to redeem shares from the account, the written redemption request must state the account owner's birthdate. If the owner of any IRS-recognized retirement account who is less than 59 1/2 years old wants to redeem shares from the account, the written redemption request must state: 1) that the owner is aware of the tax consequences and penalties that may be associated with the redemption, and 2) whether or not the 10% tax is to be withheld on the redemption. The signature on the letter of instruction must be guaranteed. (See "Signature Guarantee.")

    If a redemption request is sent to the Fund's office, rather than to the transfer agent's office, the request will be promptly forwarded by the Fund to the transfer agent. If the Fund has not collected payment on the purchase of shares which are to be redeemed, no redemption payment will be made until the purchase has cleared.

    The transfer agent reserves the right to charge a nominal fee of approximately $7, for the wiring of funds. Your bank may charge you for accepting the wire transfer. The Fund should be contacted at 1-800-448-FUND for additional information on how to wire funds. If a shareholder requests delivery of a redemption check via overnight delivery service, the transfer agent will charge a nominal fee, currently approximately $15, for the overnight delivery service.

    The net asset value of shares, on redemption, may be more or less than the investor's cost, depending upon the market value of the series' securities at the time of redemption. Redemptions of the predecessor funds always were made in cash and the Fund intends to continue this policy as to the series.

    The Fund reserves the right, upon 30 days' prior notice, to redeem shares in any account if the total value of the shares in the account is less than a specified minimum (currently $300, or $100 for IRA accounts), which may be lowered from time to time by the Board of Directors but will not be raised. An account will be subject to involuntary redemption if the account value becomes less than the specified minimum because of a stockholder redemption and not from market action. The Fund further reserves the right upon 30 days prior notice and Board approval to redeem the account of any shareholder who has failed to furnish a certified social security or tax identification number to the Fund.

    Proceeds from a Class Z redemption may be reinvested in a Class Z account in any series within 365 days of the redemption date. After that time the account will be closed and the shareholder will not be able to open a Class Z account unless they meet the eligibility criteria listed in the forepart of this prospectus.

                              SHAREHOLDER SERVICES

                        Franklin Mutual Series Fund Inc.
                                  c/o PFPC Inc.
                                  P.O. Box 8901
                            Wilmington, DE 19899-8901

A. REINVESTMENT OF DISTRIBUTIONS. Shareholders may elect to (a) have all capital gain distributions and income dividends on a series' shares held by them automatically reinvested in additional shares of the series, (b) have all capital gain distributions automatically reinvested, but receive all income dividends in cash, or (c) receive all capital gains distributions and income dividends in cash. Unless an election is made, dividends and distributions will be automatically reinvested in additional shares or fractions thereof of the same series by the transfer agent at the net asset value in effect at the close of the Exchange on the date of distribution. If one of the cash options above is selected, money can be automatically transferred to the shareholder's bank account on the payable date by completing an Automated Transfers application. Please call 1-800-553-3014 for an application or complete item 7 on the application attached to this prospectus.

B. AUTOMATIC INVESTMENT PLAN. The Automatic Investment Plan permits an investor to automatically purchase shares of the Fund on a monthly basis through an arrangement with the investor's bank and the transfer agent. The transfer agent will arrange for a predetermined amount of money, selected by the investor (the minimum per month is $25 for Mutual Shares, Beacon, Qualified, Discovery and European), to be deducted on various dates of the month from the investor's bank account to purchase shares of the designated series. If the Automatic Investment Plan is initiated at the time the account is opened, the Fund's initial investment amount is reduced and the account may be opened with an investment of $500 or more. The investor will receive a confirmation from the transfer agent and his bank account will reflect the amount charged. An investor may utilize this service by completing an Automated Transfers application with the transfer agent. Please call 1-800-553-3014 to request an application. The investor's bank must be a member of Automated Clearing House (ACH). The Automatic Investment Plan normally becomes effective 20 business days after the application is received.

C. INDIVIDUAL RETIREMENT ACCOUNT PLAN. All eligible persons may establish an Individual Retirement Account ("IRA") to invest in the Fund. All dividends and distributions on shares held in IRAs are reinvested in additional shares of the Fund and are not taxed until withdrawn. Please call the Fund at 1-800-553-3014 for an IRA application. Please consult your tax advisor regarding the tax treatment of IRAs under the Code.


D. QUALIFIED RETIREMENT PLANS. The Fund offers four qualified retirement plans: the Simplified Standardized Profit Sharing Plan, the Simplified Standardized Money Purchase Plan, the Standardized Profit Sharing Plan and the Standardized Money Purchase Plan. For copies of the plan documents, plan administrators guide and summary plan description booklets call 1-800-553-3014. Franklin Templeton Trust Company ("Trust Company") acts as trustee/custodian, but neither Trust Company nor the Fund administers the qualified retirement plans and therefore no assurance can be given that a particular qualified retirement plan is properly administered. Please consult your employer or tax advisor if you have any questions.

E. SEP-IRA. Eligible individuals may establish a SEP-IRA with their employers. An application form may be obtained from the Fund by calling 1-800-553-3014. If the SEP-IRA is properly established and administered by the employer, contributions will be tax deductible and income and capital gain will be tax deferred. Trust Company acts as trustee/custodian, but neither Trust Company nor the Fund administers the SEP-IRA and therefore no assurance can be given that a particular SEP-IRA is properly administered. Please consult your employer or tax advisor if you have any questions.


F. SECTION 403(B)(7) RETIREMENT PLAN. Persons who are full or part-time employees of non-profit tax-exempt organizations or public educational organizations, such as hospitals, educational institutions, and other religious, charitable, scientific or literary organizations, are eligible to establish a retirement plan under Section 403(b)(7) of the Code. An investor's employer may make direct contributions to the investor's 403(b)(7) Plan account or contributions may be made pursuant to the investor's agreement to take a reduction in salary or to forego an increase in salary. Such contributions will be excluded from the investor's gross income for Federal income tax purposes up to specified limits provided they do not exceed the investor's "excludable amount" for the taxable year.

    Shareholders may call the Fund at 1-800-553-3014 to request an application and a model 403(b)(7) Plan. The 403(b)(7) Plan was submitted to the IRS National Office on behalf of a participant and it ruled to the effect that (i) amounts contributed by an employer (whether or not under a salary reduction agreement) will be excludable from the participant's gross income to the extent of his "exclusion allowance" (as defined in Section 403(b) of the Code) and (ii) the dividends and other income and gains on such account will be tax-exempt until distribution to the participant and/or his beneficiary. While this ruling may not be used as precedent by other participants, it indicates that the form of the 403(b)(7) Plan satisfies the requirements of Section 403(b) of the Code. Participants who desire the assurance of a favorable ruling should similarly file a request for a ruling.

G. SYSTEMATIC WITHDRAWAL PLAN. A shareholder owning or purchasing Fund shares with a current account value of at least $10,000 may open a Systematic Withdrawal Plan (a "Plan") under which a specified dollar amount (not less than $50) will be paid to the shareholder from the shareholder's Fund account on a monthly, quarterly or annual basis on various dates of that month. Systematic Withdrawal Plan payments can be made automatically into the shareholder's bank account by completing an Automated Transfers application. Please call 1-800-553-3014 for an application, and specify if you want an automated transfer application for a regular or retirement account. A shareholder may open a Systematic Withdrawal Plan by filing with the transfer agent an application, together with any certificates for series shares held by the shareholder. Please call the Fund at 1-800-553-3014 to request a Systematic Withdrawal Plan application. The Plan will normally become active within 20 business days after the application is received. Systematic withdrawals are expected to result in a decrease in aggregate value of the investment.


H. TRANSFER OF SHARES. A shareholder may transfer shares of any series to another person by writing to the Fund's transfer agent. Existing shareholders may give their shares as a gift to another person or entity which would create a new account in the name of that person or entity even though that person or entity was not as shareholder as of October 31, 1996. The shareholder should clearly identify the series, the account and the number of shares to be transferred, and include the signature of all registered owners, and all stock certificates, if any, which are the subject of transfer. The signature on the letter of instructions, the stock certificates or any stock power must be guaranteed. (See "Signature Guarantee.")


                                 NET ASSET VALUE

    For purposes of pricing purchases and redemptions, the net asset value of each series of the Fund is separately determined as of the earlier of 4:00 p.m. Eastern time or the close of regular trading on the Exchange on each day that the Exchange is open for business but in no event less often than once each week. Net asset value per share of each series of the Fund is calculated by adding the value of all securities and other assets of such series, subtracting all of the liabilities of such series and dividing the remainder by the number of shares of such series outstanding at the time the determination is made.


    Securities, including options, and futures traded on an exchange or on NASDAQ or in the over the counter market are valued at the last reported sales price on the day of valuation, but if there are no sales on that day, or if the Adviser determines that the last sale fails to reflect the current market value, such securities are valued at the mean between the closing bid and asked prices. Other securities and assets, including restricted and illiquid securities, are valued at their fair value as determined in good faith under procedures determined by the Board of Directors. To the extent consistent with the foregoing fair value standard, securities for which market quotations are not readily available are valued within the range of the bid and ask prices quoted to the Fund by the principal market makers of such security. All foreign securities are valued on the date net asset value is calculated as of the close of each country's respective exchanges. Foreign currencies are priced at noon Eastern time. Temporary investments in short-term debt securities are valued at market, or at amortized cost, which approximates market value.


    The net asset value per share of each series appears daily in the Wall Street Journal and other newspapers. Shareholders may also call the Fund's Automated Telephone Inquiry System at 1-800-858-3013 to receive the most recent net asset value information.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

    Each series of the Fund intends to qualify for treatment under Subchapter M of the Code and to distribute all of its net investment income and capital gain to shareholders at least annually. Consequently it is expected that each series will not be required to pay any federal income taxes. Shareholders generally will have to pay federal income taxes on the dividends and distributions they receive from a series and on gains realized upon redemption of their shares.

     Following each calendar year, each shareholder will receive information for tax purposes on the dividends and capital gain distributions received during the previous year. The Fund may make distributions from net investment income or capital gain and may also make distributions in kind. Dividends from net investment income and any net short-term capital gain will be taxable as ordinary income whether received in cash or in kind. Any distributions designated as realized net capital gain (the excess of net long-term capital gain over net short-term capital loss) will be taxable as long-term capital gain, regardless of the holding period of the shareholder's shares of such series. All or a portion of any dividends paid by the Fund to corporate shareholders may, under certain circumstances, be eligible for the dividends-received deduction. Credit for foreign taxes paid by the Fund have generally not been available to shareholders.

    The Board presently intends to declare dividends and distributions from net investment income semi-annually. The distributions are frequently declared at mid-year and during late December. If you are considering buying Fund shares shortly before a distribution, you should consider that such distribution will result in a decrease in the value of Fund shares equal to the per share amount of the distribution, because the value of Fund shares is based directly on the amount of the Fund's net assets, rather than on the principle of supply and demand. The effect of this decrease may be particularly significant for shares purchased prior to the ex-dividend date of any distribution made in December 1996, since the Fund is generally required to make a distribution in December to avoid excise tax. Further, this distribution will be fully taxable to shareholders even though the receipt of such distribution shortly after purchasing shares represents in effect, a return of a portion of your investment.

    The IRS requires backup withholding of Federal income tax of 31% of the gross amount of dividends, capital gain distributions, and redemption proceeds paid or credited to shareholders who do not furnish a valid social security or taxpayer identification number. Shareholders using the Fund as a medium for tax qualified retirement plans may be subject to a 20% mandatory withholding upon withdrawal under certain circumstances.

    Redemptions of shares of a series will be taxable transactions for Federal income tax purposes. Generally, gain or loss will be recognized in an amount equal to the difference between the shareholder's basis in his shares and the amount received. Assuming that such shares are held as a capital asset, such gain or loss will be a capital gain or loss and will be a long-term capital gain or loss if the shareholder has held his shares for a period of more than one year. If a shareholder redeems shares of any series at a loss and makes an additional investment in the same series 30 days before or after such redemption, the loss may be disallowed under the wash sale rules.

    Income received by each series from sources outside the United States may be subject to withholding and other foreign taxes. As long as more than 50% of the value of a particular series' assets at the close of any taxable year consists of stocks or securities of foreign corporations, as is anticipated for European, such series intends to elect to treat any foreign income taxes paid by the series as if it were paid by shareholders. Accordingly, the amount of foreign income taxes paid by European will be included in the income of its shareholders and the European shareholders will be entitled to credit their portions of those amounts against their United States federal income taxes, if any, or to deduct such portions from their taxable income. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. In addition, certain individual shareholders may be subject to rules that limit or reduce their ability to deduct fully their pro rata share of foreign taxes. Shortly after any year for which it makes such an election, European will report to its shareholders, in writing, the amount per share of any foreign tax that must be included in each shareholder's gross income and the amount that will be available for deduction or credit.

    In general, a credit for foreign taxes may not exceed the United States shareholder's United States federal income tax attributable to its foreign source taxable income. If European elects to treat foreign taxes paid by the series as paid by the shareholders as described in the preceding paragraph, the source of European's income will flow through to its shareholders for purposes of calculating the limitation on foreign tax credits. Dividends and interest received by the Fund in respect of non-U.S. securities will give rise to foreign source income to shareholders. Fund shareholders are advised to consult their tax advisers with respect to the federal, state, local or foreign tax consequences of the pass-through of foreign tax credits described above.

    The foregoing summary of Federal income tax consequences is included herein for general informational purposes only. It does not address the tax consequences to all investors and does not address the tax consequences under state, local, foreign and other tax laws. Prospective investors are urged to consult their own tax advisors with respect to the tax consequences of an investment in a series of the Fund.

                                 FUND OPERATIONS

PORTFOLIO TRANSACTIONS

    The Adviser effects portfolio transactions through brokers and dealers who in its judgment will provide the Fund with the best combination of price (including brokerage commissions, if any) and execution. The Adviser may also give consideration to research services in its selection of brokers and may cause the series to pay higher commissions than might be charged by some other broker who does not furnish research services if the Adviser determines in good faith that the commissions being paid are reasonable in relation to the value of the brokerage and research services provided. Research services provided by brokers who execute Fund portfolio brokerage transactions for a series may be utilized by the Adviser for the benefit of the other series or clients advised by it, just as research services provided by brokers who execute brokerage transactions for such other series (or clients) advised by the Adviser may be utilized for the benefit of the other series (and clients). The Adviser does not know of any way of determining the value of brokerage and research services provided by such brokers, except to the extent such services have a determined market value. To the extent such services are used by the Adviser in advising the Fund, they tend to reduce the Adviser's expenses. The Adviser may occasionally also take into account sale of Fund shares when allocating brokerage.

    The Adviser generally effects transactions in exchange traded securities through members of the exchange although it may also effect such transactions privately or in the so-called "third market." Transactions in over-the-counter securities will be executed on a principal basis with market makers unless, in the judgment of the Adviser, the best combination of price and execution is available by other arrangements including dealing with a market maker on an agency basis and paying a brokerage commission. Transactions in unregistered securities are effectuated with broker-dealers on a principal or agency basis or directly with the issuers or holders of such securities.

    The Adviser does not intend to effect portfolio transactions for a series through a broker which is an affiliated person of the Fund or the Adviser.

    The Adviser makes its portfolio decisions for each series based on its judgment as to the best interests of such series, taking into account factors such as relative size, cash position, investment restrictions and tax consequences to the client. Securities considered for purchase or sale by a series are often also appropriate for purchase or sale by the other series advised by the Adviser. When more than one of such series is purchasing or selling the same securities at or about the same time, the transactions are averaged as to price.

    The 1995 portfolio turnover rate for Mutual Shares, Qualified, Beacon and Discovery was 79.32%, 75.59%, 73.18% and 73.23%, respectively.

                               SHARES OF THE FUND


    The Fund began offering three classes of shares of each series on November 1, 1996: Mutual Shares Fund - Class Z, Mutual Shares Fund Class I, Mutual Shares Fund - Class II, Mutual Qualified Fund - Class Z, Mutual Qualified Fund - Class I, Mutual Qualified Fund - Class II, Mutual Beacon Fund - Class Z, Mutual Beacon Fund - Class I, Mutual Beacon Fund - Class II, Mutual European Fund - Class Z, Mutual European Fund - Class I, Mutual European Fund - Class II, Mutual Discovery Fund - Class Z, Mutual Discovery Fund - Class I, and Mutual Discovery Fund - Class II. All shares purchased before that time are considered Class Z shares. Pursuant to Maryland law and the Fund's charter, the Board of Directors may increase the authorized capital and reclassify unissued shares of any class (series) to create additional classes of stock with specified rights, preferences and limitations. Additional series or classes of shares may be offered in the future. The Fund has an authorized capital of 4.65 billion shares of stock, par value $.001 per share, 1.5 billion of which have been allocated to the Mutual Shares Fund, 900 million of which have been allocated to the Mutual Qualified Fund, 1.35 billion of which have been allocated to the Mutual Beacon Fund, 500 million of which have been allocated to the Mutual Discovery Fund and 400 million of which have been allocated to the Mutual European Fund. Each share is entitled to one vote per share on all matters subject to shareholder vote. Shares of all classes vote together as a single class except that, where a matter being voted on affects only a particular class, it will be voted on only by that class, and where a matter affects a particular class differently from other classes, that class will vote separately on such matter. The Fund is not required to hold annual meetings and does not expect to hold meetings of shareholders as long as two-thirds of the directors then in office have been elected by the shareholders. Section 16(c) of the 1940 Act provides certain rights to shareholders which the Fund will honor regarding the ability to call meetings of shareholders and to communicate with shareholders. If less than a majority of the directors have been elected by shareholders, a meeting of shareholders will be held within 60 days to fill any existing vacancies. Directors may be removed only for cause by a vote of 67% of the outstanding shares of the Fund. A meeting of shareholders shall be called if the record holders of 10% of the shares of the Fund so request in writing. Each share is entitled to participate equally in dividends and distributions declared by the Directors with respect to shares of the same class, and in the net distributable assets allocated to such class on liquidation. When issued, the shares are fully paid and nonassessable, and have no preemptive, conversion or exchange rights. Shareholders are entitled to require the Fund to redeem their shares. The shares are transferable without restriction.

As of January 28, 1997, Michael F. Price owned of record and beneficially more than 25% of the outstanding shares of Class Z of European.


                             ADDITIONAL INFORMATION


    CUSTODIAN, AND TRANSFER AND DIVIDEND DISBURSING AGENT. State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 is the principal custodian for the assets of all the series of the Fund. The transfer and dividend disbursing sub-agent of the Fund's Class Z shares is PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809-3710, through a subcontract with the Fund's transfer agent and shareholder servicing agent, Franklin Templeton Investor Services, Inc. Franklin Templeton Trust Company, 777 Mariners Island Blvd., San Mateo, CA 94404, acts as the trustee/custodian for all Class Z sponsored retirement accounts.


    SHAREHOLDER INQUIRIES. Shareholder inquiries should be directed to the Fund at the telephone number or address set forth on the cover page of this Prospectus.

    QUALIFIED GROUP. For purposes of investing in the Fund a qualified group is one that:

    o Invests a minimum of $5 million in the Fund,

    o Was formed at least six months ago,

    o Has a purpose other than buying Fund shares at a discount,

    o Has more than 10 members,

    o Can arrange for meetings between representatives of the Franklin Templeton Group and group members,

    o Agrees to include sales and other Franklin Templeton Fund materials in publications and mailings to its members at reduced or no cost to Distributors,

    o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

    o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

    REPORTS. The Fund will issue to its shareholders semiannual reports containing unaudited financial statements and annual reports containing financial statements examined by auditors which have been approved by the shareholders.

    EXCHANGE PRIVILEGE. The Fund is considered a part of the Franklin Templeton Funds (the mutual funds in the Franklin Group of Funds(R) except Franklin Valuemark Funds and the Franklin Government Securities Trust and the U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund).


       Beginning on or about May 1, 1997, holders of Mutual Series Z shares will be allowed to exchange their shares as follows for Class I shares at net asset value of other Franklin Templeton Funds, as permitted by each fund's current prospectus, without paying a sales charge, provided those shares have been held at least six consecutive months prior to the exchange.

       Currently, the Fund does not allow investments by Market Timers.


            INFORMATION. This Prospectus does not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The Registration Statement including the exhibits filed therewith may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

    Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

This Prospectus omits certain information contained in the registration statement on file with the Securities and Exchange Commission. Information omitted may be obtained from such Commission in Washington, D.C., upon payment of the fee prescribed by the rules and regulations of the Commission.

CONTENTS                                                                PAGE

Annual Expense Tables                                                        4
Performance Information                                                      5
Condensed Financial Information                                              7
The Fund                                                                     11
Management of the Fund                                                       17
How to Purchase Shares                                                       19
How to Redeem Shares                                                         21
Shareholder Services                                                         24
Net Asset Value                                                              26
Dividends, Distributions and Taxes                                           26
Fund Operations                                                              28
Shares of the Fund                                                           28
Additional Information                                                       29

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY MAY NOT LAWFULLY BE MADE.

FRANKLIN
MUTUAL
SERIES
FUND INC.

AN INVESTMENT COMPANY ORGANIZED IN DIVERSIFIED SERIES

INVESTMENT ADVISER
FRANKLIN MUTUAL ADVISERS, INC.

MICHAEL F. PRICE
CHIEF EXECUTIVE OFFICER AND PRESIDENT

PROSPECTUS

NOVEMBER 1, 1996


AS AMENDED FEBRUARY 12, 1997



FRANKLIN
MUTUAL SERIES
FUND INC.

STATEMENT OF
ADDITIONAL INFORMATION


NOVEMBER 1, 1996
AS AMENDED FEBRUARY 12, 1997


777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777  1-800/DIAL BEN

TABLE OF CONTENTS

Investment Objectives and Policies

Restrictions and Limitations

Officers and Directors

Investment Management
 and Other Services

How does the Fund Buy Securities for its Portfolio?

How Do I Buy, Sell and
 Exchange Shares?

How are Fund Shares Valued?

Additional Information on
 Distributions and Taxes

The Fund's Underwriter

How does the Fund Measure Performance?

Miscellaneous Information

Useful Terms and Definitions

Financial Statements



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        When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."
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The Franklin Mutual Series Fund Inc. (the "Fund") is an open-end management investment company with five separate diversified series. This SAI relates to the following classes of shares:


Mutual Shares Fund - Class I & Class II Mutual Qualified Fund - Class I & Class II Mutual Beacon Fund - Class I & Class II Mutual European Fund - Class I & Class II Mutual Discovery Fund - Class I & Class II

Each series may, separately or collectively, be referred to as the "series," "Fund" or "Funds."


The Fund's Class I and Class II Prospectus, dated November 1, 1996, as amended February 12, 1997, and as may be amended from time to time, contains the basic information you should know before investing in the Fund. For a free copy, call 1-800/DIAL BEN or write the Fund at the address shown.


THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.


--------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:
--------------------------------------------------------------------------------
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     ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION,
     THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;
--------------------------------------------------------------------------------
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     ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;
--------------------------------------------------------------------------------
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     ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND POLICIES

As described in the Prospectus, the general investment policy of the Fund for its series, Mutual Shares Fund ("Mutual Shares"), Mutual Qualified Fund ("Qualified"), Mutual Beacon Fund ("Beacon"), Mutual Discovery Fund ("Discovery"), and Mutual European Fund ("European"), is to invest in securities if, in the opinion of Franklin Mutual, they are available at prices less than their intrinsic value, as determined by Franklin Mutual after careful analysis and research, taking into account, among other factors, the relationship of book value to market value of the securities, cash flow, and multiples of earnings of comparable securities. The Fund reserves freedom of action for each series to invest in common stock, preferred stock, debt securities and other securities in such proportions as the management deems advisable, but, without committing any fixed portion of any series' assets, the management typically maintains a portion of the assets of each series invested in debt securities and preferred stocks (which may be convertible). In addition, the series may also invest in restricted debt and equity securities, in foreign securities, and in other investment company securities.

REPURCHASE AGREEMENTS
AND LOANS OF SECURITIES

Each series may invest in repurchase agreements with domestic banks or broker-dealers. Repurchase agreements are considered loans by the series collateralized by the underlying securities. As with loans of portfolio securities which the series may make, these transactions must be fully collateralized at all times. Franklin Mutual will monitor the creditworthiness of the other party and will monitor the value of the collateral by marking to market daily in order to confirm that its value is at least 100% of the agreed upon sum to be paid to the series.

Repurchase agreements and lending of portfolio securities involve some credit risk to the series. If the other party defaults on its obligations, the series could be delayed or prevented from receiving payment or recovering its collateral. Even if the series recovers the collateral in such a situation, the series may receive less than its purchase price upon resale.

GENERAL CHARACTERISTICS OF OPTIONS


Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many hedging transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."


A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option, the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.

An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC options"). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting option transactions.

The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (each a "Counterparty," and collectively, "Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, Franklin Mutual must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied.

The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligations of which have received) a short-term credit rating of "A-l" from Standard & Poor's Corporation ("S&P") or "P-l" from Moody's Investor Services ("Moody's"), an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or which Franklin Mutual determines is of comparable credit quality. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any,) are illiquid, and are subject to the Fund's limitations on investments in illiquid securities.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

GENERAL CHARACTERISTICS OF FUTURES

The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for a bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets ("initial margin") which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures positions just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

OPTIONS ON SECURITIES INDICES
AND OTHER FINANCIAL INDICES

The Fund may also purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS

The Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value between those currencies and the U.S. dollar. Currency transactions include forward currency contracts, exchange-listed currency futures, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps are entered into for good faith hedging purposes, Franklin Mutual and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of such Counterparties have received) a credit rating of A-l or P-l by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by Franklin Mutual. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or whose value is based upon such foreign currency or currently convertible into such currency other than with respect to proxy hedging as described below.

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if Franklin Mutual considers the Austrian schilling to be linked to the German deutsche mark (the "D-mark"), the Fund holds securities denominated in schillings and Franklin Mutual believes that the value of schillings will decline against the U.S. dollar, Franklin Mutual may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

RISKS OF CURRENCY TRANSACTIONS

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

COMBINED TRANSACTIONS

The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and any combination of futures, options and currency transactions ("component transactions"), instead of a single hedging Transaction, as part of a single or combined strategy when, in the opinion of Franklin Mutual, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on Franklin Mutual's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

RISKS OF HEDGING TRANSACTIONS
OUTSIDE THE U.S.


When conducted outside the U.S., hedging transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.


USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS


Many hedging transactions, in addition to other requirements, require that the Fund segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid high grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate liquid high grade assets equal to the exercise price.


A currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of the currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade assets equal to the amount of the Fund's obligation. However, the segregation requirement does not apply to currency contracts which are entered in order to "lock in" the purchase or sale price of a trade in a security denominated in a foreign currency pending settlement within the time customary for such securities.

OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC-issued and exchange-listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a noncash settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange-listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.


Hedging transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other hedging transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.


DEPOSITARY RECEIPTS

Each series of the Fund may invest in securities commonly known as American Depositary Receipts ("ADRs"), and in European Depositary Receipts ("EDRs") or other securities representing interests in securities of foreign issuers. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in an over-the-counter market. EDRs are receipts issued in Europe generally by a non-U.S. bank or trust company that evidence ownership of non-U.S. or domestic securities. Generally, ADRs are in registered form and EDRs are in bearer form. There are no fees imposed on the purchase or sale of ADRs or EDRs although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs and EDRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying non-U.S. securities, since: (i) ADRs are U.S. dollar denominated investments which are easily transferable and for which market quotations are readily available and
(ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. EDRs are not necessarily denominated in the currency of the underlying security.

MEDIUM AND LOWER RATED
CORPORATE DEBT SECURITIES

Each series may invest in securities that are rated in the medium to lowest rating categories by S&P and Moody's, some of which may be so-called "junk bonds." The series have historically invested in securities of distressed issuers when the intrinsic values of such securities have, in the opinion of Franklin Mutual, warranted such investment. Corporate debt securities rated Baa are regarded by Moody's as being neither highly protected nor poorly secured. Interest payments and principal security appears adequate to Moody's for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities are regarded by Moody's as lacking outstanding investment characteristics and having speculative characteristics. Corporate debt securities rated BBB are regarded by S&P as having adequate capacity to pay interest and repay principal. Such securities are regarded by S&P as normally exhibiting adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this rating category than in higher rated categories.

Corporate debt securities which are rated B are regarded by Moody's as generally lacking characteristics of the desirable investment. In Moody's view, assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Corporate debt securities rated BB, B, CCC, CC and C are regarded by S&P on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. In S&P's view, although such securities likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. BB and B are regarded by S&P as indicating the two lowest degrees of speculation in this group of ratings. Securities rated D by S&P or C by Moody's are in default and are not currently performing. The Fund will rely on Franklin Mutual's judgment, analysis and experience in evaluating such debt securities. In this evaluation, Franklin Mutual will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters as well as the price of the security. Franklin Mutual may also consider, although it does not rely primarily on, the credit ratings of Moody's and S&P in evaluating lower rated corporate debt securities. Such ratings evaluate only the safety of principal and interest payments, not market value risk. Additionally, because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, Franklin Mutual monitors the issuers of corporate debt securities held in the Fund's portfolio. The credit rating assigned to a security is a factor considered by Franklin Mutual in selecting a security for a series, but the intrinsic value in light of market conditions and Franklin Mutual's analysis of the fundamental values underlying the issuer are of at least equal significance. Because of the nature of medium and lower rated corporate debt securities, achievement by each series of its investment objective when investing in such securities is dependent on the credit analysis of Franklin Mutual. If the series purchased primarily higher rated debt securities, such risks would be substantially reduced.

A general economic downturn or a significant increase in interest rates could severely disrupt the market for medium and lower grade corporate debt securities and adversely affect the market value of such securities. Securities in default are relatively unaffected by such events or by changes in prevailing interest rates. In addition, in such circumstances, the ability of issuers of medium and lower grade corporate debt securities to repay principal and to pay interest, to meet projected business goals and to obtain additional financing may be adversely affected. Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the corporate debt securities in the Fund's portfolio. The secondary market prices of medium and lower grade corporate debt securities are less sensitive to changes in interest rates than are higher rated debt securities, but are more sensitive to adverse economic changes or individual corporate developments. Adverse publicity and investor perceptions, whether or not based on rational analysis, may also affect the value and liquidity of medium and lower grade corporate debt securities, although such factors also present investment opportunities when prices fall below intrinsic values. Yields on debt securities in a series' portfolio that are interest rate sensitive can be expected to fluctuate over time. In addition, periods of economic uncertainty and changes in interest rates can be expected to result in increased volatility of market price of any medium to lower grade corporate debt securities in the series' portfolios and thus could have an effect on the Net Asset Value of the series if other types of securities did not show offsetting changes in values. The secondary market value of corporate debt securities structured as zero coupon securities or payment in kind securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash. Because such securities do not pay current interest, but rather, income is accreted, to the extent that a series does not have available cash to meet distribution requirements with respect to such income, it could be required to dispose of portfolio securities that it otherwise would not. Such disposition could be at a disadvantageous price. Failure to satisfy distribution requirements could result in the series failing to qualify as a pass-through entity under the Code.
Investment in such securities also involves certain other tax considerations.

Franklin Mutual values the series' investments pursuant to guidelines adopted and periodically reviewed by the Board. See "Transactions, Procedures and Special Requirements - The Price We Use When You Buy or Sell Shares" in the Prospectus. To the extent that there is no established retail market for some of the medium or low grade corporate debt securities in which the series may invest, there may be thin or no trading in such securities and the ability of Franklin Mutual to accurately value such securities may be adversely affected. Further, it may be more difficult for a series to sell such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market did exist. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. During periods of reduced market liquidity and in the absence of readily available market quotations for medium and lower grade corporate debt securities held in the Fund's portfolio, the responsibility of Franklin Mutual to value the Fund's securities becomes more difficult and Franklin Mutual's judgment may play a greater role in the valuation of the Fund's securities due to a reduced availability of reliable objective data. To the extent that the Fund purchases illiquid corporate debt securities or securities which are restricted as to resale, the Fund may incur additional risks and costs. Illiquid and restricted securities may be particularly difficult to value and their disposition may require greater effort and expense than more liquid securities. Further, a series may be required to incur costs in connection with the registration of restricted securities in order to dispose of such securities, although under Rule 144A under the Securities Act of 1933 certain securities may be determined to be liquid pursuant to procedures adopted by the Board under applicable guidelines.

SHORT SALES

Each series may make short sales of securities. A short sale is a transaction in which the series sells a security it does not own in anticipation that the market price of that security will decline. Each series expects to make short sales as a form of hedging to offset potential declines in long positions in similar securities, in order to maintain portfolio flexibility and for profit.

When a series makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The series may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The series' obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other high grade liquid securities similar to those borrowed. The series will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short.

If the price of the security sold short increases between the time of the short sale and the time the series replaces the borrowed security, the series will incur a loss; conversely, if the price declines, the series will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the series' gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The series will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 5% of the value of its total assets or the series' aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The series may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the series owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

RESTRICTIONS AND LIMITATIONS

MUTUAL SHARES, QUALIFIED, BEACON, DISCOVERY
AND EUROPEAN FUNDAMENTAL POLICIES


Mutual Shares, Qualified, Beacon, Discovery and European have each adopted the following fundamental investment restrictions which may not be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of such series, which means the lesser of (1) the holders of more than 50% of the outstanding shares of voting stock of such securities or (2) 67% of the shares if more than 50% of the shares are present at a meeting of shareholders in person or by proxy. Unless otherwise noted, all percentage restrictions are as of the time of investment after giving effect to the transaction. Pursuant to such restrictions each series may not:


1. Purchase or sell commodities, commodity contracts (except in conformity with regulations of the Commodities Futures Trading Commission such that the series would not be considered a commodity pool), or oil and gas interests or real estate. Securities or other instruments backed by commodities are not considered commodities or commodity contracts for purposes of this restriction. Debt or equity securities issued by companies engaged in the oil, gas, or real estate businesses are not considered oil or gas interests or real estate for purposes of this restriction. First mortgage loans and other direct obligations secured by real estate are not considered real estate for purposes of this restriction.

2. Make loans, except to the extent the purchase of debt obligations of any type are considered loans and except that the series may lend portfolio securities to qualified institutional investors in compliance with requirements established from time to time by the SEC and the securities exchanges on which such securities are traded.

3. Issue securities senior to its stock or borrow money or utilize leverage in excess of the maximum permitted by the 1940 Act which is currently 33 1/3% of total assets (plus 5% for emergency or other short-term purposes) from banks on a temporary basis from time to time to provide greater liquidity for redemptions or for special circumstances.

4. Invest more than 25% of the value of its assets in a particular industry (except that U.S. government securities are not considered an industry).

5. Act as an underwriter except to the extent the series may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

6. Purchase the securities of any one issuer, other than the U.S. government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, or such series would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of such series' total assets may be invested without regard to such 5% and 10% limitations.

7. Except as may be described in the Prospectus, engage in short sales, purchase securities on margin or maintain a net short position.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

NON FUNDAMENTAL POLICIES, ALL SERIES

As a matter of policy that is not fundamental, the Fund has determined that no series will invest more than 5% of its assets in warrants, and that no more than 2% of such assets may be invested in warrants which are not listed on the New York or American Stock Exchanges. Also, as a matter of policy, the series will not purchase securities for purposes of short term trading and will not invest more than 5% of their assets in securities of issuers (together with any predecessors) in existence for less than three years, provided that the aggregate percentage of assets invested in such issuers, combined with illiquid investments, does not exceed 15%. The series will not purchase the securities of any issuer of which any officer or director of the Fund owns more than 1/2 of 1% of the outstanding securities or in which the officers and directors in the aggregate own more than 5%. The series do not borrow for leveraging purposes.

In order to permit the sale of shares in certain states, the Fund may make commitments more restrictive than the operating restrictions described above. Should the Fund determine that any such commitment is no longer in the best interests of a particular series and its shareholders, the Fund will revoke the commitment by terminating sales of such series' shares in the state involved.

OFFICERS AND DIRECTORS

The Board has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the Fund under the 1940 Act are indicated by an asterisk (*).


                              POSITION(S) HELD     PRINCIPAL OCCUPATION(S)
NAME, AGE AND ADDRESS         WITH REGISTRANT      DURING PAST 5 YEARS
-------------------------------------------------------------------------------

Edward I. Altman, Ph.D. (55)
New York University
44 West 4th Street
New York, NY 10012

Director

Max L. Heine Professor of Financing and Vice Director of NYU Salomon Center, Stern School of Business, New York University. Editor and author of numerous financial publications; financial consultant.

Ann Torre Grant (38)
8065 Leesburg Pike
Suite 400
Vienna, VA 22182

Director

Executive Vice President and Chief Financial Officer, NHP Incorporated (owner and manager of multifamily housing); prior to March 1995 she was Vice President and Treasurer, U.S. Air, Inc.


Andrew H. Hines, Jr. (74)
150 2nd Avenue N.
St. Petersburg, FL 33701


Director

Consultant for the Triangle Consulting Group; Chairman of the Board and Chief Executive Officer of Florida Progress Corporation (1982-February, 1990) and Chairman and Director of Precise Power Corporation; Executive-in-Residence of Eckerd College (1991-present); and a Director of Checkers Drive-In Restaurants, Inc.

*Peter A. Langerman (41)
51 John F. Kennedy Pkwy
Short Hills, NJ 07078


Director and Executive Vice President

Financial Analyst with Franklin Mutual; held the same position with Heine Securities Corporation, 6/86 to 10/96; Director of Sunbeam Oster since 1990, Lancer Industries since 1994; Manager (Director) of MB Motori, L.L.C. since 1994 and MWCR, L.L.C. since 1995.


*William J. Lippman (71)
One Parker Plaza
Fort Lee, NJ 07024

Director


Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., Franklin Templeton Distributors, Inc. and Franklin Management, Inc.; President and Director Franklin Advisory Services, Inc.; and officer and/or director or trustee of seven of the investment companies in the Franklin Group of Funds.


Bruce A. MacPherson (66)
1 Pequot Way
Canton, MA 02021

Director

President of A.A. MacPherson, Inc. Boston, MA (representative for electrical manufacturers).

Fred R. Millsaps (67)
2665 NE 37th Drive
Fort Lauderdale, FL 33394

Director

Manager of Personal Investments (1978-present); Chairman and Chief Executive Officer of Landmark Banking Corporation (1969-1978); Financial Vice President of Florida Power and Light (1965-1969); Vice President of The Federal Reserve Bank of Atlanta (1958-1965); and a director of various other business and nonprofit organizations.

*Michael F. Price (45)
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078


Chairman of the Board and President


President, Chief Executive Officer, and director of Franklin Mutual; held the same positions with Heine Securities Corporation, 1/87 to 10/96; Principal Executive Officer and majority owner of Compliance Solutions, Inc. ("Compliance Solutions") (a developer of compliance monitoring software for money managers); director and owner of Clearwater Securities, Inc. ("Clearwater") (a registered securities dealer).

Leonard Rubin (71)
Yacht and Racquet Club
2727 North Ocean Boulevard A1A
Apt. 508A
Boca Raton, FL 33431

Director

President, F.N.C. Textiles, Inc.; Vice President, Trimtex Co. Inc.; and trustee of four of the investment companies in the Franklin Group of Funds.

Barry F. Schwartz (47)
35 East 62nd Street
New York, NY 10021

Director

Executive Vice President and General Counsel, MacAndrews & Forbes Holdings, Inc. (a diversified holding company).

Vaughn R. Sturtevant, M.D. (73)
6 Noyes Avenue
Waterville, ME 04901

Director

Practicing physician.

Robert E. Wade (50)
225 Hardwick Street
Belvidere, NJ 07823

Director

Practicing attorney.

Jeffrey A. Altman (30)
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078


Vice President


Analyst and trader with Franklin Mutual; was employed by Heine Securities Corporation, 8/88 to 10/96; Manager (Director) MB Metropolis, L.L.C. since 1994. Since 1995 Manager (Director) of MB Motori, L.L.C., MWCR, L.L.C. and S.H. Mortgage Acquisition L.L.C. Trustee of Resurgence Properties Inc. and Chairman of the Board of Trustees, Value Property Trust.


James R. Baio (42)
500 East Broward Blvd.
Fort Lauderdale, Florida 33701

Treasurer

Certified public accountant; treasurer of the Templeton Funds; senior vice president of Templeton Worldwide, Inc., Templeton Global Investors, Inc., and Templeton Funds Trust Company.


Elizabeth N. Cohernour (46)
51 John F. Kennedy Pkwy
Short Hills, NJ 07078


General Counsel and Secretary


Vice President and Assistant Secretary of Franklin Mutual; formerly Secretary and General Counsel of Heine Securities Corporation, 5/88 to 10/96; Secretary and General Counsel of Compliance Solutions and Clearwater.

Robert L. Friedman (37)
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078


Vice President


Research analyst with Franklin Mutual; was employed by Heine Securities Corporation, 8/88 to 10/96.

Raymond Garea (47)
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078


Vice President


Research analyst with Franklin Mutual; was employed by Heine Securities Corporation, 3/91 to 10/96. Prior thereto he was a Vice President and analyst with Donaldson, Lufkin & Jenrette. Manager (Director) MB Metropolis, L.L.C. and S.H. Mortgage Acquisition L.L.C.

Lawrence N. Sondike (39)
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078


Vice President


Research Analyst with Franklin Mutual; was employed by Heine Securities Corporation 3/84 to 10/96.

The Fund's independent Board members have standing audit, pension, nominating and director's compensation and performance committees. The audit committee is composed of Ms. Grant and Messrs. Altman and Wade. The pension committee is composed of Messrs. Altman, Schwartz and Sturtevant. The nominating committee is responsible for nominating candidates for independent Board member positions and is composed of Messrs. MacPherson and Schwartz. The Board members' compensation and performance committee is composed of Ms. Grant and Messrs. Wade and Sturtevant.

During the fiscal year ended December 31, 1995, the Fund paid its officers and directors as a group, including reimbursement to the investment adviser for the expenses of personnel who spend a substantial portion of their time on Fund operations, aggregate compensation of $839,366. Nonaffiliated Board members are currently paid $15,000 per year plus $750 per meeting attended. Board members are paid $500 plus out-of-pocket expenses for each Committee meeting attended. In 1993, the Board members approved a retirement plan which generally provides payments to directors who have served 10 years and retire at age 70. At the time of retirement, Directors are entitled to annual payments equal to one-half of the retainer in effect as of the time of retirement. As shown above, some of the nonaffiliated Board members also serve as directors, trustees or managing general partners of investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members by the Fund and by other funds in the Franklin Templeton Group of Funds.



                                                                                                       NUMBER OF
                                                                                    TOTAL FEES         BOARDS IN
                                                                                   RECEIVED FROM     THE FRANKLIN
                                            TOTAL FEES     PENSION     ANNUAL      THE FRANKLIN     TEMPLETON GROUP
                                           RECEIVED FROM RETIREMENT   BENEFITS    TEMPLETON GROUP  OF FUNDS ONWHICH
NAME                                         THE FUND+     ACCRUED   RETIREMENT     OF FUNDS++       EACH SERVES**

Edward I. Altman.........................     $20,750         0         $7,500               0            1
Ann Torre Grant*.........................     $20,750         0         $7,500               0            1
Bruce A. MacPherson......................     $18,750         0         $7,500               0            1
Barry F. Schwartz*.......................     $18,750         0         $7,500               0            1
Vaughn R. Sturtevant,
 M.D.....................................     $18,750         0         $7,500               0            1
Robert E. Wade*..........................     $25,750         0         $7,500               0            1
Andrew H. Hines, Jr......................           0         0              0        $106,325           25
Fred R. Millsaps.........................           0         0              0        $104,325           25
Leonard Rubin............................           0         0              0        $ 15,600            4

+For the fiscal year ended December 31, 1995.
++For the calendar year ended December 31, 1995.
*Not vested in retirement plan.
**We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 61 registered investment companies, with approximately 171 U.S. based funds or series.

Nonaffiliated members of the Board are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries. Certain officers and Board members of the Fund are also officers of Compliance Solutions. The Fund is not charged for the use of software designed by Compliance Solutions.

As of January 30, 1997, the officers and Board members, as a group, owned of record and beneficially the following shares of the Fund: 68,536 shares of Mutual Shares - Class Z; 51,529 shares of Qualified - Class Z; 225,070 shares of Beacon - Class Z; 390,105 shares of Discovery - Class Z, or less than 1% of the total outstanding Class Z shares of that series. As of January 30, 1997, the officers and board members, as a group, owned of record and beneficially 14,130,248 shares of European - Class Z, which is 34% of the total outstanding shares Class Z shares of that series. Some of the Board members also own shares in other funds in the Franklin Templeton Group of Funds.

INVESTMENT MANAGEMENT AND OTHER SERVICES


INVESTMENT MANAGER AND SERVICES PROVIDED. Franklin Mutual, 51 John F. Kennedy Parkway, Short Hills, New Jersey 07078, serves as the Fund's investment manager. Franklin Mutual, registered with the SEC as an investment advisor in October 1996, is a wholly owned subsidiary of Resources, a publicly-owned holding company whose principal shareholders are Charles B. Johnson and Rupert H. Johnson, Jr. On October 31, 1996, pursuant to an agreement between Resources and Heine Securities, Inc. ("Heine"), the assets of Heine were transferred to Franklin Mutual (the "Transaction") and the Fund's name was changed from Mutual Series Fund Inc. to Franklin Mutual Series Fund Inc.

Franklin Mutual provides investment research and portfolio management services, including the selection of securities for the Fund to buy, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. Franklin Mutual's activities are subject to the review and supervision of the Board to whom Franklin Mutual renders periodic reports of the Fund's investment activities. Franklin Mutual is covered by fidelity insurance on its officers, directors and employees for the protection of the Fund.

Franklin Mutual and its affiliates act as investment manager to numerous other investment companies and accounts. They may give advice and take action with respect to any of the other funds they manage, or for their own account, that may differ from action taken by them on behalf of the Fund. Similarly, with respect to the Fund, they are not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that they and access persons, as defined by the 1940 Act, may buy or sell for their own account or for the accounts of any other fund. They are not obligated to refrain from investing in securities held by the Fund or other funds that they manage or administer. Of course, any transactions for their accounts and other access persons will be made in compliance with the Fund's Code of Ethics. (Please see "Miscellaneous Information - Summary of Code of Ethics.")

MANAGEMENT AGREEMENT. The management agreement is in effect until June 30, 1998. It may continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the management agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, or by Franklin Mutual on 60 days' written notice, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

ADMINISTRATIVE SERVICES. FT Services provides certain administrative services and facilities for the Fund. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

PRIOR SERVICES. Before November 1, 1996, Heine served as the investment manager under separate investment management agreements substantially the same in terms as the agreements currently in effect with Franklin Mutual. During the fiscal year ended December 31, 1995, an aggregate of $1,392,294 of administrative expenses was incurred by Mutual Shares, $720,315 by Qualified, $886,843 by Beacon and $412,166 by Discovery. Heine's net fee for the fiscal years ended December 31, 1995, 1994 and 1993, was $27,500,952, $21,795,512 and $19,507,048,
respectively, for Mutual Shares; $14,607,723, $9,766,052 and $8,434,525,
respectively, for Qualified; $17,720,127, $9,511,199 and $4,848,218,
respectively, for Beacon; and $7,930,967, $5,737,128 and $2,294,912,
respectively, for Discovery.


SHAREHOLDER SERVICING AGENT. Investor Services, a wholly-owned subsidiary of Resources, is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account.


CUSTODIAN. State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, is the principal custodian for the assets of all the series of the Fund. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.


AUDITORS. Ernst & Young LLP, Boston, MA, are the Fund's independent auditors.

HOW DOES THE FUND BUY
SECURITIES FOR ITS PORTFOLIO?


The selection of brokers and dealers to execute transactions in each series' portfolio is made by Franklin Mutual in accordance with criteria set forth in the management agreement and any directions that the Board may give.

When placing a portfolio transaction, Franklin Mutual seeks to obtain prompt execution of orders at the most favorable net price. When portfolio transactions are done on a securities exchange, the amount of commission paid by the series is negotiated between Franklin Mutual and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions are based to a large degree on the professional opinions of the persons responsible for the placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. Franklin Mutual will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of Franklin Mutual, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The amount of commission is not the only factor Franklin Mutual considers in the selection of a broker to execute a trade. If Franklin Mutual believes it is in the series' best interest, Franklin Mutual may place portfolio transactions with brokers who provide the types of services described below, even if it means the series will pay a higher commission than if no weight were given to the broker's furnishing of these services. This will be done only if, in the opinion of Franklin Mutual, the amount of any additional commission is reasonable in relation to the value of the services. Higher commissions will be paid only when the brokerage and research services received are bona fide and produce a direct benefit to the Fund or assist Franklin Mutual in carrying out its responsibilities to the Fund, or when it is otherwise in the best interest of the Fund to do so, whether or not such services may also be useful to Franklin Mutual in advising other clients.


When Franklin Mutual believes several brokers are equally able to provide the best net price and execution, it may decide to execute transactions through brokers who provide quotations and other services to the Fund, in an amount of total brokerage as may reasonably be required in light of these services. Specifically, these services may include providing the quotations necessary to determine the Fund's Net Asset Value, as well as research, statistical and other data.


It is not possible to place a dollar value on the special executions or on the research services received by Franklin Mutual from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Franklin Mutual to supplement its own research and analysis activities and to receive the views and information of individuals and research staff of other securities firms. As long as it is lawful and appropriate to do so, Franklin Mutual and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, consistent with internal policies, the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.


"SOFT DOLLAR" ARRANGEMENTS. The Fund receives research services from persons who act as brokers or dealers for the Fund. The discussion below relates in general to these brokers or dealers who pursuant to various arrangements pay for certain computer hardware and software and other research and brokerage services to Franklin Mutual and/or the Fund for transactions effected by it for the Fund. Commission "soft dollars" may be used only for "brokerage and research services" provided by brokers to whom commissions are paid and under no circumstances will cash payments be made by any such broker to Franklin Mutual. To the extent that commission "soft dollars" do not result in the provision of any "brokerage and research services" by brokers to whom such commissions are paid, the commissions, nevertheless, are the property of such broker. Although, potentially, Franklin Mutual could be influenced to place Fund brokerage transactions with a broker in order to generate "soft dollars" for Franklin Mutual's benefit, Franklin Mutual believes that the requirement that it achieve best execution on Fund portfolio transactions, and the Fund's negotiated commission structure with brokers, mitigate these concerns as the cost of transactions effected through brokers, before consideration of any "soft dollar" benefits that may be received, generally will be comparable to that available elsewhere. During fiscal 1995, 1994 and 1993, the Fund paid brokerage commissions of $3,355,180, $2,267,683 and $1,640,278, respectively, to brokers who provided research services. This amount represented 14.90%, 19.45% and 17.75%, respectively, of total commissions paid for the periods.


Because Distributors is a member of the NASD, it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Franklin Mutual will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.


During the fiscal year ended December 31, 1995, Mutual Shares, Qualified, Beacon and Discovery paid brokerage commissions totaling $8,028,205, $5,182,736, $6,269,829 and $3,040,751, respectively.


Clearwater, an indirect affiliate of Franklin Mutual, is a registered securities dealer and a member of the NASD. Transactions in some Fund portfolio securities (particularly transactions involving floor brokers) were effected through Clearwater prior to the Transaction. During 1995, Mutual Shares paid brokerage commissions to Clearwater of $1,192,230; Qualified paid $640,588; Beacon paid $764,323 and Discovery paid $217,609. The transactions constituted for Mutual Shares 13.2%; Qualified 14.1%; Beacon 14.5% and Discovery 7.7% of the aggregate dollar amount of brokerage transactions effected during 1995. These commissions constituted for Mutual Shares 14.9%, for Qualified 12.4%, for Beacon 12.2% and for Discovery 7.2% of the total commissions paid in 1995.


HOW DO I BUY, SELL AND EXCHANGE SHARES?

ADDITIONAL INFORMATION ON BUYING SHARES

The Fund continuously offers its shares through Securities Dealers who have an agreement with Distributors. Securities Dealers may at times receive the entire sales charge. A Securities Dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended.

Securities laws of states where the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required by state law to register as Securities Dealers. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the table under "How Do I Buy Shares? - Purchase Price of Fund Shares" in the Prospectus.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

Under agreements with certain banks in Taiwan, Republic of China, the Fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Class I shares of the Fund may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class I shares may be offered with the following schedule of sales charges:

                                                  SALES
SIZE OF PURCHASE - U.S. DOLLARS                  CHARGE
-------------------------------------------------------
Under $30,000..................................   3.0%
$30,000 but less than $50,000..................   2.5%
$50,000 but less than $100,000.................   2.0%
$100,000 but less than $200,000................   1.5%
$200,000 but less than $400,000................   1.0%
$400,000 or more...............................     0%


OTHER PAYMENTS TO SECURITIES DEALERS. Distributors may pay the following commissions, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares of $1 million or more: 1% on sales of $1 million to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.


Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares by certain retirement plans pursuant to a sales charge waiver, as discussed in the Prospectus: 1% on sales of $500,000 to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the Securities Dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the Securities Dealer.

These breakpoints are reset every 12 months for purposes of additional purchases.


Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.

LETTER OF INTENT. You may qualify for a reduced sales charge when you buy Class I shares, as described in the Prospectus. At any time within 90 days after the first investment that you want to qualify for a reduced sales charge, you may file with the Fund a signed shareholder application with the Letter of Intent section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds, including Class II shares, acquired more than 90 days before the Letter is filed, will be counted towards completion of the Letter but will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13 month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased (less redemptions) during the period. The upward adjustment does not apply to certain retirement plans. If you execute a Letter before a change in the sales charge structure of the Fund, you may complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed.

As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in Class I shares of the Fund registered in your name until you fulfill the Letter. This policy of reserving shares does not apply to certain retirement plans. If total purchases, less redemptions, equal the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If total purchases, less redemptions, exceed the amount specified under the Letter and is an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the Securities Dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in Offering Price will be applied to the purchase of additional shares at the Offering Price applicable to a single purchase or the dollar amount of the total purchases. If the total purchases, less redemptions, are less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of the purchases had been made at a single time. Upon remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account before fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.


If a Letter is executed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the Letter. These plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the Letter.

REINVESTMENT DATE. Shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of the Fund under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment objectives exist immediately. This money will then be withdrawn from the short-term money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of Fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.

ADDITIONAL INFORMATION ON SELLING SHARES


SYSTEMATIC WITHDRAWAL PLAN. There are no service charges for establishing or maintaining a systematic withdrawal plan. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled.


Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

THROUGH YOUR SECURITIES DEALER. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

REDEMPTIONS IN KIND. The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash.

GENERAL INFORMATION

If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

If mail is returned as undeliverable or we are unable to locate you or verify your current mailing address, we may deduct the costs of our efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

SPECIAL SERVICES. The Franklin Templeton Institutional Services Department provides specialized services, including recordkeeping, for institutional investors. The cost of these services is not borne by the Fund.

Investor Services may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

Certain shareholder servicing agents may be authorized to accept your transaction request.

HOW ARE FUND SHARES VALUED?


We calculate the Net Asset Value per share of each class as of the scheduled close of the NYSE, generally 4:00 p.m. Eastern time, each day that the NYSE is open for trading. As of the date of this SAI, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


For the purpose of determining the aggregate net assets of the Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by Franklin Mutual.


Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the Fund is its last sale price on the relevant exchange before the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to fairly reflect the contract's market value.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and ask prices is used. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Net Asset Value of each class. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the Board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the Net Asset Value of each class is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the scheduled close of the NYSE that will not be reflected in the computation of the Net Asset Value of each class. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.


Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the Fund may utilize a pricing service, bank or Securities Dealer to perform any of the above described functions.

ADDITIONAL INFORMATION ON
DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

You may receive two types of distributions from the Fund:

1. INCOME DIVIDENDS. The Fund receives income generally in the form of dividends, interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. CAPITAL GAIN DISTRIBUTIONS. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any capital loss carryforward or post October loss deferral) may generally be made twice each year. One distribution may be made in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of that year. Any net short-term and net long-term capital gains realized by the Fund during the remainder of the fiscal year may be distributed following the end of the fiscal year. The Fund may make one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of its distributions for operational or other reasons.

TAXES


As stated in the Prospectus, each series has elected and qualified to be treated as a regulated investment company ("RIC") under Subchapter M of the Code. The Board reserves the right not to maintain the qualification of a series as a RIC if it determines this course of action to be beneficial to shareholders. In that case, the series will be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to shareholders will be taxable to the extent of the series' available earnings and profits.


Because each series intends to qualify and to distribute all of its net investment income and capital gain to shareholders, it is expected that each series will not be required to pay Federal income taxes.

A series normally will distribute substantially all of its net investment income and net realized capital gain, if any, to shareholders in the form of dividends to be paid from time to time as determined by the Board. Such dividends are taxable whether paid in cash or additional shares of such series.

In the event that total distributions (including distributed or designated net capital gain) for a taxable year exceed its investment company taxable income and net capital gain, a portion of each distribution generally will be treated as a return of capital. Distributions treated as a return of capital reduce a shareholder's basis in its shares and could result in a capital gain tax either when a distribution is in excess of basis or, more likely, when a shareholder redeems its shares.

Shareholders of a series will be notified annually by the Fund as to the Federal tax treatment of dividends and distributions paid during the calendar year. Dividends and distributions may also be subject to state and local taxes. State and local tax treatment may vary according to applicable laws. You can elect to receive distributions in cash or in additional shares of such series. The price of the additional shares is determined as of the date for the dividend payment. (See "What Distributions Might I Receive from the Fund?" in the Prospectus.)

To maintain qualification as a RIC under the Code, each series of the Fund must limit gains from the sale or other disposition of its portfolio securities (including options, futures and forward contracts) held for less than three months to less than 30% of its annual gross income. Generally, gains on foreign currencies (and gains on options, futures, or forward contracts with respect to foreign currencies) are not subject to this 30% short-short rule if directly related to regular investments by a series in equity or debt securities.

Each series intends to declare and pay dividends and capital gain distributions so as to avoid imposition of a 4% federal excise tax. To do so, each series expects to distribute during the calendar year an amount at least equal to (i) 98% of its calendar year net investment income, (ii) 98% of its realized capital gain (the excess of short and long-term capital gain over short and long-term capital loss) for each one-year period ending October 31, and (iii) 100% of any undistributed net investment income or realized capital gain from the prior calendar year which has not been distributed by such series. Dividends declared in October, November, or December and made payable to shareholders of record in such a month would be deemed paid by the Series and taxable to shareholders on December 31 of such year provided that such dividends are actually paid during January of the following year. A series may make a deemed distribution with respect to its net capital gain by paying the tax with respect to the net capital gain and then designating, but not distributing, all or a portion of such gain as a capital gain dividend. Such series' shareholders will treat such designated amounts as a capital gain on their income tax returns, but they will receive a credit or refund equal to federal income taxes paid by such series with respect to such capital gain. In addition, shareholders will increase their basis in the series' shares by 65% of the amount subject to tax. If a capital gain dividend is paid with respect to any shares of a series which are sold at a loss after being held for less than six months, any loss realized upon the sale of such shares will be treated as a long-term capital loss to the extent of such capital gain dividend. There are special rules for determining holding periods for the purpose of the preceding sentence.

Dividends distributed by a series will only be eligible for the dividends-received deduction available to corporate shareholders to the extent of the portion of a series' gross income which consists of dividends received on equity securities issued by domestic corporations with respect to which such series meets the same holding period, risk of loss, and borrowing limitations applicable to the series' shareholders. Section 246 of the Code permits the dividends-received deduction to corporate shareholders only if the shares with respect to which the dividends were paid have been held for more than 45 days. If the holding period is not satisfied, the dividends-received deduction is disallowed, regardless of whether the shares with respect to which the dividends were paid have been sold or otherwise disposed of. The holding period requirements are separately applicable to each block of shares acquired, including each block of shares received in payment of the Fund's dividends. For purposes of determining whether this holding period requirement has been met, the day of acquisition and any day after the first 45 days after the date on which such shares become ex-dividend must be disregarded. In addition, the holding period is suspended during periods in which the stock is subject to diminished risk of loss including, for example, because the holder has acquired a put option or sold a call option (other than certain covered call options where the exercise price is not substantially below the selling price) or otherwise hedged his position.

The dividends-received deduction will also be reduced, for shareholders who incur indebtedness in order to purchase shares of a series of the Fund, by the percentage of the cost of such series' shares that is debt-financed. Generally, this limitation applies only if the debt is directly attributable to the purchase of shares. Whether debt is directly attributable to the purchase of shares depends on the particular facts and circumstances of each situation and accordingly shareholders are urged to consult their tax advisors.

Under section 1059 of the Code, a corporation which receives an "extraordinary dividend" and disposes of the stock with respect to which such dividend was paid, provided generally that such stock has not been held for at least two years prior to the date of declaration, announcement or agreement about the extraordinary dividend, is required to reduce its basis in such stock (but not below zero) by the amount of the dividend which was not taxed because of the dividends-received deduction with such basis reduction generally being treated as having occurred immediately before the sale or disposition of such stock. To the extent such untaxed amount exceeds the shareholder's basis, such excess will be taxed as gain upon a sale or disposition of such stock. An extraordinary dividend generally is any dividend that equals or exceeds 10% of the shareholder's basis in the stock (5% in the case of preferred stock). For this purpose, generally, all dividends within any 85-day period, and if such dividends total more than 20% of the shareholder's basis in its stock, all dividends within one year, must be aggregated for purposes of determining whether such dividends constitute extraordinary dividends. The shareholder may elect to determine the status of extraordinary dividends by reference to the fair market value of the stock as of the date before the ex-dividend date, rather than by reference to the adjusted basis of such stock (provided the shareholder establishes the fair market value to the satisfaction of the Commissioner of the IRS). In determining whether the above-mentioned two-year holding period has been met, the same rules apply as are applicable to the 45-day holding period requirement for the dividends received deduction.

Corporations should note that 75% of the untaxed portion of the Fund's dividends could be taken into account for purposes of the alternative minimum tax imposed on corporations.

A series may in the future engage in various defensive hedging transactions. Under various Code provisions such transactions might change the character of recognized gains and losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses or deductions.

If more than 50% of the assets of a series of the Fund at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect to treat any foreign income taxes, such as withholding taxes on interest or dividends, that are paid by the Fund with respect to the series as paid by the shareholders of such series. If the Fund makes this election with respect to a series, the series' shareholders will be entitled to credit their pro rata share of the foreign taxes paid by the series against their U.S. federal income tax liability, or to deduct such amounts from their U.S. taxable income. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. In addition, certain individual shareholders may be subject to rules that limit or reduce their ability to deduct fully their pro rata share of foreign taxes paid by the Fund. Since the Fund anticipates that more than 50% of the value of the total assets of European will consist of non-U.S. equity and debt securities, European shareholders are expected to be eligible for a pass through of the foreign taxes paid by the Fund. Shareholders of Mutual Shares, Qualified, Beacon and Discovery are not expected to be eligible for a pass through of the foreign taxes paid by the Fund.

Treasury regulations provide that the dividends paid-deduction attributable to an in-kind distribution of property is equal to the adjusted basis of such property.

THE FUND'S UNDERWRITER

Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering for both classes of the Fund's shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

THE RULE 12B-1 PLANS

Each class has adopted a distribution plan or "Rule 12b-1 plan" pursuant to Rule 12b-1 of the 1940 Act.

THE CLASS I PLAN. Under the Class I plan for each series, the Fund may pay up to a maximum of 0.25% per year of Class I's average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of Class I shares. In addition, the Fund is permitted to pay Distributors up to an additional 0.10% per year of Class I's average daily net assets for reimbursement of distribution expenses.

THE CLASS II PLAN. Under the Class II plan for each series, the Fund pays Distributors up to 0.75% per year of Class II's average daily net assets, payable quarterly, for distribution and related expenses. These fees may be used to compensate Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them without reimbursement by the Fund.


Under the Class II plan, the Fund also pays an additional 0.25% per year of each series' Class II shares' average daily net assets, payable quarterly, as a servicing fee.


THE CLASS I AND CLASS II PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, Franklin Mutual or Distributors or other parties on behalf of the Fund, Franklin Mutual or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of shares of each class within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the plan. The terms and provisions of each plan relating to required reports, term, and approval are consistent with Rule 12b-1.


In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the NASD.


To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the Fund, and alternate means for continuing the servicing would be sought. In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the Board, including a majority vote of the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Board members be done by the non-interested members of the Board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested Board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with Franklin Mutual or by vote of a majority of the outstanding shares of the class. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the non-interested members of the Board, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the plans should be continued.

HOW DOES THE FUND
MEASURE PERFORMANCE?


Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the Fund to compute or express performance for each class follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.


Standardized historical performance data for Class I and Class II shares will be restated to reflect the maximum initial front-end sales charge currently in effect. For Class II shares such performance data will also take into account the applicable contingent deferred sales charge in connection with redemptions within eighteen months. Each class adopted a Plan of Distribution under Rule 12b-1, effective November 1, 1996, which will affect subsequent performance. Historical performance data will not be restated to include Rule 12b-1 fees, which will only be taken into account from the effective date of the Rule 12b-1 plan.

TOTAL RETURN


AVERAGE ANNUAL TOTAL RETURN. Average annual total return is determined by finding the average annual rates of return over one-, five- and ten-year periods, or fractional portion thereof, that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect. The restated average annual total returns for each class for the one-, five- and ten- year periods ended June 30, 1996, are:


CLASS I1                             1 YEAR          5 YEARS           10 YEARS
-------------------------------------------------------------------------------
Mutual Shares..........              15.49%          16.77%         13.65%
Qualified .............              16.10%          17.37%         14.05%
Beacon ................              17.06%          17.17%         14.69%
Discovery .............              20.00%          *                 N/A
European** ............                N/A           N/A               N/A

CLASS II2                            1 YEAR          5 YEARS           10 YEARS
-------------------------------------------------------------------------------
Mutual Shares .........              18.73%          17.61%         14.06%
Qualified .............              19.36%          18.22%         14.47%
Beacon ................              20.36%          18.01%         15.10%
Discovery .............              23.36%           *                N/A
European** ............                N/A            N/A              N/A

1Includes the maximum front-end sales charge.
2Includes the maximum front-end sales charge and the contingent deferred sales charge in connection with redemption within 18 months. *Discovery commenced operations on December 31, 1992. The restated average annual returns for the three year period ended June 30, 1996, are 19.23% for Class I and 20.65% for Class II. **European commenced operations on July 3, 1996.

These figures were calculated according to the SEC formula:

                                        n
                                  P(1+T) = ERV

where:

P  =  a hypothetical initial payment of $1,000

T  =  average annual total return

n  =  number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods at the end of the one-, five- or ten-year periods (or fractional portion thereof)


CUMULATIVE TOTAL RETURN. Like average annual total return, cumulative total return assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, will be based on the actual return for each class for a specified period rather than on the average return over one-, five- and ten-year periods, or fractional portion thereof. The restated cumulative total returns for each class for the one-, five- and ten-year periods ended June 30, 1996, are:


CLASS I1                            1 YEAR           5 YEARS           10 YEARS
-------------------------------------------------------------------------------
Mutual Shares.........             15.49%            117.07%        259.57%
Qualified ............             16.10%            122.70%        272.35%
Beacon ...............             17.06%            120.82%        293.66%
Discovery ............             20.00%            *                 N/A
European** ...........               N/A             N/A               N/A

CLASS II2                           1 YEAR           5 YEARS           10 YEARS
-------------------------------------------------------------------------------
Mutual Shares ........             18.73%            125.02%        272.77%
Qualified ............             19.36%            130.89%        286.06%
Beacon ...............             20.36%            128.84%        308.08%
Discovery ............             23.36%            *                 N/A
European** ...........               N/A             N/A               N/A

1Includes the maximum front-end sales charge.
2Includes the maximum front-end sales charge and the contingent deferred sales charge in connection with redemption within 18 months. *Discovery commenced operations on December 31, 1992. The restated cumulative total returns for the three year period ended June 30, 1996, are 69.43% for Class I and 75.54% for Class II. **European commenced operations on July 3, 1996.

YIELD

CURRENT YIELD. Current yield of each class shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share of each class earned during a 30-day base period by the applicable maximum Offering Price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period.

These figures will be obtained using the following SEC formula:

                                                 6
                           Yield = 2 [( a-b + 1 ) - 1]
                                       ----
                                        cd

where:

a  =  dividends and interest earned during the period

b  =  expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d  =  the maximum Offering Price per share on the last day of the period

CURRENT DISTRIBUTION RATE

Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to shareholders of a class. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum Offering Price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains and is calculated over a different period of time.

VOLATILITY

Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS


The Fund may also quote the performance of shares without a sales charge. Sales literature and advertising may quote a current distribution rate, yield, cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of Net Asset Value for the public Offering Price.


Sales literature referring to the use of the Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of both the Franklin Group of Funds and Templeton Group of Funds.

COMPARISONS

To help you better evaluate how an investment in the Fund may satisfy your investment objective, advertisements and other materials about the Fund may discuss certain measures of each class' performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.


c) The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.


d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.


e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.


f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.


g) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.


h) Financial publications: The Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune, and Money magazines - provide performance statistics over specified time periods.

i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

j) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

k) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

l) Historical data supplied by the research departments of First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

m) Standard & Poor's 100 Stock Index - an unmanaged index based on the prices of 100 blue-chip stocks, including 92 industrials, one utility, two transportation companies, and 5 financial institutions. The S&P 100 Stock Index is a smaller, more flexible index for options trading.

n) Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk adjusted performance of a fund over specified time periods relative to other funds within its category.

o) Salomon Brothers Broad Bond Index or its component indices - measures yield, price, and total return for Treasury, agency, corporate and mortgage bonds.

p) Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.




r) Salomon Brothers Composite High Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index, and Long-Term Utility High-Yield Index.


From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare a class' performance to the return on CDs or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the Fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.


The Fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 49 years and now services more than 2.5 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. The Fund, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $171 billion in assets under management for more than 4.8 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 121 U.S. based open-end investment companies to the public. The Fund may identify itself by its NASDAQ symbol or CUSIP number.


The Dalbar Surveys, Inc. broker-dealer survey has ranked Franklin number one in service quality for five of the past eight years.

As of January 30, 1997, the principal shareholder of the Fund, beneficial or of record, was as follows:

Name and Address              Share Amount             Percentage

European - Class Z

Michael F. Price
51 John F. Kennedy Pkwy
Short Hills, NJ 07078o         13,923,586 shares        33.29%

From time to time, the number of Fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.


SUMMARY OF CODE OF ETHICS. Franklin Mutual and the Fund have adopted Codes of Ethics and related internal procedures (together referred to as the "Code of Ethics") which govern the personal investing practices of Franklin Mutual's employees. The Code of Ethics generally incorporates the recommendation of the Investment Company Institute contained in the Report of the Advisory Group on Personal Investing dated May 9, 1994. Specifically, employees of Franklin Mutual may buy and sell securities for themselves as long as their trades have been pre-cleared in accordance with the Code of Ethics. Transactions by Franklin Mutual's employees which comply with the substantive and procedural provisions of the Code of Ethics are permitted even if the security being purchased is one of limited availability (such as investments in private placements), and is one in which any particular series would be financially and legally able to invest.

USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended

BOARD - The Board of Directors of the Fund

CD - Certificate of deposit

CLASS I, CLASS II AND CLASS Z - Each series offers three classes of shares, designated "Class I," "Class II" and "Class Z." The three classes have proportionate interests in the respective series' portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans.

CODE - Internal Revenue Code of 1986, as amended

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter

FRANKLIN FUNDS - The mutual funds in the Franklin Group of Funds(R) except Franklin Valuemark Funds and the Franklin
Government Securities Trust

FRANKLIN MUTUAL - Franklin Mutual Advisers, Inc., the Fund's investment manager

FRANKLIN TEMPLETON FUNDS - The Franklin Funds and the Templeton Funds

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries


FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the Fund's administrator


INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

LETTER - Letter of Intent


NASD - National Association of Securities Dealers, Inc.


NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.


NYSE - New York Stock Exchange


OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 4.50% for Class I and 1% for Class II.


PROSPECTUS - The prospectus for the Fund dated November 1, 1996, as amended February 12, 1997, and as may be further amended from time to time


RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution which, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

TEMPLETON FUNDS - The U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

U.S. - United States


WE/OUR/US - Unless a different meaning is indicated by the context, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

FINANCIAL STATEMENTS

Except for the European Fund, the audited financial statements contained in the Annual Report to Shareholders of each series for the fiscal year ended December 31, 1995, including the auditors' report, and the unaudited financial statements contained in the Semi-Annual Report to Shareholders of each series for the period ended June 30, 1996, are incorporated herein by reference. The financial statements do not include information for Class I and Class II shares as these shares were not publicly offered prior to the date of the financial statements. The unaudited financial statements for the European Fund for the period ended December 31, 1996, are as follows:





                        FRANKLIN MUTUAL SERIES FUND INC.
                       STATEMENT OF ADDITIONAL INFORMATION
                                NOVEMBER 1, 1996
                          AS AMENDED FEBRUARY 12, 1997


         This Class Z Statement of Additional Information is not a prospectus and should be read in conjunction with the Class Z Prospectus of Franklin Mutual Series Fund Inc. (the "Fund") dated November 1, 1996, as amended February 12, 1997. Copies of the Prospectus and the most recent Annual Report of each series of the Fund can be obtained without charge by calling the Fund at 1-800-553-3014 or by writing to Franklin Mutual Series Fund Inc., 51 John F. Kennedy Parkway, Short Hills, NJ 07078, Attention: Shareholder Services.





                                TABLE OF CONTENTS

                                                                PAGE

Investment Objectives and Policies...........................   B-2
Restrictions and Limitations.................................   B-11
Management of the Fund.......................................   B-13
Investment Adviser...........................................   B-16
Redemption of Shares.........................................   B-17
Investment Advisory and Administration Agreements............   B-17
Portfolio Brokerage..........................................   B-18
Taxes........................................................   B-20
Calculation of Performance Data..............................   B-22
Custodian, Transfer Agent and Auditors.......................   B-22
Code of Ethics...............................................   B-23
Financial Information........................................   B-23

                       INVESTMENT OBJECTIVES AND POLICIES

         As described in the Prospectus, the general investment policy of the Fund for its series, Mutual Shares Fund ("Mutual Shares"), Mutual Qualified Fund ("Qualified"), Mutual Beacon Fund ("Beacon"), Mutual Discovery Fund ("Discovery") and Mutual European Fund ("European"), is to invest in securities if, in the opinion of Franklin Mutual Advisers, Inc., the series' investment adviser ("Franklin Mutual" or the "Adviser"), they are available at prices less than their intrinsic value, as determined by the Adviser after careful analysis and research, taking into account, among other factors, the relationship of book value to market value of the securities, cash flow, and multiples of earnings of comparable securities. The Fund reserves freedom of action for each series to invest in common stock, preferred stock, debt securities and other securities in such proportions as the management deems advisable, but, without committing any fixed portion of any series' assets, the management typically maintains a portion of the assets of each series invested in debt securities and preferred stocks (which may be convertible). In addition, the series may also invest in restricted debt and equity securities, in foreign securities, and in other investment company securities.

REPURCHASE AGREEMENTS AND LOANS OF SECURITIES


         Each series may invest in repurchase agreements with domestic banks or broker-dealers. Repurchase agreements are considered loans by the series collateralized by the underlying securities. As with loans of portfolio securities which the series may make, these transactions must be fully collateralized at all times. The Adviser will monitor the creditworthiness of the other party and will monitor the value of the collateral by marking to market daily in order to confirm that its value is at least 100% of the agreed upon sum to be paid to the series.


         Repurchase agreements and lending of portfolio securities involve some credit risk to the series. If the other party defaults on its obligations, the series could be delayed or prevented from receiving payment or recovering its collateral. Even if the series recovers the collateral in such a situation, the series may receive less than its purchase price upon resale.

GENERAL CHARACTERISTICS OF OPTIONS

         Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

         A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option, the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.

         An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC options"). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

         With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting option transactions.

         The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

         OTC options are purchased from or sold to securities dealers, financial institutions or other parties (each a "Counterparty," and collectively, "Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

         Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied.

         The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligations of which have received) a short-term credit rating of "A-l" from Standard & Poor's Corporation ("S&P") or "P-l" from Moody's Investor Services ("Moody's"), an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or which the Adviser determines is of comparable credit quality. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any,) are illiquid, and are subject to the Fund's limitations on investments in illiquid securities.

         If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

         The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

         The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

GENERAL CHARACTERISTICS OF FUTURES

         The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

         The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for a bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets ("initial margin") which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures positions just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

         The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

         The Fund may also purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS

         The Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value between those currencies and the U.S. dollar. Currency transactions include forward currency contracts, exchange-listed currency futures, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them.


         The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the Investment Company Act of 1940, as amended ("1940 Act"), and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of such Counterparties have received) a credit rating of A-l or P-l by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.


         The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

         The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or whose value is based upon such foreign currency or currently convertible into such currency other than with respect to proxy hedging as described below.

         The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Adviser considers the Austrian schilling to be linked to the German deutsche mark (the "D-mark"), the Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

RISKS OF CURRENCY TRANSACTIONS

         Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

COMBINED TRANSACTIONS

         The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and any combination of futures, options and currency transactions ("component transactions"), instead of a single Hedging Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

RISKS OF HEDGING TRANSACTIONS OUTSIDE THE UNITED STATES

         When conducted outside the United States, Hedging Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

         Many Hedging Transactions, in addition to other requirements, require that the Fund segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid high grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate liquid high grade assets equal to the exercise price.

         A currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of the currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade assets equal to the amount of the Fund's obligation. However, the segregation requirement does not apply to currency contracts which are entered in order to "lock in" the purchase or sale price of a trade in a security denominated in a foreign currency pending settlement within the time customary for such securities.

         OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC-issued and exchange-listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a noncash settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange-listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

         In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

         Hedging Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

DEPOSITARY RECEIPTS

         Each series of the Fund may invest in securities commonly known as American Depositary Receipts ("ADRs"), and in European Depositary Receipts ("EDRs") or other securities representing interests in securities of foreign issuers. ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. EDRs are receipts issued in Europe generally by a non-U.S. bank or trust company that evidence ownership of non-U.S. or domestic securities. Generally, ADRs are in registered form and EDRs are in bearer form. There are no fees imposed on the purchase or sale of ADRs or EDRs although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs and EDRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying non-U.S. securities, since: (i) ADRs are U.S. dollar denominated investments which are easily transferable and for which market quotations are readily available and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. EDRs are not necessarily denominated in the currency of the underlying security.

MEDIUM AND LOWER RATED CORPORATE DEBT SECURITIES

         Each series may invest in securities that are rated in the medium to lowest rating categories by S&P and Moody's, some of which may be so-called "junk bonds." The series have historically invested in securities of distressed issuers when the intrinsic values of such securities have, in the opinion of the Adviser, warranted such investment. Corporate debt securities rated Baa are regarded by Moody's as being neither highly protected nor poorly secured. Interest payments and principal security appears adequate to Moody's for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities are regarded by Moody's as lacking outstanding investment characteristics and having speculative characteristics. Corporate debt securities rated BBB are regarded by S&P as having adequate capacity to pay interest and repay principal. Such securities are regarded by S&P as normally exhibiting adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this rating category than in higher rated categories.

         Corporate debt securities which are rated B are regarded by Moody's as generally lacking characteristics of the desirable investment. In Moody's view, assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Corporate debt securities rated BB, B, CCC, CC and C are regarded by S&P on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. In S&P's view, although such securities likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. BB and B are regarded by S&P as indicating the two lowest degrees of speculation in this group of ratings. Securities rated D by S&P or C by Moody's are in default and are not currently performing. The Fund will rely on the Adviser's judgment, analysis and experience in evaluating such debt securities. In this evaluation, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters as well as the price of the security. The Adviser may also consider, although it does not rely primarily on, the credit ratings of Moody's and S&P in evaluating lower rated corporate debt securities. Such ratings evaluate only the safety of principal and interest payments, not market value risk. Additionally, because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the Adviser monitors the issuers of corporate debt securities held in the Fund's portfolio. The credit rating assigned to a security is a factor considered by the Adviser in selecting a security for a series, but the intrinsic value in light of market conditions and the Adviser's analysis of the fundamental values underlying the issuer are of at least equal significance. Because of the nature of medium and lower rated corporate debt securities, achievement by each series of its investment objective when investing in such securities is dependent on the credit analysis of the Adviser. If the series purchased primarily higher rated debt securities, such risks would be substantially reduced.

         A general economic downturn or a significant increase in interest rates could severely disrupt the market for medium and lower grade corporate debt securities and adversely affect the market value of such securities. Securities in default are relatively unaffected by such events or by changes in prevailing interest rates. In addition, in such circumstances, the ability of issuers of medium and lower grade corporate debt securities to repay principal and to pay interest, to meet projected business goals and to obtain additional financing may be adversely affected. Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the corporate debt securities in the Fund's portfolio. The secondary market prices of medium and lower grade corporate debt securities are less sensitive to changes in interest rates than are higher rated debt securities, but are more sensitive to adverse economic changes or individual corporate developments. Adverse publicity and investor perceptions, whether or not based on rational analysis, may also affect the value and liquidity of medium and lower grade corporate debt securities, although such factors also present investment opportunities when prices fall below intrinsic values. Yields on debt securities in a series' portfolio that are interest rate sensitive can be expected to fluctuate over time. In addition, periods of economic uncertainty and changes in interest rates can be expected to result in increased volatility of market price of any medium to lower grade corporate debt securities in the series' portfolios and thus could have an effect on the net asset value of the series if other types of securities did not show offsetting changes in values. The secondary market value of corporate debt securities structured as zero coupon securities or payment in kind securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash. Because such securities do not pay current interest, but rather, income is accreted, to the extent that a series does not have available cash to meet distribution requirements with respect to such income, it could be required to dispose of portfolio securities that it otherwise would not. Such disposition could be at a disadvantageous price. Failure to satisfy distribution requirements could result in the series failing to qualify as a pass- through entity under the Internal Revenue Code. Investment in such securities also involves certain other tax considerations.

         The Adviser values the series' investments pursuant to guidelines adopted and periodically reviewed by the Board of Directors of the Fund (the "Board"). See "Determination of Net Asset Value" in the Prospectus. To the extent that there is no established retail market for some of the medium or low grade corporate debt securities in which the series may invest, there may be thin or no trading in such securities and the ability of the Adviser to accurately value such securities may be adversely affected. Further, it may be more difficult for a series to sell such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market did exist. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. During periods of reduced market liquidity and in the absence of readily available market quotations for medium and lower grade corporate debt securities held in the Fund's portfolio, the responsibility of the Adviser to value the Fund's securities becomes more difficult and the Adviser's judgment may play a greater role in the valuation of the Fund's securities due to a reduced availability of reliable objective data. To the extent that the Fund purchases illiquid corporate debt securities or securities which are restricted as to resale, the Fund may incur additional risks and costs. Illiquid and restricted securities may be particularly difficult to value and their disposition may require greater effort and expense than more liquid securities. Further, a series may be required to incur costs in connection with the registration of restricted securities in order to dispose of such securities, although under Rule 144A under the Securities Act of 1933 certain securities may be determined to be liquid pursuant to procedures adopted by the Board under applicable guidelines.

SHORT SALES

         Each series may make short sales of securities. A short sale is a transaction in which the series sells a security it does not own in anticipation that the market price of that security will decline. Each series expects to make short sales as a form of hedging to offset potential declines in long positions in similar securities, in order to maintain portfolio flexibility and for profit.

         When a series makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The series may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

         The series' obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other high grade liquid securities similar to those borrowed. The series will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short.

         If the price of the security sold short increases between the time of the short sale and the time the series replaces the borrowed security, the series will incur a loss; conversely, if the price declines, the series will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the series' gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

         The series will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 5% of the value of its total assets or the series' aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The series may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the series owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

                          RESTRICTIONS AND LIMITATIONS

MUTUAL SHARES, QUALIFIED, BEACON, DISCOVERY AND EUROPEAN FUNDAMENTAL POLICIES

         Each of Mutual Shares, Qualified, Beacon, Discovery and European has adopted the following fundamental investment restrictions which may not be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of such series, which means the lesser of (1) the holders of more than 50% of the outstanding shares of voting stock of such securities or (2) 67% of the shares if more than 50% of the shares are present at a meeting of shareholders in person or by proxy. Unless otherwise noted, all percentage restrictions are as of the time of investment after giving effect to the transaction. Pursuant to such restrictions each series may not:

         1. Purchase or sell commodities, commodity contracts (except in conformity with regulations of the Commodities Futures Trading Commission such that the series would not be considered a commodity pool), or oil and gas interests or real estate. Securities or other instruments backed by commodities are not considered commodities or commodity contracts for purposes of this restriction. Debt or equity securities issued by companies engaged in the oil, gas, or real estate businesses are not considered oil or gas interests or real estate for purposes of this restriction. First mortgage loans and other direct obligations secured by real estate are not considered real estate for purposes of this restriction.

         2. Make loans, except to the extent the purchase of debt obligations of any type are considered loans and except that the series may lend portfolio securities to qualified institutional investors in compliance with requirements established from time to time by the Securities and Exchange Commission and the securities exchanges on which such securities are traded.

         3. Issue securities senior to its stock or borrow money or utilize leverage in excess of the maximum permitted by the Investment Company Act of 1940 which is currently 33 1/3% of total assets (plus 5% for emergency or other short-term purposes) from banks on a temporary basis from time to time to provide greater liquidity for redemptions or for special circumstances.

         4. Invest more than 25% of the value of its assets in a particular industry (except that U.S. government securities are not considered an industry).

         5. Act as an underwriter except to the extent the series may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

         6. Purchase the securities of any one issuer, other than the U.S. government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, or such series would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of such series' total assets may be invested without regard to such 5% and 10% limitations.

         7. Except as may be described in the prospectus, engage in short sales, purchase securities on margin or maintain a net short position.


         If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.


NON FUNDAMENTAL POLICIES, ALL SERIES

     As a matter of policy that is not fundamental, the Fund has determined that no series will invest more than 5% of its assets in warrants, and that no more than 2% of such assets may be invested in warrants which are not listed on the New York or American Stock Exchanges. Also, as a matter of policy, the series will not purchase securities for purposes of short term trading and will not invest more than 5% of their assets in securities of issuers (together with any predecessors) in existence for less than three years, provided that the aggregate percentage of assets invested in such issuers, combined with illiquid investments, does not exceed 15%. The series will not purchase the securities of any issuer of which any officer or director of the Fund owns more than 1/2 of 1% of the outstanding securities or in which the officers and directors in the aggregate own more than 5%. The series do not borrow for leveraging purposes.

         The Fund has registered some or all of the shares intended to be sold pursuant to the Class Z Prospectus and this Statement of Additional Information under the securities laws of all states. Some states, as conditions of registration, among other things, require that the Fund limit its investments in or abstain from investing in certain kinds or classes of securities.

         In order to permit the sale of shares in certain states, the Fund may make commitments more restrictive than the operating restrictions described above. Should the Fund determine that any such commitment is no longer in the best interests of a particular series and its shareholders, the Fund will revoke the commitment by terminating sales of such series' shares in the state involved.

                             MANAGEMENT OF THE FUND


         The executive officers and directors of the Fund, their positions with the Fund and their principal occupations during the past five years are shown below. Members of the Board who are considered "interested persons" of the Fund under the 1940 Act are indicated by an asterisk (*).

                            POSITION(S) HELD      PRINCIPAL OCCUPATION(S)
NAME, AGE AND ADDRESS       WITH REGISTRANT       DURING PAST 5 YEARS
-------------------------------------------------------------------------------
Edward I. Altman, Ph.D.    (55)
New York University
44 West 4th Street
New York, NY 10012


Director

Max L. Heine Professor of Financing and Vice Director of NYU Salomon Center, Stern School of Business, New York University. Editor and author of numerous financial publications; financial consultant.

Ann Torre Grant   (38)
8065 Leesburg Pike
Suite 400
Vienna, VA 22182

Director

Executive Vice President and Chief Financial Officer, NHP Incorporated (owner and manager of multifamily housing); prior to March 1995, she was Vice President and Treasurer, U.S. Air, Inc.


Andrew H. Hines, Jr.       (74)
150 2nd Avenue N.
St. Petersburg, FL 33701


Director

Consultant for the Triangle Consulting Group; Chairman of the Board and Chief Executive Officer of Florida Progress Corporation (1982-February, 1990) and Chairman and Director of Precise Power Corporation; Executive-in-Residence of Eckerd College (1991-present); and a Director of Checkers Drive-In Restaurants, Inc.

Peter A. Langerman*        (41)
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078


Director and
Executive
Vice President

Financial Analyst with Franklin Mutual; held the same position with Heine Securities Corporation, 6/86 to 10/96; Director of Sunbeam Oster since 1990, Lancer Industries since 1994; Manager (Director) of MB Motori, L.L.C. since 1994 and MWCR, L.L.C. since 1995.


William J. Lippman*        (71)
One Parker Plaza
Fort Lee, NJ 07024

Director


Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., Franklin Templeton Distributors, Inc. and Franklin Management, Inc.; President and Director Franklin Advisory Services, Inc.; and officer and/or director or trustee of seven of the investment companies in the Franklin Group of Funds.


Bruce A. MacPherson        (66)
1 Pequot Way
Canton, MA 02021

Director

President of A.A. MacPherson, Inc. Boston, MA (representative for electrical manufacturers).

Fred R. Millsaps           (67)
2665 NE 37th Drive
Fort Lauderdale, FL 33394

Director

Manager of Personal Investments (1978-present); Chairman and Chief Executive Officer of Landmark Banking Corporation (1969-1978); Financial Vice President of Florida Power and Light (1965-1969); Vice President of The Federal Reserve Bank of Atlanta (1958-1965); and a director of various other business and nonprofit organizations.

Michael F. Price*           (45)
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078

Chairman of the Board
 and President

President, Chief Executive Officer, and director of Franklin Mutual; held the same positions with Heine Securities Corporation, 1/87 to 10/96; Principal Executive Officer and majority owner of Compliance Solutions, Inc. ("Compliance Solutions") (a developer of compliance monitoring software for money managers); director and owner of Clearwater Securities, Inc. ("Clearwater") (a registered securities dealer).

Leonard Rubin     (71)
Yacht and Racquet Club
2727 North Ocean Boulevard A1A Apt. 508A
Boca Raton, FL 33431

Director

President, F.N.C. Textiles, Inc.; Vice President, Trimtex Co. Inc.; and trustee of four of the investment companies in the Franklin Group of Funds.

Barry F. Schwartz          (47)
35 East 62nd Street
New York, NY 10021

Director

Executive Vice President and General Counsel, MacAndrews & Forbes Holdings, Inc. (a diversified holding company).

Vaughn R. Sturtevant, M.D.  (73)
6 Noyes Avenue
Waterville, ME 04901

Director

Practicing physician.

Robert E. Wade              (50)
225 Hardwick Street
Belvidere, NJ 07823

Director

Practicing attorney.

Jeffrey A. Altman          (30)
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078

Vice President

Analyst and trader with Franklin Mutual; was employed by Heine Securities Corporation, 8/88 to 10/96; Manager (Director) MB Metropolis, L.L.C. since 1994. Since 1995 Manager (Director) of MB Motori, L.L.C., MWCR, L.L.C. and S.H. Mortgage Acquisition L.L.C. Trustee of Resurgence Properties Inc. and Chairman of the Board of Trustees, Value Property Trust.


James R. Baio              (42)
500 East Broward Blvd.
Fort Lauderdale, Florida

Treasurer

Certified public accountant; treasurer of the Templeton Funds; senior vice president of Templeton Worldwide, Inc., Templeton Global Investors, Inc., and Templeton Funds Trust Company.


Elizabeth N. Cohernour     (46)
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078

General Counsel
 and Secretary

Vice President and Assistant Secretary of Franklin Mutual; formerly Secretary and General Counsel of Heine Securities Corporation, 5/88 to 10/96; Secretary and General Counsel of Compliance Solutions and Clearwater.

Robert L. Friedman         (37)
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078

Vice President

Research analyst with Franklin Mutual; was employed by Heine Securities Corporation, 8/88 to 10/96.

Raymond Garea              (47)
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078

Vice President

Research analyst with Franklin Mutual; was employed by Heine Securities Corporation, 3/91 to 10/96. Prior thereto he was a Vice President and analyst with Donaldson, Lufkin & Jenrette. Manager (Director) MB Metropolis, L.L.C. and S.H. Mortgage Acquisition L.L.C.

Lawrence N. Sondike        (39)
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078

Vice President

Research Analyst with Franklin Mutual; was employed by Heine Securities Corporation 3/84 to 10/96.

     The Fund's independent Board members have standing audit, pension, nominating and director's compensation and performance committees. The audit committee is composed of Ms. Grant and Messrs. Altman and Wade. The pension committee is composed of Messrs. Altman, Schwartz and Sturtevant. The nominating committee is responsible for nominating candidates for independent Board member positions and is composed of Messrs. MacPherson and Schwartz. The Board members' compensation and performance committee is composed of Ms. Grant and Messrs. Wade and Sturtevant.


As of January 30, 1997, the officers and Board members, as a group, owned of record and beneficially the following shares of the Fund: 68,536 shares of Mutual Shares - Class Z; 51,529 shares of Qualified - Class Z; 225,070 shares of Beacon - Class Z; 390,105 shares of Discovery - Class Z, or less than 1% of the total outstanding Class Z shares of that series. As of January 30, 1997, the officers and board members, as a group, owned of record and beneficially 14,130,248 shares of European - Class Z, which is 34% of the total outstanding shares Class Z shares of that series. Some of the Board members also own shares in other funds in the Franklin Templeton Group of Funds.

As of January 30, 1997, the principal shareholder of the Fund, beneficial or of record, was as follows:

Name and Address              Share Amount             Percentage

European - Class Z

Michael F. Price
51 John F. Kennedy Pkwy
Short Hills, NJ 07078o         13,923,586 shares        33.29%

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.


REMUNERATION OF OFFICERS AND DIRECTORS

         During the fiscal year ended December 31, 1995, the Fund paid its officers and directors as a group, including reimbursement to the investment adviser for the expenses of personnel who spend a substantial portion of their time on Fund operations, aggregate compensation of $839,366. Nonaffiliated Board members are currently paid $15,000 per year plus $750 per meeting attended. Board members are paid $500 plus out-of-pocket expenses for each Committee meeting attended. In 1993, the Board members approved a retirement plan which generally provides payments to directors who have served 10 years and retire at age 70. At the time of retirement, Board members are entitled to annual payments equal to one-half of the retainer in effect as of the time of retirement. As shown above, some of the nonaffiliated Board members also serve as directors, trustees or managing general partners of investment companies in the Franklin Templeton Group of Funds (all U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds). They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members by the Fund and by other funds in the Franklin Templeton Group of Funds.



                                                                           TOTAL FEE        NUMBER OF
                                                                         RECEIVED FROM    BOARDS IN THE
                                   TOTAL FEES     PENSION     ANNUAL     THE FRANKLIN   FRANKLIN TEMPLETON
                                  RECEIVED FROM RETIREMENT   BENEFITS      TEMPLETON     GROUP OF FUNDS ON
NAME                                THE FUND+     ACCRUED   RETIREMENT GROUP OF FUNDS++ WHICH EACH SERVES**
-----------------------------------------------------------------------------------------------------------
Edward I. Altman                     $20,750         0        $7,500              0               1
Ann Torre Grant*                     $20,750         0        $7,500              0               1
Bruce A. MacPherson                  $18,750         0        $7,500              0               1
Barry F. Schwartz*                   $18,750         0        $7,500              0               1
Vaughn R. Sturtevant, M.D.           $18,750         0        $7,500              0               1
Robert E. Wade*                      $25,750         0        $7,500              0               1
Andrew H. Hines, Jr.                       0         0             0       $106,325              25
Fred R. Millsaps                           0         0             0       $104,325              25
LEONARD RUBIN                              0         0             0       $ 15,600               4
-------------

+For fiscal year ended December 31, 1995.


++For the calendar year ended December 31, 1995.


*Not vested in retirement plan.

**We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 61 registered investment companies, with approximately 171 U.S. based funds or series.

         Nonaffiliated members of the Board are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Franklin Resources, Inc. ("Resources"), may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries. Certain officers and Board members of the Fund are also officers of Compliance Solutions. The Fund is not charged for the use of software designed by Compliance Solutions.

                               INVESTMENT ADVISER

         INVESTMENT MANAGER AND SERVICES PROVIDED. Franklin Mutual, 51 John F. Kennedy Parkway, Short Hills, New Jersey 07078, serves as the Fund's investment manager. Franklin Mutual, registered with the SEC as an investment advisor in October 1996, is a wholly owned subsidiary of Resources, a publicly-owned holding company whose principal shareholders are Charles B. Johnson and Rupert
H. Johnson, Jr. On October 31, 1996, pursuant to an agreement between Resources and Heine Securities, Inc., ("Heine"), the assets of Heine were transferred to Franklin Mutual (the "Transaction") and the Fund's name was changed from Mutual Series Fund Inc. to Franklin Mutual Series Fund Inc.


         The Adviser provides investment research and portfolio management services, including the selection of securities for the Fund to buy, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. The Adviser's activities are subject to the review and supervision of the Board to whom the Adviser renders periodic reports of the Fund's investment activities. The Adviser is covered by fidelity insurance on its officers, directors and employees for the protection of the Fund.

         The Adviser and its affiliates act as investment manager to numerous other investment companies and accounts. They may give advice and take action with respect to any of the other funds they manage, or for their own account, that may differ from action taken by them on behalf of the Fund. Similarly, with respect to the Fund, they are not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that they and access persons, as defined by the 1940 Act, may buy or sell for their own account or for the accounts of any other fund. They are not obligated to refrain from investing in securities held by the Fund or other funds that they manage or administer. Of course, any transactions for their accounts and other access persons will be made in compliance with the Fund's Code of Ethics.


                              REDEMPTION OF SHARES

         The Fund reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption for any period during which the New York Stock Exchange is closed (other than weekend and holiday closings) or trading on the New York Stock Exchange is restricted or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or evaluation of the Fund's portfolio securities is not reasonably practicable, or for such other periods as the SEC by order permits.

         REDEMPTIONS IN KIND. The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash.

         Net asset value per share will not be calculated on days the New York Stock Exchange is not open, currently including the holidays of New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

         MANAGEMENT FEES. The Adviser serves as investment adviser to each of the series pursuant to separate investment advisory agreements. Under the agreements, Mutual Shares, Qualified, Beacon, Discovery and European each pay the Adviser a management fee equal to an annual rate of 0.60%, 0.60%, 0.60%, 0.80%, and 0.80%, respectively. The fee is computed at the close of business on the last business day of each month. Each class pays its proportionate share of the management fee.


         MANAGEMENT AGREEMENT. The management agreement is in effect until June 30, 1998. It may continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the management agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

         ADMINISTRATIVE SERVICES. FT Services provides certain administrative services and facilities for the Fund. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.


         PRIOR SERVICES. Before November 1, 1996, Heine served as the investment manager under separate investment management agreements substantially the same in terms as the agreements currently in effect with Franklin Mutual. During the fiscal year ended December 31, 1995, an aggregate of $1,392,294 of administrative expenses was incurred by Mutual Shares, $720,315 by Qualified, $886,843 by Beacon and $412,166 by Discovery. Heine's net fee for the fiscal years ended December 31, 1995, 1994 and 1993, was $27,500,952, $21,795,512 and
$19,507,048, respectively for Mutual Shares; $14,607,723, $9,766,052 and
$8,434,525, respectively for Qualified; $17,720,127, $9,511,199 and $4,848,218,
respectively for Beacon; $7,930,967, $5,737,128 and $2,294,912, respectively for Discovery.

                               PORTFOLIO BROKERAGE

         PLACEMENT OF PORTFOLIO BROKERAGE. As a general matter, purchases and sales of portfolio securities of the Fund are placed by the Adviser with brokers and dealers who in its opinion will provide the Fund with the best combination of price (inclusive of brokerage commissions) and execution for its orders. However, pursuant to the Fund's management agreement, consideration may be given in the selection of broker-dealers for research provided and payment may be made of a commission higher than that charged by another broker-dealer which does not furnish research services or which furnishes research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act") are met. Section 28(e) of the 1934 Act was adopted in 1975 and specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest available under certain circumstances. To obtain the benefit of Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided...viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion."

         Currently, it is not possible to determine the extent to which commissions that reflect an element of value for research services might exceed commissions that would be payable for execution services alone, nor generally can the value of research services to the Fund be measured, except to the extent such services have a readily ascertainable market value. Research services furnished might be useful and of value to the Adviser in serving other clients as well as the Fund, but on the other hand any research service obtained by the Adviser from the placement of portfolio brokerage of other clients might be useful and of value to the Adviser in carrying out its obligation to the Fund.

         "SOFT DOLLAR" ARRANGEMENTS. The Fund receives research services from persons who act as brokers or dealers for the Fund. The discussion below relates in general to these brokers or dealers who pursuant to various arrangements pay for certain computer hardware and software and other research and brokerage services to the Adviser and/or the Fund for transactions effected by it for the Fund. Commission "soft dollars" may be used only for "brokerage and research services" provided by brokers to whom commissions are paid and under no circumstances will cash payments be made by any such broker to the Adviser. To the extent that commission "soft dollars" do not result in the provision of any "brokerage and research services" by brokers to whom such commissions are paid, the commissions, nevertheless, are the property of such broker. Although, potentially, the Adviser could be influenced to place Fund brokerage transactions with a broker in order to generate "soft dollars" for the Adviser's benefit, the Adviser believes that the requirement that it achieve best execution on Fund portfolio transactions, and the Fund's negotiated commission structure with brokers, mitigate these concerns as the cost of transactions effected through brokers, before consideration of any "soft dollar" benefits that may be received, generally will be comparable to that available elsewhere. During fiscal 1995, 1994 and 1993, the Fund paid brokerage commissions of $3,355,180, $2,267,683 and $1,640,278, respectively, to brokers who provided research services. This amount represented 14.90%, 19.45% and 17.75%, respectively, of total commissions paid for the periods.

         As stated in the Prospectus, the Fund generally executes purchases and sales of non-U.S. securities through market makers acting as principals or through brokers on the exchanges or in markets in which they are principally traded. Over-the-counter purchases and sales are normally made with principal market makers except where, in the opinion of the Adviser, the best executions are available elsewhere.

         The Fund from time to time allocates brokerage commissions to firms which furnish research and statistical information to the Adviser. The supplementary research supplied by such firms is useful in varying degrees and is of indeterminable value. Such research may, among other things, include advice regarding economic factors and trends, advice as to occasional transactions in specific securities, and similar information relating to securities.


         If the Fund's officers are satisfied that the best execution is obtained, consistent with internal policies, the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.


         A portion of the Fund's brokerage commissions are paid with respect to agency over-the-counter securities transactions. The Fund effects over-the-counter securities transactions on either a principal or agency basis.

         Transactions effected on a principal basis generally include a mark-up but no commission. In fiscal 1995 total brokerage commissions of $8,028,205, $5,182,736, $6,269,829 and $3,040,751 were paid by Mutual Shares, Qualified, Beacon and Discovery, respectively.

         Clearwater, an indirect affiliate of the Adviser, is a registered securities dealer and a member of the National Association of Securities Dealers ("NASD"). Transactions in some Fund portfolio securities (particularly transactions involving floor brokers) were effected through Clearwater prior to the Transaction. During 1995, Mutual Shares paid brokerage commissions to Clearwater Securities of $1,192,230; Qualified paid $640,588; Beacon paid $764,323 and Discovery paid $217,609. The transactions constituted for Mutual Shares 13.2%; Qualified 14.1%; Beacon 14.5% and Discovery 7.7% of the aggregate dollar amount of brokerage transactions effected during 1995. These commissions constituted for Mutual Shares 14.9%, for Qualified 12.4%, for Beacon 12.2% and for Discovery 7.2% of the total commissions paid in 1995.

                                      TAXES

         The Fund intends that each of its series will meet the requirements for qualification as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). Because each series intends to qualify and to distribute all of its net investment income and capital gain to shareholders, it is expected that each series will not be required to pay Federal income taxes.

         A series normally will distribute substantially all of its net investment income and net realized capital gain, if any, to shareholders in the form of dividends to be paid from time to time as determined by the Board. Such dividends are taxable whether paid in cash or additional shares of such series. The Board presently intends to declare such dividends and distributions from earnings semi-annually.

         In the event that total distributions (including distributed or designated net capital gain) for a taxable year exceed its investment company taxable income and net capital gain, a portion of each distribution generally will be treated as a return of capital. Distributions treated as a return of capital reduce a shareholder's basis in its shares and could result in a capital gain tax either when a distribution is in excess of basis or, more likely, when a shareholder redeems its shares.

         Shareholders of a series will be notified annually by the Fund as to the Federal tax treatment of dividends and distributions paid during the calendar year. Dividends and distributions may also be subject to state and local taxes. State and local tax treatment may vary according to applicable laws. Shareholders can elect to receive distributions in cash or in additional shares of such series. The price of the additional shares is determined as of the date for the dividend payment. (See "Shareholder Services -- Reinvestment of Distributions," in the Prospectus.)

         To maintain qualification as a RIC under the Code, each series of the Fund must limit gains from the sale or other disposition of its portfolio securities (including options, futures and forward contracts) held for less than three months to less than 30% of its annual gross income. Generally, gains on foreign currencies (and gains on options, futures, or forward contracts with respect to foreign currencies) are not subject to this 30% short- short rule if directly related to regular investments by a series in equity or debt securities.

         Each series intends to declare and pay dividends and capital gain distributions so as to avoid imposition of a 4% federal excise tax. To do so, each series expects to distribute during the calendar year an amount at least equal to (i) 98% of its calendar year net investment income, (ii) 98% of its realized capital gain (the excess of short and long-term capital gain over short and long-term capital loss) for each one-year period ending October 31, and
(iii) 100% of any undistributed net investment income or realized capital gain from the prior calendar year which has not been distributed by such series. Dividends declared in October, November, or December and made payable to shareholders of record in such a month would be deemed paid by the Series and taxable to its shareholders on December 31 of such year provided that such dividends are actually paid during January of the following year. A series may make a deemed distribution with respect to its net capital gain by paying the tax with respect to the net capital gain and then designating, but not distributing, all or a portion of such gain as a capital gain dividend. Such series' shareholders will treat such designated amounts as a capital gain on their income tax returns, but they will receive a credit or refund equal to federal income taxes paid by such series with respect to such capital gain. In addition, shareholders will increase their basis in the series' shares by 65% of the amount subject to tax. If a capital gain dividend is paid with respect to any shares of a series which are sold at a loss after being held for less than six months, any loss realized upon the sale of such shares will be treated as a long-term capital loss to the extent of such capital gain dividend. There are special rules for determining holding periods for the purpose of the preceding sentence.

         Dividends distributed by a series will only be eligible for the dividends-received deduction available to corporate shareholders to the extent of the portion of a series' gross income which consists of dividends received on equity securities issued by domestic corporations with respect to which such series meets the same holding period, risk of loss, and borrowing limitations applicable to the series' shareholders. Section 246 of the Code permits the dividends-received deduction to corporate shareholders only if the shares with respect to which the dividends were paid have been held for more than 45 days. If the holding period is not satisfied, the dividends-received deduction is disallowed, regardless of whether the shares with respect to which the dividends were paid have been sold or otherwise disposed of. The holding period requirements are separately applicable to each block of shares acquired, including each block of shares received in payment of the Fund's dividends. For purposes of determining whether this holding period requirement has been met, the day of acquisition and any day after the first 45 days after the date on which such shares become ex-dividend must be disregarded. In addition, the holding period is suspended during periods in which the stock is subject to diminished risk of loss including, for example, because the holder has acquired a put option or sold a call option (other than certain covered call options where the exercise price is not substantially below the selling price) or otherwise hedged his position.

         The dividends-received deduction will also be reduced, for shareholders who incur indebtedness in order to purchase shares of a series of the Fund, by the percentage of the cost of such series' shares that is debt-financed. Generally, this limitation applies only if the debt is directly attributable to the purchase of shares. Whether debt is directly attributable to the purchase of shares depends on the particular facts and circumstances of each situation and accordingly shareholders are urged to consult their tax advisors.

         Under section 1059 of the Code, a corporation which receives an "extraordinary dividend" and disposes of the stock with respect to which such dividend was paid, provided generally that such stock has not been held for at least two years prior to the date of declaration, announcement or agreement about the extraordinary dividend, is required to reduce its basis in such stock (but not below zero) by the amount of the dividend which was not taxed because of the dividends-received deduction with such basis reduction generally being treated as having occurred immediately before the sale or disposition of such stock. To the extent such untaxed amount exceeds the shareholder's basis, such excess will be taxed as gain upon a sale or disposition of such stock. An extraordinary dividend generally is any dividend that equals or exceeds 10% of the shareholder's basis in the stock (5% in the case of preferred stock). For this purpose, generally, all dividends within any 85-day period, and if such dividends total more than 20% of the shareholder's basis in its stock, all dividends within one year, must be aggregated for purposes of determining whether such dividends constitute extraordinary dividends. The shareholder may elect to determine the status of extraordinary dividends by reference to the fair market value of the stock as of the date before the ex-dividend date, rather than by reference to the adjusted basis of such stock (provided the shareholder establishes the fair market value to the satisfaction of the Commissioner of the IRS). In determining whether the above-mentioned two-year holding period has been met, the same rules apply as are applicable to the 45-day holding period requirement for the dividends received deduction.

         Corporations should note that 75% of the untaxed portion of the Fund's dividends could be taken into account for purposes of the alternative minimum tax imposed on corporations.

         A series may in the future engage in various defensive hedging transactions. Under various Code provisions such transactions might change the character of recognized gains and losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses or deductions.

         If more than 50% of the assets of a series of the Fund at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect to treat any foreign income taxes, such as withholding taxes on interest or dividends, that are paid by the Fund with respect to the series, as paid by the shareholders of such series. If the Fund makes this election with respect to a series, the series' shareholders will be entitled to credit their pro rata share of the foreign taxes paid by the series against their United States federal income tax liability, or to deduct such amounts from their United States taxable income. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. In addition, certain individual shareholders may be subject to rules that limit or reduce their ability to deduct fully their pro rata share of foreign taxes paid by the Fund. Since the Fund anticipates that more than 50% of the value of the total assets of European will consist of non-U.S. equity and debt securities, European shareholders are expected to be eligible for a pass through of the foreign taxes paid by the Fund. Shareholders of Mutual Shares, Qualified, Beacon and Discovery are not expected to be eligible for a pass through of the foreign taxes paid by the Fund.

         Treasury regulations provide that the dividends-paid deduction attributable to an in-kind distribution of property is equal to the adjusted basis of such property.

                         CALCULATION OF PERFORMANCE DATA

         The Fund's average annual total return is computed according to the following formula:

                                        n
                                  P(1+T)  = ERV

            Where:     P  = a hypothetical initial payment of $1,000

                       T  = average annual total return

                       n  = number of years

                     ERV  = ending redeemable value of a hypothetical $1,000
                            payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods.

         In making the computation described above, the Fund will assume that all dividends and distributions by the Fund are reinvested at the Fund's net asset value per share on the reinvestment date. The computation will also reflect any charges made to all shareholder accounts, if any, during the computation period.

                     CUSTODIAN, TRANSFER AGENT AND AUDITORS

         State Street Bank and Trust Company, Atlantic Division, 225 Franklin Street, Boston, MA 02110, is the principal custodian for the assets of all the series of the Fund. Franklin Templeton Investors Services, Inc. ("Investor Services"), 777 Mariners Island Blvd., San Mateo, CA 94404, is the transfer agent for all of the series of the Fund, and PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809-3710, provides similar services regarding Class Z shares through a subcontract with Investors Services. Ernst & Young LLP, Boston, MA, are the Fund's independent auditors.

                            SUMMARY OF CODE OF ETHICS

         The Adviser and the Fund have adopted Codes of Ethics and related internal procedures (together referred to as the "Code of Ethics") which govern the personal investing practices of the Adviser's employees. The Code of Ethics generally incorporates the recommendation of the Investment Company Institute contained in the Report of the Advisory Group on Personal Investing dated May 9, 1994. Specifically, employees of the Adviser may buy and sell securities for themselves as long as their trades have been pre-cleared in accordance with the Code of Ethics. Transactions by the Adviser's employees which comply with the substantive and procedural provisions of the Code of Ethics are permitted even if the security being purchased is one of limited availability (such as investments in private placements), and is one in which any particular series would be financially and legally able to invest.

                              FINANCIAL INFORMATION


         The audited financial statements contained in the Annual Report to Shareholders of Mutual Shares, Qualified, Beacon and Discovery for the fiscal year ended December 31, 1995, including the auditors' report, and the unaudited financial statements contained in the Semi-Annual Report to Shareholders of Mutual Shares, Qualified, Beacon and Discovery for the period ended June 30, 1996, are incorporated herein by reference. The unaudited financial statements for European for the period ended December 31, 1996, are as follows:






                              MUTUAL EUROPEAN FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                          DECEMBER 31, 1996 (UNAUDITED)

                                     ASSETS


Investments in Securities, at Value (cost $430,352,372)                               $  458,823,937
Cash                                                                                         530,404
Receivables:
     Investment Securities Sold                                                            6,800,225
     Capital Stock Subscribed                                                              1,888,609
     Dividends                                                                               236,292
     Interest                                                                                118,184
     Fee Reimbursement                                                                        50,394
                                                                                       --------------
          TOTAL ASSETS                                                                   468,448,045
                                                                                       --------------
                                  LIABILITIES
Payables:
     Investment Securities Purchased                                                       5,023,495
     Net Payable for Foreign Currency Exchange Contracts                                     105,235
     Investment Advisory Fee                                                                 293,344
     Capital Stock Repurchased                                                               449,841
     Accrued Expenses and Other Liabilities                                                  127,174
                                                                                       --------------
          TOTAL LIABILITIES                                                                5,999,089
                                                                                       --------------
NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK                                    $  462,448,956
                                                                                       ==============
                           COMPOSITION OF NET ASSETS
Paid In Capital                                                                       $  430,067,727
Undistributed Net Investment Income                                                          580,686
Accumulated Net Realized Gain on Investments and Foreign Currency Transactions             3,364,491
Net Unrealized Appreciation of Investments                                                28,531,515
Net Unrealized Depreciation of Foreign Currency Exchange Contacts and Dividends              (95,463)
                                                                                       ==============
          TOTAL NET ASSETS                                                            $  462,448,956
                                                                                       ==============
Class Z
     Net Asset Value per Share (Offering and Redemption Price per Share)
          ($450,495,190 / 39,546,933 shares outstanding)                              $        11.39
                                                                                       ==============
Class I
     Net Asset Value per Share
          ($9,199,892 / 808,273  shares outstanding)                                  $        11.38
                                                                                       ==============
     Maximum Offering Price
          ($11.38 / 95.5%)                                                            $        11.92
                                                                                       ==============
Class II
     Net Asset Value per Share
          ($2,753,874 / 242,005 shares outstanding)                                   $        11.38
                                                                                       ==============

     Maximum Offering Price
          ($11.38 / 99.0%)                                                            $        11.49
                                                                                       ==============


See notes to financial statements.

                              MUTUAL EUROPEAN FUND
                             STATEMENT OF OPERATIONS
 For Period July 3, 1996 (Commencement of Operations) to December 31, 1996 (Unaudited)


INVESTMENT INCOME:
Income:
InvestInterest Securities, at Value (cost $430,352,372)                                         $       2,724,820
      Dividends
         (Net of Foreign Withholding -- $76,402)                                                          796,851        3,521,671
                                                                                                  ----------------
TOTAL INCOME

Expenses:
      Investment Advisory Fee                                                                               949,616
      Shareholder Servicing Costs                                                                           159,269
      Administrative                                                                                         80,467
      Distribution Fee
         Class I                                                                                              3,373
         Class II                                                                                             1,008
      Registration and Filing Fees                                                                          129,245
      Shareholder Reports                                                                                    21,180
      Legal Fees                                                                                              8,872
      Insurance                                                                                                 370
      Auditing Fees                                                                                           8,500
      Directors' Fees and Expenses                                                                            2,295
      Miscellaneous                                                                                           2,081
                                                                                                   ----------------
TOTAL EXPENSES                                                                                            1,366,276
      Less Expenses Reimbursed                                                                              (50,394)
                                                                                                   ----------------
TOTAL EXPENSES LESS REIMBURSEMENT                                                                                        1,315,882
                                                                                                                  -----------------
               NET INVESTMENT INCOME                                                                                     2,205,789
                                                                                                                  -----------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
      Net Realized Gain on Investments and Foreign Currency Transactions                                                 4,653,655
      Net Realized Loss on Securities Sold Short                                                                          (139,150)
      Change in Unrealized Appreciation of Investments
         and Foreign Currency Transactions                                                                              28,436,052
                                                                                                                  -----------------
               NET GAIN ON INVESTMENTS                                                                                  32,950,557
                                                                                                                  -----------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                                                      $       35,156,346
                                                                                                                  =================

See notes to financial statements.


                              MUTUAL EUROPEAN FUND
                        STATEMENT OF CHANGES IN NET ASSETS
For Period July 3, 1996 (Commencement of Operations) to December 31, 1996 (Unaudited)


INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
     Net Investment Income                                                $   2,205,789
     Net Realized Gain on Investments and Foreign Currency Transactions       4,514,505
     Change in Unrealized Appreciation of Investments                        28,436,052
                                                                           --------------
            NET INCREASE IN NET ASSETS
               FROM OPERATIONS                                               35,156,346
                                                                           --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
     Net Investment Income
            Class Z                                                          (1,947,610)
            Class I                                                             (25,784)
            Class II                                                             (7,669)
     Net Realized Gain on Investments
            Class Z                                                            (779,044)
            Class I                                                             (10,995)
            Class II                                                             (4,015)
                                                                           --------------

     TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                     (2,775,117)
                                                                           --------------
CAPITAL STOCK TRANSACTIONS
            Class Z                                                          418,343,037
            Class I                                                            9,032,503
            Class II                                                           2,692,187
                                                                           --------------
NET INCREASE IN NET ASSETS                                                   462,448,956
NET ASSETS:
     Beginning of Period                                                              -
                                                                           --------------
     End of Period -- Including Undistributed Net
        Investment Income of $580,686                                   $    462,448,956
                                                                           ==============

See notes to financial statements.




                              MUTUAL EUROPEAN FUND
                          NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1996 (UNAUDITED)


NOTE A -- SIGNIFICANT ACCOUNTING POLICIES
         Mutual European Fund is a portfolio of Franklin Mutual Series Fund Inc. (the "Series Fund"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Series Fund currently consists of five portfolios: Mutual Qualified Fund, Mutual Shares Fund, Mutual Beacon Fund, Mutual Discovery Fund and Mutual European Fund. Each of these portfolios is considered to be a separate entity for financial reporting and Federal income tax purposes. The financial statements and notes include operations with respect to Mutual European Fund (the "Fund") only.

         The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

         SECURITY VALUATION: Investments in securities and securities sold short that are listed on an exchange or the NASDAQ national market or other securities traded in the over-the-counter market are valued at the last reported sales price on the day of valuation; however, if there are no sales on that day, such securities are valued at the mean between the closing bid and asked prices. Securities for which market quotations are not readily available are valued at "fair value" as determined in good faith by management under the direction of the Board of Directors. Fair value reflects what management believes is the bid price for the securities and is based on estimates and assumptions deemed relevant under the circumstances. Actual results could differ from these estimates. Temporary investments are valued at the prevailing market value.

         RESTRICTED SECURITIES: The Fund invests in securities which are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued at fair value as determined in good faith by management under the direction of the Board of Directors. It is the Fund's policy that no more than 15%, as determined at the time of investment, of the value of the Fund's assets be invested in restricted securities.

         FOREIGN SECURITIES: The value of foreign securities is converted into U.S. dollars at the rate of exchange prevailing on the day of valuation. Purchases and sales of foreign securities, as well as income and expenses relating to such securities, are converted at the prevailing rate of exchange on the respective date of such transactions.

         FOREIGN EXCHANGE CONTRACTS: The Fund may engage in currency transactions in order to hedge the value of portfolio holdings denominated in foreign currencies against fluctuations in relative value. Foreign Exchange contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

         OPTIONS WRITTEN: When the Fund writes an option, the premium received is recorded as a liability with subsequent daily adjustment to current market value. When the Fund enters into a closing transaction or the option expires or is exercised, the Fund realizes a gain or loss, and the liability is eliminated. All securities covering outstanding options are held in a segregated account by the custodian bank.


         SECURITIES SOLD SHORT: The Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

         The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must also maintain a cash deposit with the broker having a value equal to a specified percentage of the value of the securities sold short.

         SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade-date basis. Securities gains or losses are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Interest income, including original issue discount, where applicable, is recorded on the accrual basis, except for bonds trading "flat", in which case interest is recorded when received.

         DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distribution for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

         FEDERAL INCOME TAXES: The Fund qualifies, and intends to continue to meet the requirements for qualification, as a regulated investment company, as defined in applicable sections of the Internal Revenue Code ("Code"). By complying with code provisions, the Fund is relieved from Federal income tax provided that substantially all of its taxable income is distributed to shareholders. Therefore, no Federal income tax provision has been provided.

NOTE B -- MERGER OF HEINE SECURITIES CORPORATION AND FRANKLIN RESOURCES
         On October 31, 1996, pursuant to an agreement between Franklin Resources, Inc. ("FRI") and Heine Securities Corporation ("Heine"), the investment adviser, the assets of Heine were acquired by Franklin Mutual Advisers, Inc. ("FMA"), a subsidiary of FRI. Franklin Mutual became the investment adviser to the Series Fund and the Series Fund name changed from Mutual Series Fund Inc. to Franklin Mutual Series Fund, Inc.

NOTE C -- INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
         Certain officers of the Fund are also directors or officers of FMA, Franklin Templeton Distributors, Inc. ("FTD") and Franklin Templeton Investor Services, Inc. ("FTIS"), the Fund's investment adviser, principal underwriter for Class I and II, and transfer agent, respectively.

         For the period ended December 31, 1996, the Advisers received fees of $949,616 for investment management and advisory services under the investment advisory agreements. The fee was paid monthly based on average daily net assets at the annual rate of eight-tenths of one percent. Prior to November 1, 1996, administrative personnel and services were provided at approximate cost by the Heine. On November 1, 1996 Franklin Templeton Services, Inc. ("FTSI") became the Fund's administrative manager. The Fund pays FTSI monthly its allocated share of an administrative fee of 0.15% per annum on the first $200 million of the Series Fund's aggregate average daily net assets, 0.135% of the next $500 million, 0.10% of the next $500 million and 0.075% per annum of such average net assets in excess of $1.2 billion. The Fund paid fees of $57,060 through December 31, 1996. In connection with the merger, FRI and FMA have voluntarily agreed to limit the total expenses of the Fund to be no higher than they were expected to be for the Fund's 1996 fisal year based on the projected annualized expense ratio had the merger between FRI and Heine not taken place. This limitation expires on October 31, 1999. The amount of reimbursement is set forth in the statement of operations. For the period ended December 31, 1996, FTD paid net commissions of $1,291 from the sale of the Fund's shares and FTIS received fees of $768.


         Clearwater Securities, Inc. ("Clearwater"), is a registered securities dealer which is owned by Michael F. Price, President of FMA. Through October 31, 1996, the Fund executed certain security transactions with Clearwater. Effective November 1, 1996, security transactions are no longer executed with Clearwater. For the period ended December 31, 1996, the Fund paid brokerage commissions totaling $4,037 to Clearwater.

         Under the distribution plans for Class I and Class II shares, the Fund reimburses FTD quarterly for FTD's costs and expenses in connection with any activity that is primarily intended to result in a sale of Fund shares, subject to a maximum of 0.25% and 1.00% per annum of the average daily net assets of Class I and Class II shares, respectively. Class II shares redeemed within 18 months are subject to a contingent deferred sales charge. There were no contingent deferred sales charge paid to FTD for the period ended December 31, 1996.

NOTE D -- INVESTMENT TRANSACTIONS
         Purchases and proceeds from the sale of investment securities (excluding short-term investments) for the period ended December 31, 1996 aggregated $305,035,611 and $53,054,797, respectively.

         For Federal income tax purposes, the identified cost of investments at December 31, 1996 was $430,352,372. Net unrealized appreciation for all securities at December 31, 1996, based on Federal income tax cost, amounted to $28,471,565 consisting of aggregate gross unrealized appreciation of $31,458,530 and aggregate gross unrealized depreciation of $2,986,965.


NOTE E -- RESTRICTED SECURITIES
             A summary of the restricted securities held at December 31, 1996 follows:


                                                                                     ACQUISITION
NAME OF ISSUER                                                                          DATE                   VALUE
OPTION
             Cityscape Financial Corp., Options                                       11/25/96                   $2,079,000
                                                                                                        ====================
TOTAL RESTRICTED SECURITIES:  (COST $1,760,000)  (0.45% OF NET ASSETS)                                           $2,079,000
                                                                                                        ====================





NOTE F -- FOREIGN CURRENCY EXCHANGE CONTRACTS
   At December 31, 1996, the Fund had various contracts which obligate the Fund to deliver currencies at specified future dates. Open contracts were as follows:
                                                                                                           Net Unrealized
                                                                                                            Appreciation/
                       Contracts to Deliver        In Exchange for    Settlement Date         Value        (Depreciation)
                       ---------------------       -----------------  -----------------  ----------------  ----------------
SALES
   ATS                           13,000,000              $1,193,044            2/11/97        $1,203,103        $ (10,059)
   CHF                           11,038,884               8,427,880            3/10/97         8,303,415           124,465
   DEM                            7,509,263               4,983,475            3/18/97         4,904,617            78,858
   DKK                           28,421,515               4,929,969            4/24/97         4,854,501            75,468
   ESP                          219,197,466               1,674,450            2/18/97         1,686,453          (12,003)
   FIM                           29,600,419               6,681,810             3/3/97         6,460,505           221,305
   FRF                          253,395,085              49,335,517            2/28/97        49,031,130           304,387
   GBP                            8,687,454              14,495,599            2/18/97        14,866,934         (371,335)
   GBP                            9,000,000              14,926,950            3/18/97        15,390,315         (463,365)
   GBP                            2,380,240               3,778,707            5/16/97         4,063,374         (284,667)
   GBP                            9,000,000              14,882,400            6/18/97        15,348,969         (466,569)
   GBP                            8,246,568              13,605,188            8/18/97        14,038,191         (433,003)
   ITL                        6,099,425,918               4,006,562             1/2/97         4,023,368          (16,806)
   ITL                        6,099,425,918               3,956,427             7/2/97         3,997,760          (41,333)
   NLG                           27,233,423              16,269,384            3/17/97        15,850,111           419,273
   NLG                            4,197,815               2,459,536            6/10/97         2,457,389             2,147
   NOK                          150,511,892              23,227,144             6/9/97        23,773,588         (546,444)
   PTE                          975,400,000               6,246,177            1/17/97         6,288,584          (42,407)
   SEK                           35,286,738               5,368,408            1/21/97         5,178,066           190,342
   SEK                           31,178,095               4,716,675            2/18/97         4,580,882           135,793
   SEK                          185,798,461              27,993,227            5/15/97        27,406,608           586,619
   SEK                           55,552,421               8,416,395            7/21/97         8,219,545           196,850
   SEK                           50,303,818               7,602,784            8/15/97         7,451,037           151,747
                                                   =================                     ================  ----------------
                                                       $249,177,708                         $249,378,445        $(200,737)
                                                   =================                     ================  ----------------
PURCHASES
                                $3,107,592   FIN         14,034,621             3/3/97        $3,063,157        $ (44,435)
                                 1,472,245   GBP            909,374            5/16/97         1,552,417            80,172
                                 3,982,648   ITL      6,099,425,918             1/2/97         4,023,368            40,720
                                 2,874,719   SEK         19,719,998            1/21/97         2,893,764            19,045
                       ====================                                              ================  ----------------
                              $ 11,437,204                                                   $11,532,706            95,502
                       ====================                                              ================  ----------------
                                                                                                                $(105,235)
                                                                                                           ================

Currency type abbreviations are explained on page XX.



NOTE G -- CAPITAL STOCK
Effective November 1, 1996, the Fund offered three classes of shares: Class Z, Class I and Class II. All Fund shares outstanding before that date were designated Class Z shares. All classes of shares have the same rights, except for their initial sales load, distribution fees, voting rights affecting a single class and the exchange privilege of each class. At December 31, 1996, there were 400 million shares authorized ($0.001 par value). Transactions in capital stock were as follows:





                                                                                    Class Z
                                                                      -------------------------------------
                                                                                 For the period
                                                                                  July 3, 1996
                                                                          (commencement of operations)
                                                                              to December 31, 1996
                                                                      -------------------------------------
                                                                           SHARES               AMOUNT
Shares sold                                                                  42,171,939       $446,968,711
Shares issued in reinvestment of dividends                                      229,503          2,586,502
Shares redeemed                                                             (2,854,509)       (31,212,176)
                                                                      ==================    ===============
       Net Increase                                                          39,546,933       $418,343,037
                                                                      ==================    ===============


                                                                                    Class I
                                                                      -------------------------------------
                                                                                 For the period
                                                                              November 1, 1996 to
                                                                               December 31, 1996
                                                                      -------------------------------------
                                                                           SHARES               AMOUNT
Shares sold                                                                     813,014         $9,085,283
Shares issued in reinvestment of dividends                                        2,838             31,814
Shares redeemed                                                                 (7,579)           (84,594)
                                                                      ==================    ===============
       Net Increase                                                             808,273         $9,032,503
                                                                      ==================    ===============

                                                                                    Class II
                                                                      -------------------------------------
                                                                                 For the period
                                                                              November 1, 1996 to
                                                                               December 31, 1996
                                                                      -------------------------------------
                                                                           SHARES               AMOUNT
Shares sold                                                                     242,959         $2,703,061
Shares issued in reinvestment of dividends                                          860              9,680
Shares redeemed                                                                 (1,814)           (20,554)
                                                                      ==================    ===============
       Net Increase                                                             242,005         $2,692,187
                                                                      ==================    ===============


Michael Price, President of the Fund's investment adviser, is the record owner of 14,024,208 Class Z shares as of December 31, 1996.




                                                MUTUAL EUROPEAN FUND
                                          FINANCIAL HIGHLIGHTS (UNAUDITED)

                  (Selected data for a share of capital stock outstanding throughout each period)

                                                                 Class Z                Class I               Class II
                                                            ------------------
                                                            ------------------    ------------------     ------------------
                                                             For the period        For the period         For the period
                                                            July 3, 1996 (a)      November 1, 1996       November 1, 1996
                                                             to December 31,       (b) to December        (b) to December
                                                                  1996                31, 1996               31, 1996
                                                            ------------------    ------------------     ------------------
NET ASSET VALUE,
   Beginning of  Period                                             $10.00               $ 10.84              $ 10.84
                                                              -------------       ------------------      -----------------
   INCOME FROM INVESTMENT
     OPERATIONS:
   Net Investment Income                                               .06                   .03                  .02
   Net Gains or Losses on Securities
   (realized and unrealized)                                          1.40                   .58                  .58
                                                              -------------       ---------------      ---------------
   Total from Investment Operations                                   1.46                   .61                  .60
                                                              -------------       ---------------      ---------------
   LESS DISTRIBUTIONS:
   Dividends (from net investment
        income)                                                        .05                   .05                  .04
   Distributions (from capital gains)                                  .02                   .02                  .02
                                                              -------------       ---------------      ---------------
        Total Distributions                                            .07                   .07                  .06
                                                              -------------       ---------------      ---------------

NET ASSET VALUE,
   End of Year                                                     $ 11.39               $ 11.38              $ 11.38
                                                              =============       ===============      ===============

TOTAL RETURN                                                        14.61% +               5.61% ++             5.52% +++
                                                              =============       ===============      ===============

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (millions)                                   $ 450                   $ 9                  $ 3
Ratio of Expenses to Average Net Assets                              1.14% *               1.38% *              2.01% *
Ratio of Expenses, net of reimbursement, to average                  1.09% *               1.32% *              1.94% *
net assets
Ratio of Net Investment Income to
   Average Net Assets                                                1.84% *               1.44% *               .79% *
Portfolio Turnover Rate                                             26.76%                26.76%               26.76%
Average Commission Per Share                                         $.023                 $.023                $.023

+NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
++TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS. NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
+++TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS OR THE CONTINGENT DEFERRED
SALES CHARGE. NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
*ANNUALIZED.
(A)COMMENCEMENT OF OPERATIONS.
(B)COMMENCEMENT OF OFFERING OF SALES.




                        FRANKLIN MUTUAL SHARES FUND INC.
                                    File Nos.
                                    33-18516
                                    811-5387

                                    FORM N-1A
                                     PART C
                                OTHER INFORMATION

ITEM 24  FINANCIAL STATEMENTS AND EXHIBITS

      a)   Financial Statements

      (1)  Unaudited Financial Statements for European Fund Filed in
           Part B.

           (i)  Schedule of Investments - December 31, 1996

           (ii) Statements of Assets and Liabilities - December 31, 1996

           (iii)Statement of Operations - December 31, 1996

           (iv) Statement of Changes in Net Assets - Period ended
                December 31, 1996

           (v)  Notes to Financial Statements

      (2) Unaudited Financial Statements incorporated herein by reference to the Mutual Shares Fund's Semi-Annual Report to Shareholders dated June 30, 1996, as filed with the SEC electronically on Form Type N-30D on August 30, 1996

           (i)  Schedule of Investments - June 30, 1996

           (ii) Statement of Assets and Liabilities - June 30, 1996

           (iii)Statement of Operations - June 30, 1996

           (iv) Statement of Changes in Net Assets - for the six months ended June 30, 1996 and the year ended December 31, 1995

           (v)  Notes to Financial Statements

      (3) Unaudited Financial Statements incorporated herein by reference to the Mutual Qualified Fund's Semi-Annual Report to Shareholders dated June 30, 1996, as filed with the SEC electronically on Form Type N-30D on August 30, 1996

           (i)  Schedule of Investments - June 30, 1996

           (ii) Statement of Assets and Liabilities - June 30, 1996

           (iii)Statement of Operations - June 30, 1996

           (iv) Statement of Changes in Net Assets - for the six months ended June 30, 1996 and the year ended December 31, 1995

           (v)  Notes to Financial Statements

      (4) Unaudited Financial Statements incorporated herein by reference to the Mutual Discovery Fund's Semi-Annual Report to Shareholders dated June 30, 1996, as filed with the SEC electronically on Form Type N-30D on August 30, 1996

           (i)  Schedule of Investments - June 30, 1996

           (ii) Statement of Assets and Liabilities - June 30, 1996

           (iii)Statement of Operations - June 30, 1996

           (iv) Statement of Changes in Net Assets - for the six months ended June 30, 1996 and the Year ended December 31, 1995

           (v)  Notes to Financial Statements

      (5) Unaudited Financial Statements incorporated herein by reference to the Mutual Beacon Fund's Semi-Annual Report to Shareholders dated June 30, 1996, as filed with the SEC electronically on Form Type N-30D on August 30, 1996

           (i)  Schedule of Investments - June 30, 1996

           (ii) Statement of Assets and Liabilities - June 30, 1996

           (iii)Statement of Operations - June 30, 1996

           (iv) Statement of Changes in Net Assets - for the six months ended June 30, 1996 and the Year ended December 31, 1995

           (v)  Notes to Financial Statements

      (6) Audited Financial Statements incorporated herein by reference to the Mutual Shares Fund's Annual Report to Shareholders dated December 31, 1995, as filed with the SEC electronically on Form Type N-30D on February 29, 1996

           (i)  Schedule of Investments - December 31, 1995

           (ii) Statement of Assets and Liabilities - December 31, 1995

           (iii)Statements of Operations - for the year ended December
                31, 1995

           (iv) Statements of Changes in Net Assets - for the years ended December 31, 1995 and the year ended December 31, 1994

           (v)  Notes to Financial Statements

           (vi) Report of Independent Auditors - February 9, 1996

      (7) Audited Financial Statements incorporated herein by reference to the Mutual Qualified Fund's Annual Report to Shareholders dated December 31, 1995 as filed with the SEC electronically on Form Type N-30D on February 29, 1996

           (i)  Schedule of Investments - December 31, 1995

           (ii) Statement of Assets and Liabilities - December 31, 1995

           (iii)Statement of Operations - for the year ended December
                31, 1995

           (iv) Statements of Changes in Net Assets - for the years ended December 31, 1995 and December 31, 1994

           (v)  Notes to Financial Statements

           (vi) Report of Independent Auditors - February 9, 1996

      (8) Audited Financial Statements incorporated herein by reference to the Mutual Discovery Fund's Annual Report to Shareholders dated December 31, 1995 as filed with the SEC electronically on Form Type N-30D on February 29, 1996

           (i)  Schedule of Investments - December 31, 1995

           (ii) Statement of Assets and Liabilities - December 31, 1995

           (iii)Statement of Operations - for the year ended December
                31, 1995

           (iv) Statements of Changes in Net Assets - for the years ended December 31, 1995 and December 31, 1994

           (v)  Notes to Financial Statements

           (vi) Report of Independent Auditors - February 9, 1996

      (9) Audited Financial Statements incorporated herein by reference to the Mutual Beacon Fund's Annual Report to Shareholders dated December 31, 1995 as filed with the SEC electronically on Form Type N-30D on February 29, 1996

           (i)  Schedule of Investments - December 31, 1995

           (ii) Statement of Assets and Liabilities - December 31, 1995

           (iii)Statement of Operations - for the year ended December
                31, 1995

           (iv) Statements of Changes in Net Assets - for the Years ended December 31, 1995 and December 31, 1994

           (v)  Notes to Financial Statements

           (vi) Report of Independent Auditors - February 9, 1996

      b)   Exhibits:

(1)  copies of the charter as now in effect;

      (i)  *Form of Amendment to Articles of Incorporation

      (ii) *Articles Supplementary Creating Mutual Discovery Fund

      (iii)*Articles Supplementary Increasing Authorized Shares

      (iv) *Articles Supplementary Increasing Authorized Shares and Creating Mutual European Fund

(2)  copies of the existing By-Laws or instruments corresponding thereto;

      (i)   *By-Laws

(3) copies of any voting trust agreement with respect to more than five percent of any class of equity securities of the Registrant;

      Not Applicable

(4) specimens or copies of each security issued by the Registrant, including copies of all constituent instruments, defining the rights of the holders of such securities, and copies of each security being registered;

      Not Applicable

(5) copies of all investment advisory contracts relating to the management of the assets of the Registrant;

      (i)  Investment Advisory Agreement between Franklin Mutual
           Advisers, Inc., and the Registrant on behalf of Mutual Shares Fund dated November 1, 1996

      (ii) Investment Advisory Agreement between Franklin Mutual
           Advisers, Inc., and the Registrant on behalf of Mutual
           Qualified Fund dated November 1, 1996

    (iii)  Investment Advisory Agreement between Franklin Mutual
           Advisers, Inc., and the Registrant on behalf of Mutual
           Beacon Fund dated November 1, 1996


      (iv) Investment Advisory Agreement between Franklin Mutual
           Advisers, Inc., and the Registrant on behalf of Mutual
           Discovery Fund dated November 1, 1996

      (v)  Investment Advisory Agreement between Franklin Mutual
           Advisers, Inc., and the Registrant on behalf of Mutual
           European Fund dated November 1, 1996

(6) copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

      (i)  Distribution Agreement between Registrant and
           Franklin/Templeton Distributors, Inc. on behalf of Mutual Shares Fund dated November 1, 1996

      (ii) Distribution Agreement Agreement between the Registrant and Franklin/Templeton Distributors, Inc. on behalf of Mutual Beacon Fund dated November 1, 1996

      (iii)Distribution Agreement Agreement between the Registrant and Franklin/Templeton Distributors, Inc. on behalf of Mutual Qualified Fund dated November 1, 1996

      (iv) Distribution Agreement Agreement between the Registrant and Franklin/Templeton Distributors, Inc. on behalf of Mutual Discovery Fund dated November 1, 1996

      (v) Distribution Agreement Agreement between the Registrant and Franklin/Templeton Distributors, Inc. on behalf of Mutual European Fund dated November 1, 1996

      (vi) Form of Dealer Agreement between the Registrant and
           Franklin/Templeton Distributors, Inc., incorporated by reference to:
           Registrant:  Franklin Tax-Free Trust
           Filing: Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A
           File No. 2-94222
           Filing Date:  March 14, 1996

(7) copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of directors or officers of the Registrant in their capacity as such; any such plan that is not set forth in a formal document, furnish a reasonably detailed description thereof;

      Not Applicable

(8) copies of all custodian agreements and depository contracts under Section 17(f) of the 1940 Act, with respect to securities and similar investments of the Registrant, including the schedule of remuneration;

      (i)   *Custodian Agreement between the Registrant and State Street
            Bank


(9) copies of all other material contracts not made in the ordinary course of business which are to be performed in whole or in part at or after the date of filing the Registration Statement;

      Not Applicable

(10) an opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and nonassessable;

      (i) *Form of Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom as to Tax Matters

      (ii) *Opinion and Consent of Miles and Stockbridge as to legality

      (iii)*Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom as to Tax Matters

(11) copies of any other opinions, appraisals or rulings and consents to the use thereof relied on in the preparation of this Registration Statement and required by Section 7 of the 1933 Act;

      (i)  Consent of Ernst & Young LLP

(12) all financial statements omitted from Item 23;

      Not Applicable

(13) copies of any agreements or understandings made in consideration for providing the initial capital between or among the Registrant, the underwriter, adviser, promoter or initial stockholders and written assurances from promoters or initial stockholders that their purchases were made for investment purposes without any present intention of redeeming or reselling;

      (i)  *Form of Subscription by Sole Shareholder

(14) copies of the model plan used in the establishment of any retirement plan in conjunction with which Registrant offers its securities, any instructions thereto and any other documents making up the model plan. Such form(s) should disclose the costs and fees charged in connection therewith;

      (i)  Copy of Model Retirement Plan incorporated by reference to:
           Registrant: Franklin High Income Trust
           Filing: Post-Effective Amendment No. 26 to
           Registration Statement on Form N-1A
           File No.  2-30203
           Filing Date: August 1, 1989

      (ii) *Model 403 (b) (7) Plan

      (iii)*Model SEP-IRA Plan

      (iv) *Model Fund Sponsored Plan

      (v)  *Model IRA Plan

      (vi) *Model IRA Plan Amendment

(15) copies of any plan entered into by Registrant pursuant to Rule 12b-1 under the 1940 Act, which describes all material aspects of the financing of distribution of Registrant's shares, and any agreements with any person relating to implementation of such plan.

      (i) Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of Mutual Shares Fund - Class I dated November 1, 1996

      (ii) Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of Mutual Qualified Fund - Class I dated November 1, 1996

      (iii)Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of Mutual Beacon Fund - Class I dated November 1, 1996

      (iv) Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of Mutual Discovery Fund - Class I dated November 1, 1996

      (v) Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of Mutual European Fund - Class I dated November 1, 1996

      (vi) Distribution Plan pursuant to Rule 12b-1 between the Registrant dated November 1, 1996 on behalf of:
           Mutual Shares Fund - Class II
           Mutual Qualified Fund - Class II
           Mutual Beacon Fund - Class II
           Mutual Discovery Fund - Class II
           Mutual European Fund - Class II


(16) Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 (which need not be audited).

      (i) Schedule for Computation of Performance quotations incorporated by reference to:
           Filing: Post-Effective Amendment No. 20 to Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: August 30, 1996

(18) Copies of any plan entered into by Registrant pursuant to Rule 18f-3 under the 1940 Act.

      (i)  Form of Multiple Class Plan incorporated by reference to:
           Filing: Post-Effective Amendment No. 20 to Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: August 30, 1996

* Previously Filed

ITEM 25  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

           None

ITEM 26  NUMBER OF HOLDERS OF SECURITIES

As of January 30, 1997, the number of record holders of each series of the Registrant was as follows:

                                           NUMBER OF RECORD HOLDERS
                                   CLASS Z     CLASS I      CLASS II

Mutual Shares Fund                   145,635     4,586        2,505
Mutual Qualified Fund                174,010     2,854        1,531
Mutual Discovery Fund                110,248     5,255        3,242
Mutual Beacon Fund                   122,993     4,722        2,362
Mutual European Fund                 17,834      921          479


ITEM 27  INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court or appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

a) Franklin Mutual Advisers, Inc.

See "Investment Advisers" in the Class Z Statement of Additional Information and "Management of the Fund" in the Class Z Prospectus.

ITEM 29 PRINCIPAL UNDERWRITERS

a) Franklin/Templeton Distributors, Inc., ("Distributors") also acts as principal underwriter of shares of:

Franklin Asset Allocation Fund
Franklin California Tax-Free Income Fund, Inc.
Franklin California Tax-Free Trust
Franklin Custodian Funds, Inc.
Franklin Equity Fund
Franklin Federal Money Fund
Franklin Federal Tax-Free Income Fund
Franklin Gold Fund
Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Municipal Securities Trust
Franklin New York Tax-Free Income Fund, Inc.
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Advantaged High Yield Securities Fund
Franklin Tax-Advantaged International Bond Fund
Franklin Tax-Advantaged U.S. Government Securities Fund
Franklin Tax-Exempt Money Fund
Franklin Tax-Free Trust
Franklin Templeton Fund Allocator Series
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Value Investors Trust
Institutional Fiduciary Trust

Franklin Templeton Japan Fund
Templeton American Trust, Inc.
Templeton Capital Accumulator Fund, Inc.
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller Companies Fund, Inc.
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.
Templeton Variable Products Series Fund

b) The information required by this item 29 with respect to each director and officer of Distributors is incorporated by reference to Part B of this N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889)

c) Not applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

ITEM 30  LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of Mutual Series Fund Inc., located at 51 John F Kennedy Parkway, Short Hills, New Jersey 07078, or at the State Street Bank and Trust Company, 1776 Heritage Drive, John Adams Building #2, North Quincy, Massachusetts 02171 or PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809-3710 or at Franklin/Templeton Investor Services, Inc., 777 Mariners Island Blvd., San Mateo, California 94404.

ITEM 31  MANAGEMENT SERVICES

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 32  UNDERTAKINGS

(a) The Registrant hereby undertakes to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director or directors when requested in writing to do so by the record holders of not less than 10 percent of the Registrant's outstanding shares to assist its shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940.

(b) The Registrant hereby undertakes to comply with the information requirement in Item 5A of the Form N-1A by including the required information in the Fund's Annual Report to Shareholders and to furnish each person to whom a prospectus is delivered a copy of the Annual Report upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 31st day of January, 1996.

                                    FRANKLIN MUTUAL SERIES FUND INC.
                                    (Registrant)


                                    By:  /S/MICHAEL F. PRICE*
                                          Michael F. Price
                                          President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

/S/MICHAEL F. PRICE*              President and Chairman of the
Michael F. Price                  Board (Chief Executive Officer)
                                  Dated: January 31, 1997

/S/EDWARD J. BRADLEY*             Treasurer and Chief Financial and
Edward J. Bradley                 Accounting Officer
                                  Dated: December 31,  1996

/S/EDWARD I. ALTMAN*              Director
Edward I. Altman                  Dated: January 31, 1997

/S/RICHARD L. CHASSE, M.D.*       Director
Richard L. Chasse, M.D.           Dated: January 31, 1997

/S/ANN TORRE GRANT*               Director
Ann Torre Grant                   Dated: January 31, 1997

/S/PETER A. LANGERMAN*            Director
Peter A. Langerman                Dated: January 31, 1997

/S/BRUCE A. MACPHERSON*           Director
Bruce A. MacPherson               Dated: January 31, 1997

/S/BARRY F. SCHWARTZ*             Director
Barry F. Schwartz                 Dated: January 31, 1997

/S/VAUGHN R. STURTEVANT, M.D.*    Director
Vaughn R. Sturtevant, M.D.        Dated: January 31, 1997

/S/ROBERT E. WADE*                Director
Robert E. Wade                    Dated: January 31, 1997



*By /s/Elizabeth N. Cohernour
       Elizabeth N. Cohernour, Attorney-in-Fact
      (Pursuant to Powers of Attorney previously filed)